                                                                EXHIBIT 16(C)(2)

Introductory Note: The analyses contained in this exhibit being filed in accordance with the requirements of the Securities Exchange Act of 1934. However, in considering such analyses, the reader should be aware that such analyses were, at the time they were delivered, preliminary an incomplete and cannot be relied upon. See the Proxy Statement filed as Exhibit A to the
Schedule 13E-3 with which this exhibit is being filed.

Portions of this exhibit marked by "*" have been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

Comparable Company Analysis - Implied Value - BCT International
($ in thousands, except per share)

                                                           Earnings                                           Revenue
                                              ---------------------------------                 ------------------------------------
                                                LTM    Est CFY (1)  Est NFY (1)  Common Equity     LTM      Est CFY (1)  Est NFY (1)
                                              -------  -----------  -----------  -------------  ---------   -----------  -----------
BCT International                             $    98    $   519    $     371     $    14,540   $  18,377    $  17,726    $  16,610

------------------------------------------------------------------------------------------------------------------------------------

Comparable Companies Multiples

               High                              12.4x      11.6x        10.5x            0.8x        0.7x         0.7x         0.7x
               Mean                              10.4       11.6         10.5             0.6         0.4          0.6          0.5
               Median                            10.4       11.6         10.5             0.6         0.4          0.6          0.5
               Low                               10.4       11.6         10.5             0.3         0.0          0.5          0.4


Implied Range of Enterprise Value

               High                                na         na           na              na   $  13,277    $  12,915    $  11,749
               Mean                                na         na           na              na       6,994       11,149        8,946
               Median                              na         na           na              na       6,986       11,149        8,946
               Low                                 na         na           na              na         843        9,382        6,142


Implied Range of Market Value (2)

               High                           $ 1,210    $ 6,005    $   3,898     $    11,884   $  18,987    $  18,625    $  17,459
               Mean                             1,022      6,005        3,898           8,673      12,704       16,859       14,656
               Median                           1,022      6,005        3,898           8,716      12,696       16,859       14,656
               Low                              1,022      6,005        3,898           4,261       6,553       15,092       11,852


Implied Range of Market Value Per Share (3)

               High                           $  0.21    $  1.03    $    0.67     $      2.03   $    3.25    $    3.19    $    2.99
               Mean                              0.17       1.03         0.67            1.48        2.17         2.89         2.51
               Median                            0.17       1.03         0.67            1.49        2.17         2.89         2.51
               Low                               0.17       1.03         0.67            0.73        1.12         2.58         2.03

------------------------------------------------------------------------------------------------------------------------------------

                                                   LTM May 01
                                              -------------------
                                                EBIT      EBITDA    Total Assets
                                              --------   --------   ------------
BCT International                             $    388   $    630    $   16,156
--------------------------------------------------------------------------------

Comparable Companies Multiples

               High                               10.9x       8.7x          0.7x
               Mean                                7.0        4.9           0.4
               Median                              9.2        5.2           0.5
               Low                                 0.9        0.7           0.1


Implied Range of Enterprise Value

               High                           $  4,220   $  5,458    $   11,805
               Mean                              2,712      3,067         6,925
               Median                            3,563      3,303         8,191
               Low                                 351        439         1,531


Implied Range of Market Value (2)

               High                           $  9,930   $ 11,168    $   17,515
               Mean                              8,422      8,777        12,635
               Median                            9,273      9,013        13,901
               Low                               6,061      6,149         7,241


Implied Range of Market Value Per Share (3)

               High                           $   1.70   $   1.91    $     3.00
               Mean                               1.44       1.50          2.16
               Median                             1.59       1.54          2.38
               Low                                1.04       1.05          1.24

--------------------------------------------------------------------------------

---------------------------------
(1) Estimates have been derived from Company Projections and Management.
(2) Assumes Net Debt of ($5,710) [See Company DCF Analysis for calculation].
(3) Assumes 5,843 shares outstanding.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

 Comparable Company Analysis - Valuation Multiples - BCT International

($ in thousands, except per share data)

                                                                                          Market Value as a Multiple of
                                                                             ------------------------------------------------------
                                    % Below/Above                                        EPS
                       Stock Price      52-week       Market     Enterprise  ---------------------------------  Common   Net Tang.
       Company           9-Oct-01      High-Low       Value       Value (1)    LTM    Est CFY(2)   Est NFY(2)   Equity   Common Eq
---------------------- ------------ --------------- ---------- ------------- ------- ------------ ------------ -------- -----------
Consolidated
 Graphics, Inc           $ 18.280   17.3% - 92.4%   $ 239,468    $  487,207    12.4x      11.6x        10.5x      0.8x        2.6x

Geographics, Inc.           0.070   84.1% - 27.3%       2,674        13,056      na         na           na       0.5         1.2

IPI Inc                     3.940   28.4% - 91.0%      19,148       (11,343)     na         na           na       0.6         0.7

Impreso, Inc                2.010   50.9% - 1240.0%    10,613        34,328    11.2         na           na       0.7         0.7

iPrint Technologies         0.190   93.8% - 18.8%       5,738         5,754      na         na           na       0.3         0.3

Paris Corporation           2.800   24.3% - 60.0%       9,156         1,983     7.8         na           na       0.6         0.6


                                                    --------------------------------------------------------------------------------
                                                     High                      12.4x      11.6x        10.5x      0.8x        2.6x
                                                     Mean                      10.4       11.6         10.5       0.6         1.0
                                                     Median                    10.4       11.6         10.5       0.6         0.7
                                                     Low                       10.4       11.6         10.5       0.3         0.3
                                                    --------------------------------------------------------------------------------


BCT International        $  0.780   59.8% - 36.8%   $   4,546    $    1,656      na         na           na       0.3x        0.3x

                                 Enterprise Value as a Multiple of
                       ------------------------------------------------------
                                  Revenue                                           5 Year
                       --------------------------------  LTM     LTM              EPS Growth
       Company           LTM     Est CFY(2)  Est NFY(2)  EBIT   EBITDA   Assets    Proj. (2)
---------------------- -------- ----------------------- ------ -------- -------- ------------
Consolidated
 Graphics, Inc            0.7x        0.7x        0.7x   9.2x     5.2x     0.7x       15.0%

Geographics, Inc.         0.4          na          na      na      na      0.5          na

IPI Inc                    na          na          na      na      na       na          na

Impreso, Inc              0.4          na          na    10.9     8.7      0.6          na

iPrint Technologies       0.4         0.5         0.4      na      na      0.2          na

Paris Corporation         0.0          na          na     0.9     0.7      0.1          na


                       ----------------------------------------------------------------------
                          0.7x        0.7x        0.7x   10.9x    8.7x     0.7x      15.0%
                          0.4         0.6         0.5     7.0     4.9      0.4       15.0%
                          0.4         0.6         0.5     9.2     5.2      0.5       15.0%
                          0.0         0.5         0.4     0.9     0.7      0.1       15.0%
                       ----------------------------------------------------------------------


BCT International         0.1x         na          na      na      na      0.1x        na


________________________________________________________________________________

(1) Enterprise Value equals Market Value plus total debt, preferred stock, and minority interests, less cash.
(2) Sources of estimates: I/B/E/S and other various securities analysts' estimates and reports.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Margin and Other Analyses - BCT International

($ in thousands)

                                                                                  LTM (1)
                                       -------------------------------------------------------------------------------------
                                                               as Percentage of Revenue                       Return on
                                                 ----------------------------------------------------   --------------------
                                                  Gross           Operating                     Net      Average    Average
       Company                 Ticker   Revenue  Margin  S G & A    Margin    EBITDA    EBIT   Income     Assets   Common Eq
----------------------         ------   -------  ------  -------  ---------   ------    ----   ------   ---------  ---------
Consolidated Graphics, Inc     CGX     $674,345   27.2%    18.4%      7.8%     13.8%     7.9%     2.8%     2.9%        6.6%

Geographics, Inc.              GGIT      35,922   12.3%    25.8%    -13.4%     -7.7%   -13.5%   -16.7%   -22.6%     -110.9%

IPI Inc                        IDH        8,518   79.2%    75.7%     -9.6%     -3.7%    -9.6%    -7.0%    -1.8%       -2.4%

Impreso, Inc                   ZCOM      87,820   11.8%     8.4%      3.4%      4.5%     3.6%     1.1%     1.9%        6.7%

iPrint Technologies            IPRT      15,137   33.4%   157.4%   -169.1%   -128.5%  -155.1%  -155.1%   -79.2%      -97.0%

Paris Corporation              PBFI      43,232   12.7%     9.8%      2.9%      6.6%     5.1%     2.7%     5.8%        7.8%






                              -----------------------------------------------------------------------------------------------
                               High    $674,345   79.2%   157.4%      7.8%     13.8%     7.9%     2.8%     5.8%        7.8%
                               Mean     144,162   29.4%    49.3%    -29.7%    -19.2%   -26.9%   -28.7%   -15.5%      -31.5%
                               Median    39,577   20.0%    22.1%     -3.4%      0.4%    -3.0%    -3.0%     0.0%        2.1%
                               Low        8,518   11.8%     8.4%   -169.1%   -128.5%  -155.1%  -155.1%   -79.2%     -110.9%
                              -----------------------------------------------------------------------------------------------



BCT International              BCTI    $ 18,377   38.8%    38.9%     -1.4%     -0.1%    -1.4%     0.5%     0.6%        0.7%

                                                                           as of Latest Available Filing
                              -----------------------------------  ----------------------------------------------
                                  Accts                   Days                Total Debt    Total Debt  Latest FY

                                Receivable  Inventory   Sales     Current     to Total         to       Revenue
       Company                   Turnover   Turnover  Outstanding   Ratio   Capitalization    EBITDA      Growth
----------------------          ----------  --------  -----------  -------  --------------  ----------  ---------
Consolidated Graphics, Inc          5.8x     15.43x       63.3       2.1         46.4%         2.7x        9.4%

Geographics, Inc.                   5.6       4.53x       65.0       0.7         67.4%           na       34.3%

IPI Inc                             6.3       8.10x       58.0       4.3          0.2%           na       -9.6%

Impreso, Inc                        8.9       2.68x       41.0       1.3         62.7%         6.0x       20.5%

iPrint Technologies                 9.8         na        37.4       3.5          0.1%           na      424.2%

Paris Corporation                   8.0       9.80x       45.7       3.5          8.2%         0.5x       21.4%






                                ---------------------------------------------------------------------------------
                                    9.8x      15.4x       65.0       4.3         67.4%         6.0x      424.2%
                                    7.4        8.1        51.7       2.6         30.8%         3.1        83.4%
                                    7.1        8.1        51.9       2.8         27.3%         2.7        20.9%
                                    5.6        2.7        37.4       0.7          0.1%         0.5        -9.6%
                                ---------------------------------------------------------------------------------



BCT International                   6.6x      4.76x       55.7       7.4          1.9%          na        -1.4%

________________________________________________________________________________
(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Income Statement Overview - BCT International

($ in thousands, except per share data)

                                       Revenue              EBITDA (1)            EBIT (1)            Net Income (1)
                                --------------------  --------------------  --------------------  --------------------
                                            Latest                Latest                Latest                Latest
         Company                   LTM       10-K        LTM       10-K        LTM       10-K        LTM       10-K
----------------------------    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Consolidated Graphics, Inc      $ 674,345  $ 683,396  $  92,918  $  97,063  $  53,052  $  58,280  $  19,155  $  22,111

Geographics, Inc.                  35,922     36,602     (2,783)    (2,064)    (4,862)    (3,863)    (6,002)    (5,007)

IPI Inc                             8,518      9,294       (317)       330       (818)      (204)      (595)      (192)

Impreso, Inc                       87,820     74,118      3,962      3,481      3,156      2,792        934        931

iPrint Technologies                15,137     17,069    (19,448)   (32,017)   (23,476)   (35,975)   (23,476)   (35,975)

Paris Corporation                  43,232     43,011      2,847      1,991      2,191      1,263      1,166        663





                     --------------------------------------------------------------------------------------------------
                      High      $ 674,345  $ 683,396  $  92,918  $  97,063  $  53,052  $  58,280  $  19,155  $  22,111
                      Mean        144,162    143,915     12,863     11,464      4,874      3,716     (1,470)    (2,912)
                      Median       39,577     39,807      1,265      1,161        687        530        170        235
                      Low           8,518      9,294    (19,448)   (32,017)   (23,476)   (35,975)   (23,476)   (35,975)
                     --------------------------------------------------------------------------------------------------


BCT International               $  18,377  $  19,048  $     (20) $     988  $    (265) $     756  $      98  $     664

                                       EPS (1)          Latest       Latest
                                 --------------------
                                             Latest    Available   Available
         Company                    LTM       10-K        10-Q        10-K
----------------------------     ---------  ---------  ---------   ---------
Consolidated Graphics, Inc       $   1.48   $   1.68   30-Jun-01   31-Mar-01

Geographics, Inc.                   (0.17)     (0.14)  30-Jun-01   31-Mar-01

IPI Inc                             (0.13)     (0.04)  31-May-01   30-Nov-00

Impreso, Inc                         0.18       0.18   31-May-01   31-Aug-00

iPrint Technologies                 (0.71)     (1.39)  30-Jun-01   31-Dec-00

Paris Corporation                    0.36       0.21   30-Jun-01   30-Sep-00





                     --------------------------------
                      High       $   1.48   $   1.68
                      Mean           0.17       0.08
                      Median         0.03       0.07
                      Low           (0.71)     (1.39)
                     --------------------------------


BCT International                      na   $   0.13   31-Aug-01  28-Feb-01

________________________________________________________________________________
(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Balance Sheet Overview - BCT International

($ in thousands)

                                                                      As of Latest Available Filing
                                 ---------------------------------------------------------------------------------------------
                                 Cash, Equivalents    Accounts              Total Current              Intangibles,    Total
          Company                   & Mrkt Sec      Receivables  Inventory      Assets      PPE, net       net         Assets
-----------------------------    -----------------  -----------  ---------  -------------  ----------  ------------  ---------
Consolidated Graphics, Inc          $    6,116       $ 117,710   $  32,049    $ 165,489    $ 292,760    $ 201,714    $ 666,800

Geographics, Inc.                          177           5,453       7,268       13,463        9,141        2,907       25,753

IPI Inc                                 30,559           1,338         196       35,390          727        3,274       40,083

Impreso, Inc                               198          10,800      36,667       48,138       10,562            -       58,940

iPrint Technologies                     10,645           1,227           -       19,827        3,202            -       25,192

Paris Corporation                        8,537           5,401       3,842       18,750        1,598            -       20,921


                      ---------------------------------------------------------------------------------------------------------
                       High         $   30,559       $ 117,710   $  36,667    $ 165,489    $ 292,760    $ 201,714    $ 666,800
                       Mean              9,372          23,655      13,337       50,176       52,998       34,649      139,615
                       Median            7,327           5,427       5,555       27,609        6,172        1,454       32,918
                       Low                 177           1,227           -       13,463          727            -       20,921
                      ---------------------------------------------------------------------------------------------------------


BCT International                   $    3,170       $   2,043   $   2,375    $   8,170    $     423    $     219    $  16,156

                                                                                         Latest
                                    --------------------------------------------------
                                    Total Current    Total       Total    Net Tangible  Available
          Company                    Liabilities      Debt     Common Eq    Common Eq    Filing
-----------------------------       -------------  ---------   ---------  ------------  ---------
Consolidated Graphics, Inc            $  80,298    $ 247,739   $ 292,983    $ 91,269    30-Jun-01

Geographics, Inc.                        18,013       10,382       5,113       2,206    30-Jun-01

IPI Inc                                   8,203      (30,491)     31,812      28,538    31-May-01

Impreso, Inc                             37,382       23,715      14,212      14,212    31-May-01

iPrint Technologies                       5,600           16      19,582      19,582    30-Jun-01

Paris Corporation                         5,358       (7,173)     15,338      15,338    30-Jun-01


                      ---------------------------------------------------------------
                       High           $  80,298    $ 247,739   $ 292,983    $ 91,269
                       Mean              25,809       40,698      63,173      28,524
                       Median            13,108        5,199      17,460      17,460
                       Low                5,358      (30,491)      5,113       2,206
                      ---------------------------------------------------------------


BCT International                     $   1,102    $  (2,890)  $  14,540    $ 14,321    31-Aug-01

________________________________________________________________________________
Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                              Consolidated Graphics, Inc Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name  Consolidated Graphic      Address 5858 Westheimer       Officers Joe Davis           Attorneys
          Symbol  CGX                  City, State Zip Houston, TX 77057           Charles White       Auditors Arthur Andersen
Latest Fiscal YE  31-Mar-01                 Telephone 713-787-0977                 Wayne Rose      Transfer Agent American Stock
 Latest Rprt Per  30-Jun-01                   Fax 713-787-5013                                     Transfer & Trust

Consolidated Graphics has bought more than 60 medium-sized printing firms since 1985. CGX, which is one of the nation's largest commercial printers, generates most of its sales by printing items such as brochures, catalogs, and direct mail fliers. The company also provides electronic services (online digital asset management, online purchasing) and fulfillment services.
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                    Income and Cashflow Statement Data
-----------------------------------------------------------------------------------------------------------
($ in thousands, except per share)

                                               LTM        Three Months Ended          Fiscal Years Ended
                                                       ------------------------    ------------------------
                                             Jun-01      Jun-01        Jun-00        Mar-01       Mar-00
                                           ---------   ------------------------    ------------------------
Revenue                                    $ 674,345   $   164,435    $ 173,486    $ 683,396    $  624,895
COGS                                         490,703       120,603      124,058      494,158       437,345
                                           ---------   ------------------------    ------------------------
                            Gross Profit     183,642        43,832       49,428      189,238       187,550
Selling, General & Administrative            124,297        30,755       31,123      124,665       109,944
Research & Development                             -             -            -            -             -
Other Operating                                6,440             -            -        6,440             -
                                           ---------   ------------------------    ------------------------
             Operating Income                 52,905        13,077       18,305       58,133        77,606
Interest Expense, net                         20,704         4,610        4,911       21,005        13,584
Other, net                                       147             -            -          147           108
                                           ---------   ------------------------    ------------------------
                          Pre-tax Income      32,348         8,467       13,394       37,275        64,130
Taxes                                         13,193         3,387        5,358       15,164        25,651
                                           ---------   ------------------------    ------------------------
                        After-tax Income      19,155         5,080        8,036       22,111        38,479
Minority Interest                                  -             -            -            -             -
Equity in Affiliates                               -             -            -            -             -
                                           ---------   ------------------------    ------------------------
                   Normalized Net Income      19,155         5,080        8,036       22,111        38,479
Preferred Dividends                                -             -            -            -             -
                                           ---------   ------------------------    ------------------------
 Normalized Net Income to Common           $  19,155   $     5,080    $   8,036    $  22,111    $   38,479
                                           =========   ========================    ========================

                                    EBIT   $  53,052   $    13,077    $  18,305    $  58,280    $   77,714
             Depreciation & Amortization   $  39,866   $    10,260    $   9,177    $  38,783    $   32,881
                                  EBITDA   $  92,918   $    23,337    $  27,482    $  97,063    $  110,595
                                   CAPEX   $  24,415   $     3,071    $   5,090    $  26,434    $   25,172
                          EBITDA - CAPEX   $  68,503   $    20,266    $  22,392    $  70,629    $   85,423
                GAAP Operating Cash Flow   $  60,210   $    12,180    $  20,088    $  68,118    $   68,319
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
                 Unusual Items             $       -   $         -    $       -    $       -    $        -
                 Accounting Changes        $       -   $         -    $       -    $       -    $        -
                 Discontinued Operations   $       -   $         -    $       -    $       -    $        -
                 Extraordinary Items       $       -   $         -    $       -    $       -    $        -
                 Total                     $       -   $         -    $       -    $       -    $        -
Total After-tax Special Items              $       -   $         -    $       -    $       -    $        -
Tax Provision on Special Items             $       -   $         -    $       -    $       -    $        -
Reported Taxes                             $  13,193   $     3,387    $   5,358    $  15,164    $   25,651
Reported Net Income                        $  19,155   $     5,080    $   8,036    $  22,111    $   38,479
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)              13,025       13,601       13,142        15,155
Basic Normalized EPS                       $    1.48   $      0.39    $    0.59    $    1.68    $     2.54
Basic Reported EPS                         $    1.48   $      0.39    $    0.59    $    1.68    $     2.54
Diluted Reported Weighted Avg Shares Out (000's)            13,258       13,610       13,186        15,336
Diluted Normalized EPS                     $    1.47   $      0.38    $    0.59    $    1.68    $     2.51
Diluted Reported EPS                       $    1.47   $      0.38    $    0.59    $    1.68    $     2.51
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                  Profitability Ratios (as % of Revenue)
-----------------------------------------------------------------------------------------------------------
Core Gross Profit                               27.2%         26.7%        28.5%        27.7%         30.0%
S,G & A                                         18.4%         18.7%        17.9%        18.2%         17.6%
Operating Income                                 7.8%          8.0%        10.6%         8.5%         12.4%
Pre-Tax                                          4.8%          5.1%         7.7%         5.5%         10.3%
EBIT                                             7.9%          8.0%        10.6%         8.5%         12.4%
EBITDA                                          13.8%         14.2%        15.8%        14.2%         17.7%
Normalized Net Income                            2.8%          3.1%         4.6%         3.2%          6.2%
Reported Net Income                              2.8%          3.1%         4.6%         3.2%          6.2%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)           As of                As of
                                                        ------------------------
                                           30-Jun-01      Mar-01        Mar-00
                                           ---------    ------------------------
Cash & Equivalents                         $   6,116    $   8,667     $   8,197
Marketable Securities                              -            -             -
                                           ---------    ------------------------
Total Cash & Mkt Securities                    6,116        8,667         8,197
Accounts Receivable                          117,710      116,095       115,646
Inventory                                     32,049       31,536        32,670
Other Current Assets                           9,614        8,628         8,518
                                           ---------    ------------------------
                    Total Current Assets     165,489      164,926       165,031
PPE, net                                     292,760      299,871       310,344
Intangibles, net                             201,714      203,030       198,588
Investments                                        -            -             -
Other Assets                                   6,837        6,840         6,885
                                           ---------    ------------------------
                            Total Assets   $ 666,800    $ 674,667     $ 680,848
                                           =========    ========================

Accounts Payable                           $  27,619    $  33,865     $  55,780
Accrued Expenses                              33,417       32,609        35,260
Short Term Debt                               16,189       18,711         5,083
Short Term Capital Leases                          -            -             -
Other Current Liabilities                      3,073          253         3,607
                                           ---------    ------------------------
               Total Current Liabilities      80,298       85,438        99,730
Other LT Liabilities                          55,853       54,966        47,180
Long Term Debt                               237,666      246,729       261,407
Long Term Capital Leases                           -            -             -
Minority Interests                                 -            -             -
Pref Stock (Liq Value)                             -            -             -
                                           ---------    ------------------------
          Total Liabilities & Pref Stock     373,817      387,133       408,317
                                           ---------    ------------------------
Common Equity                                292,983      287,534       272,531
                                           ---------    ------------------------
              Total Liabilities & Equity   $ 666,800    $ 674,667     $ 680,848
                                           =========    ========================

Common Shares Outstanding (000's)             13,046       13,019        13,708
                    Cash Value per share   $    0.47    $    0.67     $    0.60
                    Book Value per share   $   22.46    $   22.09     $   19.88
           Tangible Book Value per share   $    7.00    $    6.49     $    5.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                    5.77x        5.90x         5.40x
Inventory Turnover                             15.43x       15.39x        13.39x
Asset Turnover                                  1.01x        1.01x         0.92x
Days Sales Outstanding                          63.3         61.9          67.5
Days Inventory Outstanding                      23.6         23.7          27.3
Days Payable Outstanding                        18.1         26.2          37.2
Return on Avg Assets                             2.9%         3.3%           na
Return on Avg Common Equity                      6.6%         7.9%           na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                   2.06         1.93          1.65
Quick Ratio                                     1.66         1.56          1.33
Total Debt                                 $ 253,855    $ 265,440    $  266,490
Net Debt                                   $ 247,739    $ 256,773    $  258,293
Total Capitalization                       $ 546,838    $ 552,974    $  539,021
Total Debt/Total Capitalization                 46.4%        48.0%         49.4%
Net Debt/Total Capitalization                   45.3%        46.4%         47.9%
Total Debt/EBITDA                               2.73x        2.73x         2.41x
EBITDA/Interest Expense                         4.49x        4.62x         8.14x
EBITDA CAPEX/Interest Expense                   3.31x        3.36x         6.29x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                                   NYSE
Stock Price                                                         $     18.28
52 Week High                                                        $     22.10
52 Week Low                                                         $      9.50
Avg. Daily Volume (000's)                                                    54
Beta                                                                       0.72
Shares Outstanding (000's)                                               13,100
Total Outstanding Warrants & Options (000's)                                  -
Float (000's)                                                             8,800

Market Cap                                                          $ 239,468.0
Enterprise Value (EV)                                               $ 487,207.0

Institutional
   % Owned                                                                40.00%
   Number of Institutions                                                   157
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                               Multiple of
                                                         -----------------------
                                                         Market Cap         EV
                                                         -----------------------
Latest Twelve Months
   Revenue                                                  0.36x          0.72x
   EBIT                                                     4.51x          9.18x
   EBITDA                                                   2.58x          5.24x
   Normalized Net Income                                   12.50x         25.43x
   Basic Normalized EPS                                    12.35x
Projected
   Mar-02 Mean Revenue                                      0.36x          0.73x
   Mar-02 Mean Revenue                                      0.35x          0.71x
   Mar-02 Mean EPS                                         11.57x            na
   Mar-03 Mean EPS                                         10.51x            na
Most Recent Filing
   Assets                                                   0.36x          0.73x
   Common Equity                                            0.82x          1.66x
   Tangible Common Equity                                   2.62x          5.34x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                     # Ests  Revenue         EPS
--------------------------------------------------------------------------------
March-02                                           2   $  668,700   $      1.58
March-03                                           2   $  688,760   $      1.74
LT Growth                                          1           na         15.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                         Three Months Ended   Fiscal Years Ended
                                              Jun-01                Mar-01
                                          ----------------      ----------------
Revenue                                              -5.2%                  9.4%
EBIT                                                -28.6%                -25.0%
EBITDA                                              -15.1%                -12.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes






--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographics, Inc. Overview
------------------------------------------------------------------------------------------------------------------------------------

            Name  Geographics, Inc.       Address 1555 Odell Road     Officers James Dorman     Attorneys
          Symbol  GGIT               City, State Zip Blaine, WA 98231          William Graham   Auditors KPMG
Latest Fiscal YE  31-Mar-01            Telephone 360-332-6711                  John Rossmiller  Transfer Agent Montreal Trust Centre
Latest Rprt Per   30-Jun-01                  Fax 360-332-6352                  William Paquin

Geographics is primarily engaged in the development, manufacture, marketing and distribution of specialty paper products, generally made using pre-printed designs, including stationery, business cards, brochures, memo pads, and poster boards. Geographics is also engaged in the development, marketing and distribution of plastic ready-to-assemble filing and storage cabinets.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                       Income and Cashflow Statement Data
-------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                          LTM        Three Months Ended     Fiscal Years Ended
                                                    -------------------  ------------------------
                                         Jun-01      Jun-01     Jun-00       Mar-01      Mar-00
                                        --------    -------------------  ------------------------
Revenue                                 $ 35,922    $ 8,524  $    9,204  $   36,602   $   27,255
COGS                                      31,486      7,039       6,499      30,946       18,999
                                        --------    -------------------  ------------------------
                        Gross Profit       4,436      1,485       2,705       5,656        8,256
Selling, General & Administrative          9,267      1,915       2,135       9,487        7,576
Research & Development                         -          -           -           -            -
Other Operating                                -          -           -           -            -
                                         --------   -------------------  ------------------------
                    Operating Income      (4,831)      (430)        570      (3,831)         680
Interest Expense, net                      1,140        218         222       1,144          927
Other, net                                   (31)       (13)        (14)        (32)         483
                                        --------    -------------------  ------------------------
                      Pre-tax Income      (6,002)      (661)        334      (5,007)         236
Taxes                                          -          -           -           -            -
                                        --------    -------------------  ------------------------
                    After-tax Income      (6,002)      (661)        334      (5,007)         236
Minority Interest                              -          -           -           -            -
Equity in Affiliates                           -          -           -           -            -
                                        --------    -------------------  ------------------------
               Normalized Net Income      (6,002)      (661)        334      (5,007)         236
Preferred Dividends                            -          -           -           -            -
                                        --------    -------------------  ------------------------
     Normalized Net Income to Common    $ (6,002)   $  (661) $      334  $   (5,007)  $      236
                                        ========    ===================  ========================

                                EBIT    $ (4,862)   $  (443) $      556  $   (3,863)  $    1,163
         Depreciation & Amortization    $  2,079    $   687  $      407  $    1,799   $    1,330
                              EBITDA    $ (2,783)   $   244  $      963  $   (2,064)       2,493
                               CAPEX    $  1,534    $   507  $       77  $    1,104   $      444
                      EBITDA - CAPEX    $ (4,317)   $  (263) $      886  $   (3,168)  $    2,049
            GAAP Operating Cash Flow    $   (242)   $   386  $      274  $     (354)  $   (2,621)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Special Item Reconciliation:
Pre-tax Special Items
   Unusual Items                        $      -    $     -  $        -  $        -   $        -
   Accounting Changes                   $      -    $     -  $        -  $        -   $        -
   Discontinued Operations              $      -    $     -  $        -  $        -   $        -
   Extraordinary Items                  $      -    $     -  $        -  $        -   $        -
   Total                                $      -    $     -  $        -  $        -   $        -
Total After-tax Special Items           $      -    $     -  $        -  $        -   $        -
Tax Provision on Special Items          $      -    $     -  $        -  $        -   $        -
Reported Taxes                          $      -    $     -  $        -  $        -   $        -
Reported Net Income                     $ (6,002)   $  (661) $      334  $   (5,007)  $      236
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)       35,284      35,832      35,284       19,442
Basic Normalized EPS                    $  (0.17)   $ (0.02) $     0.01  $    (0.14)  $     0.01
Basic Reported EPS                      $  (0.17)   $ (0.02) $     0.01  $    (0.14)  $     0.01
Diluted Reported Weighted Avg Shares Out (000's)     35,284      36,711      35,284       20,599
Diluted Normalized EPS                  $  (0.17)   $ (0.02) $     0.01  $    (0.14)  $     0.01
Diluted Reported EPS                    $  (0.17)   $ (0.02) $     0.01  $    (0.14)  $     0.01
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                     Profitability Ratios (as % of Revenue)
-------------------------------------------------------------------------------------------------
Core Gross Profit
S,G & A                                     12.3%      17.4%       29.4%       15.5%        30.3%
Operating Income                            25.8%      22.5%       23.2%       25.9%        27.8%
Pre-Tax                                    -13.4%      -5.0%        6.2%      -10.5%         2.5%
EBIT                                       -16.7%      -7.8%        3.6%      -13.7%         0.9%
EBITDA                                     -13.5%      -5.2%        6.0%      -10.6%         4.3%
Normalized Net Income                       -7.7%       2.9%       10.5%       -5.6%         9.1%
Reported Net Income                        -16.7%      -7.8%        3.6%      -13.7%         0.9%
                                           -16.7%      -7.8%        3.6%      -13.7%         0.9%
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)          As of                As of
                                                        ------------------------
                                          30-Jun-01       Mar-01        Mar-00
                                         ----------     ------------------------
Cash & Equivalents                       $      177     $     421     $     361
Marketable Securities                             -             -             -
                                         ----------     ------------------------
Total Cash & Mkt Securities                     177           421           361
Accounts Receivable                           5,453         7,344         6,079
Inventory                                     7,268         6,634         5,301
Other Current Assets                            565           604           562
                                         ----------     ------------------------
             Total Current Assets            13,463        15,003        12,303
PPE, net                                      9,141         9,007         9,305
Intangibles, net                              2,907         3,127           317
Investments                                                     -             -
Other Assets                                    242           198           442
                                         ----------     ------------------------
                     Total Assets        $   25,753     $  27,335     $  22,367
                                         ==========     ========================


Accounts Payable                         $    5,919     $   5,401     $   3,699
Accrued Expenses                              2,881         4,237         2,084
Short Term Debt                               7,932         8,407         5,765
Short Term Capital Leases                         -             -             -
Other Current Liabilities                     1,281         1,950         1,628
                                         ----------     ------------------------
        Total Current Liabilities            18,013        19,995        13,176
Other LT Liabilities                              -             -             -
Long Term Debt                                2,627         1,629         3,539
Long Term Capital Leases                          -             -             -
Minority Interests                                -             -             -
Pref Stock (Liq Value)                            -             -             -
                                         ----------     ------------------------
   Total Liabilities & Pref Stock            20,640        21,624        16,715
                                         ----------     ------------------------
Common Equity                                 5,113         5,711         5,652
                                         ----------     ------------------------
       Total Liabilities & Equity        $   25,753     $  27,335     $  22,367
                                         ==========     ========================

Common Shares Outstanding (000's)            38,192        38,193        26,966
             Cash Value per share        $     0.00     $    0.01     $    0.01
             Book Value per share        $     0.13     $    0.15     $    0.21
    Tangible Book Value per share        $     0.06     $    0.07          0.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                   5.61x         5.45x         4.48x
Inventory Turnover                             4.53x         5.19x         3.58x
Asset Turnover                                 1.35x         1.47x         1.22x
Days Sales Outstanding                         65.0          66.9          81.4
Days Inventory Outstanding                     80.6          70.4         101.8
Days Payable Outstanding                       50.7          41.1          50.8
Return on Avg Assets                          -22.6%        -20.1%           na
Return on Avg Common Equity                  -110.9%        -88.1%           na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                  0.75          0.75          0.93
Quick Ratio                                    0.34          0.42          0.53
Total Debt                               $   10,559     $  10,036     $   9,304
Net Debt                                 $   10,382     $   9,615     $   8,943
Total Capitalization                     $   15,672     $  15,747     $  14,956
Total Debt/Total Capitalization                67.4%         63.7%         62.2%
Net Debt/Total Capitalization                  66.2%         61.1%         59.8%
Total Debt/EBITDA                                na            na         3.73x
EBITDA/Interest Expense                          na            na         2.69x
EBITDA-CAPEX/Interest Expense                    na            na         2.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                                 OTC BB
Stock Price                                                       $        0.07
52 Week High                                                      $        0.44
52 Week Low                                                       $        0.06
Avg. Daily Volume (000's)                                                    10
Beta                                                                      (0.28)
Shares Outstanding (000's)                                               38,200
Total Outstanding Warrants & Options (000's)                                  -
Float (000's)                                                            26,000

Market Cap                                                        $     2,674.0
Enterprise Value (EV)                                             $    13,056.0

Institutional
   % Owned                                                                 0.00%
   Number of Institutions                                                     -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                               Multiple of
                                                         -----------------------
                                                         Market Cap        EV
                                                         -----------------------
Latest Twelve Months
   Revenue                                                  0.07x          0.36x
   EBIT                                                       na             na
   EBITDA                                                     na             na
   Normalized Net Income                                      na             na
   Basic Normalized EPS                                       na

Projected
   Dec-01 Mean Revenue                                        na             na
   Dec-01 Mean Revenue                                        na             na
   Dec-01 Mean EPS                                            na             na
   Dec-02 Mean EPS                                            na             na

Most Recent Filing
   Assets                                                   0.10x          0.51x
   Common Equity                                            0.52x          2.55x
   Tangible Common Equity                                   1.21x          5.92x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                     # Ests     Revenue       EPS
--------------------------------------------------------------------------------
December-01                                        -      $    -        $   -
December-02                                        -      $    -        $   -
LT Growth                                          -          na           na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                       Three Months Ended    Fiscal Years Ended
                                              Jun-01              Mar-01
                                             --------            --------
Revenue                                        -7.4%               34.3%
EBIT                                         -179.7%             -432.2%
EBITDA                                        -74.7%             -182.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes





--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers


------------------------------------------------------------------------------------------------------------------------------------
                                                        IPI Inc Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name  IPI Inc           Address 8091 Wallace Roa              Officers Robert Sutter     Attorneys
          Symbol  IDH        City, State Zip Eden Prairie, MN 55344                David Engel        Auditors Arthur Andersen
Latest Fiscal YE  30-Nov-00        Telephone 952-975-6200                          David Oswald     Transfer Agent Norwest Minnesota
 Latest Rprt Per  31-May-01           Fax 952-975-6262                             Margo Barnhart

IPI has about 220 franchised Insty-Prints locations which provide graphic design, typesetting, binding, and other commercial printing services to companies for products such as stationery, business cards, forms, brochures, and Bank overhead transparencies.
Subsidiary Change of Mind Learning Systems franchises Dreamcatcher Learning Centers, which provide supplemental education in reading, writing, math, G.E.D. & college prep studies.
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                      Income and Cashflow Statement Data
-----------------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                          LTM           Six Months Ended             Fiscal Years Ended
                                                   ---------------------------    -------------------------
                                         May-01       May-01         May-00          Nov-00       Nov-99
                                    -------------  ---------------------------    -------------------------
Revenue                             $    8,518     $    3,919      $   4,695      $   9,294    $   10,278
COGS                                     1,773          3,279          3,972          2,466         3,026
                                    ----------     -------------------------      -----------------------
                      Gross Profit       6,745            640            723          6,828         7,252
Selling, General & Administrative        6,447            787            260          5,920         4,853
Research & Development                       -              -              -              -             -
Other Operating                          1,116             23             19          1,112           240
                                    ----------     -------------------------      -----------------------
                  Operating Income        (818)          (170)           444           (204)        2,159
Interest Expense, net                      174             57              -            117             -
Other, net                                   -              -              -              -             -
                                    ----------     -------------------------      -----------------------
                    Pre-tax Income        (992)          (227)           444           (321)        2,159
Taxes                                     (397)           (91)           178           (129)          864
                                    ----------     -------------------------      -----------------------
                  After-tax Income        (595)          (136)           266           (192)        1,295
Minority Interest                            -              -              -              -             -
Equity in Affiliates                         -              -              -              -             -
                                    ----------     -------------------------      -----------------------
          Normalized Net Income           (595)          (136)           266           (192)        1,295
Preferred Dividends                          -              -              -              -             -
                                    ----------     -------------------------      -----------------------
   Normalized Net Income to Common  $     (595)    $     (136)     $     266      $    (192)   $    1,295
                                    ==========     =========================      =======================

                              EBIT  $     (818)    $     (170)     $     444      $    (204)   $    2,159
       Depreciation & Amortization  $      501     $      228      $     261      $     534    $      440
                            EBITDA  $     (317)    $       58      $     705      $     330    $    2,599
                             CAPEX  $      210     $       97      $      96      $     209    $      371
                     EBITDA -CAPEX  $     (527)    $      (39)     $     609      $     121    $    2,228
          GAAP Operating Cash Flow  $   (1,713)    $   (1,292)     $   1,152      $     731    $    2,214
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
       Unusual Items                $    7,471     $    7,325      $     758      $     904    $      811
       Accounting Changes           $        -     $        -      $       -      $       -    $        -
       Discontinued Operations      $        -     $        -      $       -      $       -    $        -
       Extraordinary Items          $        -     $        -      $       -      $       -    $        -
       Total                        $    7,471     $    7,325      $     758      $     904    $      811
Total After-tax Special Items       $    4,483     $    4,395      $     455      $     542    $      487
Tax Provision on Special Items      $    2,988     $    2,930      $     303      $     362    $      324
Reported Taxes                      $    2,591     $    2,839      $     481      $     233    $    1,188
Reported Net Income                 $    3,888     $    4,259      $     721      $     350    $    1,782
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)          4,859          4,835          4,847         4,734
Basic Normalized EPS                $    (0.13)    $    (0.03)     $    0.06      $   (0.04)   $     0.27
Basic Reported EPS                  $     0.80     $     0.88      $    0.15      $    0.07    $     0.38
Diluted Reported Weighted Avg Shares Out (000's)        4,859          4,835          4,847         4,734
Diluted Normalized EPS              $    (0.13)    $    (0.03)     $    0.06      $   (0.04)   $     0.27
Diluted Reported EPS                $     0.80     $     0.88      $    0.15      $    0.07    $     0.38
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                     Profitability Ratios (as % of Revenue)
-----------------------------------------------------------------------------------------------------------
Core Gross Profit                         79.2%          16.3%          15.4%          73.5%         70.6%
S,G & A                                   75.7%          20.1%           5.5%          63.7%         47.2%
Operating Income                          -9.6%          -4.3%           9.5%          -2.2%         21.0%
Pre-Tax                                  -11.6%          -5.8%           9.5%          -3.5%         21.0%
EBIT                                      -9.6%          -4.3%           9.5%          -2.2%         21.0%
EBITDA                                    -3.7%           1.5%          15.0%           3.6%         25.3%
Normalized Net Income                     -7.0%          -3.5%           5.7%          -2.1%         12.6%
Reported Net Income                       45.6%         108.7%          15.4%           3.8%         17.3%
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)     As of                  As of
                                                   -----------------------------
                                     31-May-01        Nov-00          Nov-99
                                    -----------    -----------------------------
Cash & Equivalents                  $      980     $      643      $   2,022
Marketable Securities                   29,579         15,638          6,504
                                    ----------     ----------      ---------
Total Cash & Mkt Securities             30,559         16,281          8,526
Accounts Receivable                      1,338          1,370          1,371
Inventory                                  196            242            271
Other Current Assets                     3,297          2,103          4,591
                                    ----------     ----------      ---------
              Total Current Assets      35,390         19,996         14,759
PPE, net                                   727            776          1,246
Intangibles, net                         3,274          3,393          3,151
Investments                                  -              -              -
Other Assets                               692            753            860
                                    ----------     ----------      ---------
                      Total Assets  $   40,083     $   24,918      $  20,016
                                    ==========     ==========      =========

Accounts Payable                    $      564     $      676      $     485
Accrued Expenses                           927          1,023            878
Short Term Debt                              -          4,438              -
Short Term Capital Leases                    -              -              -
Other Current Liabilities                6,712            200            390
                                    ----------     ----------      ---------
        Total  Current Liabilities       8,203          6,337          1,753
Other LT Liabilities                         -              -              -
Long Term Debt                               -              -              -
Long Term Capital Leases                    68            105            319
Minority Interests                           -              -              -
Pref Stock (Liq Value)                       -              -              -
                                    ----------     ----------      ---------
    Total Liabilities & Pref Stock       8,271          6,442          2,072
                                    ----------     ----------      ---------
Common Equity                           31,812         18,476         17,944
                                    ----------     ----------      ---------
        Total Liabilities & Equity  $   40,083     $   24,918      $  20,016
                                    ==========     ==========      =========

Common Shares Outstanding (000's)        4,859          4,859          4,734
              Cash Value per share  $     6.29     $     3.35      $    1.80
              Book Value per share  $     6.55     $     3.80      $    3.79
     Tangible Book Value per share  $     5.87     $     3.10      $    3.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                              6.29x          6.78x          7.50x
Inventory Turnover                        8.10x          9.61x         11.17x
Asset Turnover                            0.26x          0.41x          0.51x
Days Sales Outstanding                    58.0           53.8           48.7
Days Inventory Outstanding                45.1           38.0           32.7
Days Payable Outstanding                  24.2           22.3           21.8
Return on Avg Assets                      -1.8%          -0.9%            na
Return on Avg Common Equity               -2.4%          -1.1%            na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                             4.31           3.16           8.42
Quick Ratio                               4.29           3.12           8.26
Total Debt                          $       68     $    4,543      $     319
Net Debt                            $  (30,491)    $  (11,738      $  (8,207)
Total Capitalization                $   31,880     $   23,019      $  18,263
Total Debt/Total Capitalization            0.2%          19.7%           1.7%
Net Debt/Total Capitalization            -95.6%         -51.0%         -44.9%
Total Debt/EBITDA                           na          13.77           0.12x
EBITDA/Interest Expense                     na           2.82x            na
EBITDA-CAPEX/Interest Expense               na           1.03x            na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                           9-Oct-01
Exchange                                                                 AMEX
Stock Price                                                        $     3.94
52 Week High                                                       $     5.50
52 Week Low                                                        $     2.06
Avg. Daily Volume (000's)                                                  10
Beta                                                                     0.15
Shares Outstanding (000's)                                              4,860
Total Outstanding Warrants & Options (000's)                                -
Float (000's)                                                           1,500

Market Cap                                                         $ 19,148.4
Enterprise Value (EV)                                              $(11,342.6)

Institutional
   % Owned                                                               8.00%
   Number of Institutions                                                   5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                            Multiple of
                                                      --------------------------
                                                       Market Cap        EV
                                                      --------------------------
Latest Twelve Months
   Revenue                                               2.25x           na
   EBIT                                                    na            na
   EBITDA                                                  na            na
   Normalized Net Income                                   na            na
   Basic Normalized EPS                                    na
Projected
   Dec-01 Mean Revenue                                     na            na
   Dec-01 Mean Revenue                                     na            na
   Dec-01 Mean EPS                                         na            na
   Dec-02 Mean EPS                                         na            na
Most Recent Filing
   Assets                                                0.48x           na
   Common Equity                                         0.60x           na
   Tangible Common Equity                                0.67x           na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                # Ests       Revenue        EPS
--------------------------------------------------------------------------------
December-01                     -       $     -        $ -
December-02                     -       $     -        $ -
LT Growth                       -            na         na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                       Six Months Ended   Fiscal Years Ended
                             May-01            Nov-00
                       ----------------   ------------------
Revenue                      -16.5%             -9.6%
EBIT                        -138.3%           -109.4%
EBITDA                       -91.8%            -87.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes
Unusual Items comprise investment income.


--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

--------------------------------------------------------------------------------------------------------------------------------
                                                       Impreso, Inc Overview
--------------------------------------------------------------------------------------------------------------------------------
            Name  Impreso, Inc      Address 652 Southwestern        Officers Marshall Sorokwasz       Attorneys Arthur Andersen
          Symbol  ZCOM          City, State Zip Coppell, TX 75019            Richard Bloom             Auditors
Latest Fiscal YE  31-Aug-00           Telephone 972-462-0100                 Donald Jett        Transfer Agent American Stock
 Latest Rprt Per  31-May-01              Fax 972-462-7764                    Susan Atkins       Transfer & Trust

Under the IBM brand, IMPRESO brand and private label, Impreso makes continuous-feed stock business forms, thermal and plain fax paper, paper for copy machines and printers, and special surface papers. They have three manufacturing plants and distributes in
North America through over 45 warehouses.
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                      Income and Cashflow Statement Data
---------------------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                                    LTM         Nine Months Ended        Fiscal Years Ended
                                                             ----------------------   -------------------------
                                                   May-01      May-01      May-00       Aug-00        Aug-99
                                                 ---------   ----------------------   -------------------------
Revenue                                          $  87,820   $  65,660   $   51,958   $   74,118     $  61,506
COGS                                                77,481      57,863       45,007       64,625        53,845
                                                 ---------   ----------------------   -------------------------
                            Gross Profit            10,339       7,797        6,951        9,493         7,661
Selling, General & Administrative                    7,397       5,582        5,023        6,838         5,606
Research & Development                                   -           -            -            -             -
Other Operating                                          -           -            -            -             -
                                                 ---------   ----------------------   -------------------------
                        Operating Income             2,942       2,215        1,928        2,655         2,055
Interest Expense, net                                1,547       1,140          897        1,304           833
Other, net                                             214         159           82          137            42
                                                 ---------   ----------------------   -------------------------
                          Pre-tax Income             1,609       1,234        1,113        1,488         1,264
Taxes                                                  675         488          370          557           490
                                                 ---------   ---------   ----------   -------------------------
                        After-tax Income               934         746          743          931           774
Minority Interest                                        -           -            -            -             -
Equity in Affiliates                                     -           -            -            -             -
                                                 ---------   ----------------------   -------------------------
                   Normalized Net Income               934         746          743          931           774
Preferred Dividends                                      -           -            -            -             -
                                                 ---------   ----------------------   -------------------------
 Normalized Net Income to Common                 $     934   $     746   $      743   $      931     $     774
                                                 =========   ======================   =========================
                                    EBIT         $   3,156   $   2,374   $    2,010   $    2,792     $   2,097
             Depreciation & Amortization         $     806   $     619   $      502   $      689     $     545
                                  EBITDA         $   3,962   $   2,993   $    2,512   $    3,481     $   2,642
                                   CAPEX         $   1,482   $     220   $    1,035   $    2,297     $     658
                          EBITDA - CAPEX         $   2,480   $   2,773   $    1,477   $    1,184     $   1,984
                GAAP Operating Cash Flow         $   3,675   $   5,098   $   (3,676)  $   (5,099)    $     (91)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
                 Unusual Items                   $       -   $       -   $        -   $        -     $       -
                 Accounting Changes              $       -   $       -   $        -   $        -     $       -
                 Discontinued Operations         $       -   $       -   $        -   $        -     $       -
                 Extraordinary Items             $       -   $       -   $        -   $        -     $       -
                 Total                           $       -   $       -   $        -   $        -     $       -
Total After-tax Special Items                    $       -   $       -   $        -   $        -     $       -
Tax Provision on Special Items                   $       -   $       -   $        -   $        -     $       -
Reported Taxes                                   $     675   $     488   $      370   $      557     $     490
Reported Net Income                              $     934   $     746   $      743   $      931     $     774
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                   5,283        5,293        5,293         5,293
Basic Normalized EPS                             $    0.18   $    0.14   $     0.14   $     0.18     $    0.15
Basic Reported EPS                               $    0.18   $    0.14   $     0.14   $     0.18     $    0.15
Diluted Reported Weighted Avg Shares Out (000's)                 5,283        5,293        5,293         5,293
Diluted Normalized EPS                           $    0.18   $    0.14   $     0.14   $     0.18     $    0.15
Diluted Reported EPS                             $    0.18   $    0.14   $     0.14   $     0.18     $    0.15
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                    Profitability Ratios (as % of Revenue)
---------------------------------------------------------------------------------------------------------------
Core Gross Profit                                     11.8%       11.9%        13.4%        12.8%         12.5%
S,G & A                                                8.4%        8.5%         9.7%         9.2%          9.1%
Operating Income                                       3.4%        3.4%         3.7%         3.6%          3.3%
Pre-Tax                                                1.8%        1.9%         2.1%         2.0%          2.1%
EBIT                                                   3.6%        3.6%         3.9%         3.8%          3.4%
EBITDA                                                 4.5%        4.6%         4.8%         4.7%          4.3%
Normalized Net Income                                  1.1%        1.1%         1.4%         1.3%          1.3%
Reported Net Income                                    1.1%        1.1%         1.4%         1.3%          1.3%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)             As of               As of
                                                         -----------------------
                                             31-May-01     Aug-00      Aug-99
                                             ---------   -----------------------
Cash & Equivalents                           $     187   $     150   $       23
Marketable Securities                               11          11           11
                                             ---------   -----------------------
Total Cash & Mkt Securities                        198         161           34
Accounts Receivable                             10,800       8,914        6,296
Inventory                                       36,667      21,233       18,801
Other Current Assets                               473         280          724
                                             ---------   -----------------------
                    Total Current Assets        48,138      30,588       25,855
PPE, net                                        10,562       8,769        7,210
Intangibles, net                                     -           -            -
Investments                                          -           -            -
Other Assets                                       240          27           19
                                             ---------   -----------------------
                            Total Assets     $  58,940   $  39,384   $   33,084
                                             =========   =======================

Accounts Payable                             $  16,176   $   6,624   $    9,054
Accrued Expenses                                 3,157       1,985        1,679
Short Term Debt                                 17,425      12,469        6,358
Short Term Capital Leases                            -           -            -
Other Current Liabilities                          624         255           63
                                             ---------   -----------------------
               Total Current Liabilities        37,382      21,333       17,154
Other LT Liabilities                               858         764          728
Long Term Debt                                   6,488       3,782        2,629
Long Term Capital Leases                             -           -            -
Minority Interests                                   -           -            -
Pref Stock (Liq Value)                               -           -            -
                                             ---------   -----------------------
          Total Liabilities & Pref Stock        44,728      25,879       20,511
                                             ---------   -----------------------
Common Equity                                   14,212      13,505       12,573
                                             ---------   -----------------------
              Total Liabilities & Equity     $  58,940   $  39,384   $   33,084
                                             =========   =======================

Common Shares Outstanding (000's)                5,293       5,293        5,293
                  Cash Value $ per share     $    0.04   $    0.03   $     0.01
                    Book Value per share     $    2.69   $    2.55   $     2.38
           Tangible Book Value per share     $    2.69   $    2.55   $     2.38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                      8.91x       9.75x        9.77x
Inventory Turnover                                2.68x       3.23x        2.86x
Asset Turnover                                    1.79x       2.05x        1.86x
Days Sales Outstanding                            41.0        37.5         37.4
Days Inventory Outstanding                       136.4       113.1        127.4
Days Payable Outstanding                          49.0        40.0         55.6
Return on Avg Assets                               1.9%        2.6%          na
Return on Avg                                      6.7%        7.1%          na
Common Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                     1.29        1.43         1.51
Quick Ratio                                       0.31        0.44         0.41
Total Debt                                   $  23,913   $  16,251   $    8,987
Net Debt                                     $  23,715   $  16,090   $    8,953
Total Capitalization                         $  38,125   $  29,756   $   21,560
Total Debt/Total Capitalization                   62.7%       54.6%        41.7%
Net Debt/Total Capitalization                     62.2%       54.1%        41.5%
Total Debt/EBITDA                                 6.04x       4.67x        3.40x
EBITDA/Interest Expense                           2.56x       2.67x        3.17x
EBITDA-CAPEX/Interest Expense                     1.60x       0.91x        2.38x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                               NasdaqSC
Stock Price                                                          $     2.01
52 Week High                                                         $     4.09
52 Week Low                                                          $     0.15
Avg. Daily Volume (000's)                                                     1
Beta                                                                       1.19
Shares Outstanding (000's)                                                5,280
Total Outstanding Warrants & Options (000's)                                  -
Float (000's)                                                             1,500

Market Cap                                                           $ 10,612.8
Enterprise Value (EV)                                                $ 34,327.8

Institutional
        % Owned                                                            1.00%
        Number of Institutions                                               10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                Multiple of
                                                           ---------------------
                                                            Market Cap     EV
                                                           ---------------------
Latest Twelve Months
   Revenue                                                    0.12x        0.39x
   EBIT                                                       3.36x       10.88x
   EBITDA                                                     2.68x        8.66x
   Normalized Net Income                                     11.36x       36.75x
   Basic Normalized EPS                                      11.17x
Projected
   Dec-01 Mean Revenue                                          na           na
   Dec-01 Mean Revenue                                          na           na
   Dec-01 Mean EPS                                              na           na
   Dec-02 Mean EPS                                              na           na
Most Recent Filing
   Assets                                                     0.18x        0.58x
   Common Equity                                              0.75x        2.42x
   Tangible Common Equity                                     0.75x        2.42x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                    # Ests      Revenue      EPS
--------------------------------------------------------------------------------
December-01                                           -  $       -  $         -
December-02                                           -  $       -  $         -
LT Growth                                             -         na           na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                         Nine Months Ended    Fiscal Years Ended
                                               May-01               Aug-00
                                           --------------      -----------------
Revenue                                             26.4%                  20.5%
EBIT                                                18.1%                  33.1%
EBITDA                                              19.1%                  31.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes




--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                                    iPrint Technologies Overview
------------------------------------------------------------------------------------------------------------------------------------
           Name  iPrint Technologies        Address 255 Constitution         Officers Royal Farros          Attorneys
         Symbol  IPRT                 City, State Zip Menlo Park, CA 94025            Robyn Cerutti         Auditors Arthur Andersen
Lease Fiscal YE  31-Dec-00                   Telephone 650-298-8500                   Gregory Korjeff   Transfer Agent American
Latest Rprt Per  30-Jun-01                      Fax 650-364-7742                      Nickoletta Swank  Stock Transfer & Trust


iPrint Technologies allows customers to design, proof, and order some 3,500 customized print products -- including cards, stationery, label, mugs, and T-shirts -- through its retail Web site. The company, which outsources the printing work, also offers specialized printing and photocopying services; operates co-branded printing Web sites with 3M, OfficeMax, and other firms; and
develops sites for third parties.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                  Income and Cashflow Statement Data
----------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                            LTM         Six Months Ended       Fiscal Years Ended
                                                     ----------------------  ----------------------
                                           Jun-01      Jun-01      Jun-00      Dec-00      Dec-99
                                         ----------  ----------------------  ----------------------
Revenue                                  $   15,137  $    5,649  $    7,581  $   17,069  $    3,256
COGS                                         10,087       3,597       5,531      12,021       2,265
                                         ----------  ----------------------  ----------------------
                            Gross Profit      5,050       2,052       2,050       5,048         991
Selling, General & Administrative            23,830       8,815      19,749      34,764      10,534
Research & Development                        6,139       2,964       3,477       6,652       3,544
Other Operating                                 677         (23)      1,149       1,849         668
                                         ----------  ----------------------  ----------------------
                        Operating Income    (25,596)     (9,704)    (22,325)    (38,217)    (13,755)
Interest Expense, net                             -           -           -           -           -
Other, net                                    2,120         798         920       2,242         323
                                         ----------  ----------------------  ----------------------
                          Pre-tax Income    (23,476)     (8,906)    (21,405)    (35,975)    (13,432)
Taxes                                             -           -           -           -           -
                                         ----------  ----------------------  ----------------------
                        After-tax Income    (23,476)     (8,906)    (21,405)    (35,975)    (13,432)
Minority Interest                                 -           -           -           -           -
Equity in Affiliates                              -           -           -           -           -
                                         ----------  ----------------------  ----------------------
                   Normalized Net Income    (23,476)     (8,906)    (21,405)    (35,975)    (13,432)
Preferred Dividends                               -           -           -           -           -
                                         ----------  ----------------------  ----------------------
         Normalized Net Income to Common $  (23,476) $   (8,906) $  (21,405) $  (35,975) $  (13,432)
                                         ==========  ======================  ======================

                                    EBIT $  (23,476) $   (8,906) $  (21,405) $  (35,975) $  (13,432)
             Depreciation & Amortization $    4,028  $    1,017  $      947  $    3,958  $      362
                                  EBITDA $  (19,448) $   (7,889) $  (20,458) $  (32,017) $  (13,070)
                                   CAPEX $      576  $      341  $    3,487  $    3,722  $    1,851
                          EBITDA - CAPEX $  (20,024) $   (8,230) $  (23,945) $  (35,739) $  (14,921)
                GAAP Operating Cash Flow $  (20,893) $   (8,869) $  (19,976) $  (32,000) $  (10,845)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
                 Unusual Items           $        -  $        -  $        -  $        -  $        -
                 Accounting Changes      $        -  $        -  $        -  $        -  $        -
                 Discontinued Operations $        -  $        -  $        -  $        -  $        -
                 Extraordinary Items     $        -  $        -  $        -  $        -  $        -
                 Total                   $        -  $        -  $        -  $        -  $        -
Total After-tax Special Items            $        -  $        -  $        -  $        -  $        -
Tax Provision on Special Items           $        -  $        -  $        -  $        -  $        -
Reported Taxes                           $        -  $        -  $        -  $        -  $        -
Reported Net Income                      $  (23,476) $   (8,906) $  (21,405) $  (35,975) $  (13,432)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)           30,130      21,892      25,970       7,265
Basic Normalized EPS                     $    (0.71) $    (0.30) $    (0.98) $    (1.39) $    (1.85)
Basic Reported EPS                       $    (0.71) $    (0.30) $    (0.98) $    (1.39) $    (1.85)
Diluted Reported Weighted Avg Shares Out (000's)         30,130      21,892      25,970       7,265
Diluted Normalized EPS                   $    (0.71) $    (0.30) $    (0.98) $    (1.39) $    (1.85)
Diluted Reported EPS                     $    (0.71) $    (0.30) $    (0.98) $    (1.39) $    (1.85)
----------------------------------------------------------------------------------------------------
                                Profitability Ratios (as % of Revenue)
----------------------------------------------------------------------------------------------------
Core Gross Profit                              33.4%       36.3%       27.0%       29.6%       30.4%
S,G & A                                       157.4%      156.0%      260.5%      203.7%      323.5%
Operating Income                             -169.1%     -171.8%     -294.5%     -223.9%     -422.5%
Pre-Tax                                      -155.1%     -157.7%     -282.4%     -210.8%     -412.5%
EBIT                                         -155.1%     -157.7%     -282.4%     -210.8%     -412.5%
EBITDA                                       -128.5%     -139.7%     -269.9%     -187.6%     -401.4%
Normalized Net Income                        -155.1%     -157.7%     -282.4%     -210.8%     -412.5%
Reported Net Income                          -155.1%     -157.7%     -282.4%     -210.8%     -412.5%
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)          As of                As of
                                                       -------------------------
                                          30-Jun-01       Dec-00       Dec-99
                                         ----------    -------------------------
Cash & Equivalents                       $   10,645     $   19,283   $   15,080
Marketable Securities                             -              -            -
                                         ----------    -------------------------
Total Cash & Mkt Securities                  10,645         19,283       15,080
Accounts Receivable                           1,227          1,874          255
Inventory                                         -              -            -
Other Current Assets                          7,955          8,656          892
                                         ----------    -------------------------
                    Total Current Assets     19,827         29,813       16,227
PPE, net                                      3,202          4,070        2,136
Intangibles, net                                  -              -            -
Investments                                       -              -            -
Other Assets                                  2,163            205            -
                                         ----------    -------------------------
                            Total Assets $   25,192     $   34,088   $   18,363
                                         ==========    =========================

Accounts Payable                         $    2,361     $    2,509   $      935
Accrued Expenses                              3,233          2,546        2,121
Short Term Debt                                   6            196           96
Short Term                                        -              -            -
Capital Leases
Other Current Liabilities                         -              -            -
                                         ----------    -------------------------
               Total Current Liabilities      5,600          5,251        3,152
Other LT Liabilities                              -              -            -
Long Term Debt                                   10             12          119
Long Term Capital Leases                          -              -            -
Minority Interests                                -              -            -
Pref Stock (Liq Value)                            -              -       30,793
                                         ----------    -------------------------
     Total Liabilities & Pref Stock           5,610          5,263       34,064
                                         ----------    -------------------------
Common Equity                                19,582         28,825      (15,701)
                                         ----------    -------------------------
              Total Liabilities & Equity $   25,192     $   34,088   $   18,363
                                         ==========    =========================

Common Shares Outstanding (000's)            30,202         30,054        8,336
                    Cash Value per share $     0.35     $     0.64   $     1.81
                    Book Value per share $     0.65     $     0.96   $    (1.88)
           Tangible Book Value per share $     0.65     $     0.96   $    (1.88)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                   9.76x      16.03x      12.77x
Inventory Turnover                                na          na          na
Asset Turnover                                 0.51x       0.65x       0.18x
Days Sales Outstanding                          37.4        22.8        28.6
Days Inventory Outstanding                        na          na          na
Days Payable Outstanding                        21.8        11.4        20.1
Return on Avg Assets                           -79.2%     -137.2%         na
Return on Avg Common Equity                    -97.0%     -548.2%         na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                  3.54        5.68        5.15
Quick Ratio                                    3.54        5.68        5.15
Total Debt                               $       16  $      208  $   31,008
Net Debt (1)                             $       16  $      208  $   31,008
Total Capitalization                     $   19,598  $   29,033  $   15,307
Total Debt/Total Capitalization                 0.1%        0.7%      202.6%
Net Debt/Total Capitalization                   0.1%        0.7%      202.6%
Total Debt/EBITDA                                na          na          na
EBITDA/Interest Expense                          na          na          na
EBITDA-CAPEX/Interest Expense                    na          na          na
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                        Market Information
-----------------------------------------------------------------
As of Date                                             9-Oct-01
Exchange                                               NasdaqNM
Stock Price                                          $     0.19
52 Week High                                         $     3.06
52 Week Low                                          $     0.16
Avg. Daily Volume (000's)                                    18
Beta                                                          -
Shares Outstanding (000's)                               30,200
Total Outstanding Warrants & Options (000's)                  -
Float (000's)                                            11,000

Market Cap                                           $  5,738.0
Enterprise Value (EV)                                $  5,754.0

Institutional
   % Owned                                                 1.00%
   Number of Institutions                                    17
-----------------------------------------------------------------

--------------------------------------------------------------------
                           Valuation Ratios
--------------------------------------------------------------------
                                               Multiple of
                                         ---------------------------
                                          Market Cap         EV
                                         ---------------------------
Latest Twelve Months
   Revenue                                      0.38x       0.38x
   EBIT                                           na          na
   EBITDA                                         na          na
   Normalized Net Income                          na          na
   Basic Normalized EPS                           na
Projected
   Dec-01 Mean Revenue                          0.53x       0.53x
   Dec-01 Mean Revenue                          0.37x       0.37x
   Dec-01 Mean EPS                                na          na
   Dec-02 Mean EPS                                na          na
Most Recent Filing
   Assets                                       0.23x       0.23x
   Common Equity                                0.29x       0.29x
   Tangible Common Equity                       0.29x       0.29x
--------------------------------------------------------------------

--------------------------------------------------------------------
                       Mean Consensus Estimates
--------------------------------------------------------------------
Year Ending                      # Ests    Revenue       EPS
--------------------------------------------------------------------
December-01                            4 $    10,871 $    (0.57)
December-02                            1 $    15,560 $    (0.05)
LT Growth                              -          na         na
--------------------------------------------------------------------

--------------------------------------------------------------------
                         Period Growth Rates
--------------------------------------------------------------------
                            Six Months Ended      Fiscal Years Ended
                                 Jun-01                 Dec-00
                             ---------------       ----------------
Revenue                              -25.5%                424.2%
EBIT                                 -58.4%                167.8%
EBITDA                               -61.4%                145.0%
--------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes
(1) Cash is not included in the calcuation for Net Debt due to the large requirements of cash working capital in the business.

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                           Paris Corporation Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name  Paris Corporation      Address 122 Kisel Road            Officers Dominic Toscani   Attorneys
          Symbol  PBFI              City, State Zip Burlington, NJ 08016            Gerard Toscani    Auditors Goldenberg Rosenthal
Latest Fiscal YE  30-Sep-00            Telephone 609-387-7300                       William Loman     Transfer Agent Chase Mellon
 Latest Rprt Per  30-Jun-01                  Fax 609-971-6658                                         Shareholder Services

Paris makes papers and other products for laser and inkjet printers, including its growing Burlington line, which has a marketing agreement with Microsoft's Picture It creative software products. Paris sells its products through office products distributors and retailers in North America. It also owns 57% of Signature, which markets office products to supermarkets and drugstores.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------

($ in thousands, except per share)

                                 LTM    Nine Months Ended    Fiscal Years Ended
                                        ------------------ ---------------------
                               Jun-01    Jun-01    Jun-00   Sep-00    Sep-99
                              --------  ------------------ ---------------------
Revenue                       $ 43,232  $ 32,278  $ 32,057  $43,011 $   35,433
COGS                            37,743    27,887    28,665   38,521     31,358
                              --------  --------  --------  ------- ----------
              Gross Profit       5,489     4,391     3,392    4,490      4,075
Selling, General &
Administrative                   4,238     3,319     3,318    4,237      3,808
Research & Development               -         -         -        -          -
Other Operating                      -         -         -        -          -
                              --------  --------  --------  ------- ----------
          Operating Income       1,251     1,072        74      253        267
Interest Expense, net              149       149         7        7         58
Other, net                         940       602       672    1,010      1,250
                              --------  --------  --------  ------- ----------
            Pre-tax Income       2,042     1,525       739    1,256      1,459

Taxes                              710       424       317      603        548
                              --------  --------  --------  ------- ----------
          After-tax Income       1,332     1,101       422      653        911
Minority Interest                 (166)     (141)       35       10         50
Equity in Affiliates                 -         -         -        -          -
                              --------  --------  --------  ------- ----------
     Normalized Net Income       1,166       960       457      663        961
Preferred Dividends                  -         -         -        -          -
                              --------  --------  --------  ------- ----------
  Normalized Net Income to
                    Common    $  1,166  $    960  $    457  $   663 $      961
                              ========  ========  ========  ======= ==========
                      EBIT    $  2,191  $  1,674  $    746  $ 1,263 $    1,517
            Depreciation &    $    656  $    299  $    371  $   728 $      556
              Amortization
                    EBITDA    $  2,847  $  1,973  $  1,117  $ 1,991 $    2,073
                     CAPEX    $   (368) $   (320) $    248  $   200 $      912
            EBITDA - CAPEX    $  3,215  $  2,293  $    869  $ 1,791 $    1,161
  GAAP Operating Cash Flow    $  2,354  $  1,155  $   (840) $   359 $      628
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items              $      -  $      -  $      -  $     - $        -
   Accounting Changes         $      -  $      -  $      -  $     - $        -
   Discontinued Operations    $      -  $      -  $      -  $     - $        -
   Extraordinary Items        $      -  $      -  $      -  $     - $        -
   Total                      $      -  $      -  $      -  $     - $        -
Total After-tax Special Items $      -  $      -  $      -  $     - $        -
Tax Provision on Special
Items                         $      -  $      -  $      -  $     - $        -
Reported Taxes                $    710  $    424  $    317  $   603 $      548
Reported Net Income           $  1,166  $    960  $    457  $   663 $      961
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Basic Reported Weighted Avg
Shares Out (000's)                         3,310     3,264    3,234      3,526
Basic Normalized EPS          $   0.36  $   0.29  $   0.14  $  0.21 $     0.27
Basic Reported EPS            $   0.36  $   0.29  $   0.14  $  0.21 $     0.27
Diluted Reported Weighted Avg
Shares Out (000's)                         3,310     3,264    3,234      3,526
Diluted Normalized EPS        $   0.36  $   0.29  $   0.14  $  0.21 $     0.27
Diluted Reported EPS          $   0.36  $   0.29  $   0.14  $  0.21 $     0.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------
Core Gross Profit                 12.7%     13.6%     10.6%    10.4%      11.5%
S,G & A                            9.8%     10.3%     10.4%     9.9%      10.7%
Operating Income                   2.9%      3.3%      0.2%     0.6%       0.8%
Pre-Tax                            4.7%      4.7%      2.3%     2.9%       4.1%
EBIT                               5.1%      5.2%      2.3%     2.9%       4.3%
EBITDA                             6.6%      6.1%      3.5%     4.6%       5.9%
Normalized Net Income              2.7%      3.0%      1.4%     1.5%       2.7%
Reported Net Income                2.7%      3.0%      1.4%     1.5%       2.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)       As of                   As of
                                                   -----------------------------
                                      30-Jun-01          Sep-00        Sep-99
                                   --------------  -----------------------------
Cash & Equivalents                  $   4,475         $   2,828      $   3,880
Marketable Securities                   4,062             3,686          3,567
                                   ----------      ---------------------------
Total Cash & Mkt Securities             8,537             6,514          7,447
Accounts Receivable                     5,401             5,422          5,959
Inventory                               3,842             3,862          4,167
Other Current Assets                      970             1,096            645
                                   ----------      ---------------------------
              Total Current Assets     18,750            16,894         18,218
PPE, net                                1,598             1,590          1,942
Intangibles, net                            -                 -              -
Investments                                 -               251            500
Other Assets                              573               542            760
                                   ----------      ---------------------------
                      Total Assets  $  20,921         $  19,277      $  21,420
                                   ==========      ===========================

Accounts Payable                    $   3,564         $   4,147      $   5,197
Accrued Expenses                          289               297            700
Short Term Debt                         1,139                 -              -
Short Term Capital Leases                   -                 -              -
Other Current Liabilities                 366               330            623
                                   ----------      ---------------------------
         Total Current Liabilities      5,358             4,774          6,520
Other LT Liabilities                        -                 -            219
Long Term Debt                              -                 -              -
Long Term Capital Leases                    -                 -              -
Minority Interests                        225                84             94
Pref Stock (Liq Value)                      -                 -              -
                                   ----------      ---------------------------
    Total Liabilities & Pref Stock      5,583             4,858          6,833
                                   ----------      ---------------------------
Common Equity                          15,338            14,419         14,587
                                   ----------      ---------------------------
        Total Liabilities & Equity  $  20,921         $  19,277      $  21,420
                                   ==========      ===========================

 Common Shares Outstanding (000's)      3,271             3,938          3,938
              Cash Value per share  $    2.61         $    1.65      $    1.89
              Book Value per share  $    4.69         $    3.66      $    3.70
     Tangible Book Value per share  $    4.69         $    3.66      $    3.70
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                             7.99x             7.56x          5.95x
Inventory Turnover                       9.80x             9.60x          7.53x
Asset Turnover                           2.15x             2.11x          1.65x
Days Sales Outstanding                   45.7              48.3           61.4
Days Inventory Outstanding               37.3              38.0           48.5
Days Payable Outstanding                 33.5              39.9           53.9
Return on Avg Assets                      5.8%              3.3%            na
Return on Avg Common Equity               7.8%              4.6%            na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                            3.50              3.54           2.79
Quick Ratio                              2.78              2.73           2.16
Total Debt                          $   1,364         $      84      $      94
Net Debt                            $  (7,173)        $  (6,430)     $  (7,353)
Total Capitalization                $  16,702         $  14,503      $  14,681
Total Debt/Total Capitalization           8.2%              0.6%           0.6%
Net Debt/Total Capitalization           -42.9%            -44.3%         -50.1%
Total Debt/EBITDA                        0.48x             0.04x          0.05x
EBITDA/Interest Expense                 19.11x           284.43x         35.74x
EBITDA-CAPEX/Interest Expense           21.58x           255.86x         20.02x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                               NasdaqSC
Stock Price                                                       $        2.80
52 Week High                                                      $        3.70
52 Week Low                                                       $        1.75
Avg. Daily Volume (000's)                                                     1
Beta                                                                          -
Shares Outstanding (000's)                                                3,270
Total Outstanding Warrants & Options (000's)                                  -
Float (000's)                                                             1,000

Market Cap                                                        $     9,156.0
Enterprise Value (EV)                                             $     1,983.0

Institutional
   % Owned                                                                 1.00%
   Number of Institutions                                                     5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                              Multiple of
                                                      --------------------------
                                                       Market Cap         EV
                                                      --------------------------
Latest Twelve Months
   Revenue                                               0.21x          0.05x
   EBIT                                                  4.18x          0.91x
   EBITDA                                                3.22x          0.70x
   Normalized Net Income                                 7.85x          1.70x
   Basic Normalized EPS                                  7.78x
Projected
   Dec-01 Mean Revenue                                     na             na
   Dec-01 Mean Revenue                                     na             na
   Dec-01 Mean EPS                                         na             na
   Dec-02 Mean EPS                                         na             na
Most Recent Filing
   Assets                                                0.44x          0.09x
   Common Equity                                         0.60x          0.13x
   Tangible Common Equity                                0.60x          0.13x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                     # Ests     Revenue         EPS
--------------------------------------------------------------------------------
December-01                          -     $      -      $        -
December-02                          -     $      -      $        -
LT Growth                            -           na              na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                     Nine Months Ended            Fiscal Years Ended
                         Jun-01                        Sep-00
                    --------------------         ---------------------
Revenue                      0.7%                       21.4%
EBIT                       124.4%                      -16.7%
EBITDA                      76.6%                       -4.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes


--------------------------------------------------------------------------------

Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                                    BCT International Overview
------------------------------------------------------------------------------------------------------------------------------------

            Name  BCT International           Address 3000 N.E. 30th Pl                   Officer William Wilkerson
          Symbol  BCTI                    City, State Zip Fort Lauderdale, FL 33306               Michael Hull
Latest Fiscal YE  28-Feb-01               Telephone 954-563-1224                                  Henry Johnson
 Latest Rprt Per  31-Aug-01                     Fax 954-565-0742

Attorneys
  Auditors PriceWaterhouseCoopers
Transfer Agent Registrar &
      Transfer Co

BCT International is a wholesale printing chain with 84 franchises in the US, Canada, and Argentina. The franchises specialize in thermography and make items such as business cards, letterheads, and labels, which are sold to retail printers, mailing centers, and superstores. BCT's Pelican Paper Products division supplies paper and printing equipment to the franchisees. The company also operates Orderprinting.com.
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                       Income and Cashflow Statement Data
---------------------------------------------------------------------------------------------------------------
($ in thousands, except per share)

                                          LTM            Six Months Ended              Fiscal Years Ended
                                                     --------------------------   --------------------------
                                         Aug-01         Aug-01        Aug-00         Feb-01        Feb-00
                                     -------------   --------------------------   --------------------------
Revenue                              $     18,377    $    9,021    $    9,692     $   19,048    $    19,313
COGS                                       11,255         5,527         5,877         11,605         11,574
                                     ------------    ----------    ----------     ----------    -----------
                      Gross Profit          7,122         3,494         3,815          7,443          7,739
Selling, General & Administrative           7,142         3,240         2,553          6,455          6,619
Research & Development                          -             -             -              -              -
Other Operating                               245           114           101            232            189
                                     ------------    ----------    ----------     ----------    -----------
                  Operating Income           (265)          140         1,161            756            931
Interest Expense, net                        (424)         (312)         (269)          (381)          (336)
Other, net                                      -             -             -              -              -
                                     ------------    ----------    ----------     ----------    -----------
                    Pre-tax Income            159           452         1,430          1,137          1,267
Taxes                                          61           176           588            473            253
                                     ------------    ----------    ----------     ----------    -----------
                  After-tax Income             98           276           842            664          1,014
Minority Interest                               -             -             -              -              -
Equity in Affiliates                            -             -             -              -              -
                                     ------------    ----------    ----------     ----------    -----------
          Normalized Net Income                98           276           842            664          1,014
Preferred Dividends                             -             -             -              -              -
                                     ------------    ----------    ----------     ----------    -----------
   Normalized Net Income to Common   $         98    $      276    $      842     $      664    $     1,014
                                     ============    ==========    ==========     ==========    ===========

                              EBIT   $       (265)   $      140    $    1,161     $      756    $       931
       Depreciation & Amortization   $        245    $      114    $      101     $      232    $       189
                            EBITDA   $        (20)   $      254    $    1,262     $      988    $     1,120
                             CAPEX   $         69    $       51    $      132     $      150    $       262
                      EBITDA CAPEX   $        (89)   $      203    $    1,130     $      838    $       858
          GAAP Operating Cash Flow   $      2,171    $    1,456    $     (399)    $      316    $     1,437
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
        Unusual Items                $          -    $        -    $        -     $        -    $         -
        Accounting Changes           $          -    $        -    $        -     $        -    $         -
        Discontinued Operations      $          -    $        -    $      (31)    $      (31)   $      (357)
        Extraordinary Items          $          -    $        -    $        -     $        -    $       941
        Total                        $          -    $        -    $      (31)    $      (31)   $       584
Total After-tax Special Items        $          -    $        -    $        -     $        -    $         -
Tax Provision on Special Items       $          -    $        -    $      (31)    $      (31)   $       584
Reported Taxes                       $         61    $      176    $      557     $      442    $       837
Reported Net Income                  $         98    $      276    $      842     $      664    $     1,014
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                -             -          5,214          5,257
Basic Normalized EPS                           na            na            na     $     0.13    $      0.19
Basic Reported EPS                             na            na            na     $     0.13    $      0.19
Diluted Reported Weighted Avg Shares Out (000's)              -             -          5,235          5,388
Diluted Normalized EPS                         na            na            na     $     0.13    $      0.19
Diluted Reported EPS                           na            na            na     $     0.13    $      0.19
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                     Profitability Ratios (as % of Revenue)
---------------------------------------------------------------------------------------------------------------
Core Gross Profit                            38.8%         38.7%         39.4%          39.1%          40.1%
S,G & A                                      38.9%         35.9%         26.3%          33.9%          34.3%
Operating Income                             -1.4%          1.6%         12.0%           4.0%           4.8%
Pre-Tax                                       0.9%          5.0%         14.8%           6.0%           6.6%
EBIT                                         -1.4%          1.6%         12.0%           4.0%           4.8%
EBITDA                                       -0.1%          2.8%         13.0%           5.2%           5.8%
Normalized Net Income                         0.5%          3.1%          8.7%           3.5%           5.3%
Reported Net Income                           0.5%          3.1%          8.7%           3.5%           5.3%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)       As of                  As of
                                                     ---------------------------
                                       31-Aug-01        Feb-01       Feb-00
                                     -------------   ---------------------------
Cash & Equivalents                   $      3,170    $    1,799    $    1,906
Marketable Securities                           -             -             -
                                     ------------    ------------------------
Total Cash & Mkt Securities                 3,170         1,799         1,906
Accounts Receivable                         2,043         3,568         3,293
Inventory                                   2,375         2,352         2,359
Other Current Assets                          582           455           890
                                     ------------    ------------------------
              Total Current Assets          8,170         8,174         8,448
PPE, net                                      423           473           529
Intangibles, net                              219           232           258
Investments                                                   -             -
Other Assets                                7,344         7,311         8,086
                                     ------------    ------------------------
                      Total Assets   $     16,156    $   16,190    $   17,321
                                     ============    ========================

Accounts Payable                     $        286    $      597    $    1,111
Accrued Expenses                              563           403         1,349
Short Term Debt                                86            86           104
Short Term Capital Leases                       -             -             -
Other Current Liabilities                     167           167           218
                                     ------------    ------------------------
        Total Current Liabilities           1,102         1,253         2,782
Other LT Liabilities                          320           417           453
Long Term Debt                                194           236           330
Long Term Capital Leases                        -             -             -
Minority Interests                              -             -             -
Pref Stock (Liq Value)                          -             -             -
                                     ------------    ------------------------
    Total Liabilities & Pref Stock          1,616         1,906         3,565
                                     ------------    ------------------------
 Common Equity                             14,540        14,284        13,756
                                     ------------    ------------------------
        Total Liabilities & Equity   $     16,156    $   16,190    $   17,321
                                     ============    ========================

Common Shares Outstanding (000's)           5,828         5,822         5,822
              Cash Value per share   $       0.54    $     0.31    $     0.33
              Book Value per share   $       2.49    $     2.45    $     2.36
     Tangible Book Value per share   $       2.46    $     2.41    $     2.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                 6.55x         5.55x         5.86x
Inventory Turnover                           4.76x         4.93x         4.91x
Asset Turnover                               1.14x         1.14x         1.12x
Days Sales Outstanding                       55.7          65.7          62.2
Days Inventory                               76.6          74.1          74.4
Outstanding
Days Payable Outstanding                      8.6          17.0          22.1
Return on Avg Assets                          0.6%          4.0%           na
Return on Avg Common Equity                   0.7%          4.7%           na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                7.41          6.52          3.04
Quick Ratio                                  5.26          4.65          2.19
Total Debt                           $        280    $      322    $      434
Net Debt                             $     (2,890)   $   (1,477)   $   (1,472)
Total Capitalization                 $     14,820    $   14,606    $   14,190
Total Debt/Total Capitalization               1.9%          2.2%          3.1%
Net Debt/Total Capitalization               -19.5%        -10.1%        -10.4%
Total Debt/EBITDA                              na          0.33x         0.39x
EBITDA/Interest Expense                        na            na            na
EBITDA-CAPEX/Interest Expense                  na            na            na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                         9-Oct-01
Exchange                                                             OTC BB
Stock Price                                                   $        0.78
52 Week High                                                  $        1.94
52 Week Low                                                   $        0.57
Avg. Daily Volume (000's)                                                 7
Beta                                                                   0.47
Shares Outstanding (000's)                                            5,828
Total Outstanding Warrants & Options (000's)                              -
Float (000's)                                                         2,700

Market Cap                                                    $     4,545.8
Enterprise Value (EV)                                         $     1,655.8

Institutional
   % Owned                                                             1.00%
   Number of Institutions                                                 8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                              Multiple of
                                                     ---------------------------
                                                        Market Cap         EV
                                                     ---------------------------
Latest Twelve Months
   Revenue                                               0.25x           0.09x
   EBIT                                                    na              na
   EBITDA                                                  na              na
   Normalized Net Income                                46.39x          16.90x
   Basic Normalized EPS                                    na
Projected
   Dec-01 Mean Revenue                                     na              na
   Dec-01 Mean Revenue                                     na              na
   Dec-01 Mean EPS                                         na              na
   Dec-02 Mean EPS                                         na              na
Most Recent Filing
   Assets                                                0.28x           0.10x
   Common Equity                                         0.31x           0.11x
   Tangible Common Equity                                0.32x           0.12x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending              # Ests               Revenue              EPS
--------------------------------------------------------------------------------
December-01                   -               $     -              $  -
December-02                   -               $     -              $  -
LT Growth                     -                    na                na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                           Six Months Ended              Fiscal Years Ended
                                 Aug-01                        Feb-01
                           -----------------             -----------------------
Revenue                          -6.9%                          -1.4%
EBIT                            -87.9%                         -18.8%
EBITDA                          -79.9%                         -11.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes
FY00 & FY01 discontinued operation are losses from Company owned franchises. FY00 extraordinary item is legal settlement.

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

                             BCT International, Inc.

                        Comparable Transaction Analysis







                                                          [LOGO]   CAPITALINK


                                                     Smart Investment Banking

 Comparable Transaction Analysis - Implied Value - BCT International

($ in thousands)


                                                    LTM      LTM May 01   LTM Aug 01
                                                  Revenue      EBITDA       EBITDA
                                                 ---------   ----------   ----------
BCT International                                $  18,377    $    388     $   (20)

------------------------------------------------------------------------------------

Comparable Companies Multiples

             High                                      1.4x       13.8x       13.8x
             Mean                                      0.7         8.9         8.9
             Median                                    0.7         8.7         8.7
             Low                                       0.2         5.3         5.3

Implied Range of Enterprise Value

             High                                $  25,060    $  5,341          na
             Mean                                   13,747       3,461          na
             Median                                 13,541       3,364          na
             Low                                     3,121       2,060          na

Implied Range of Market Value (1)

             High                                $  30,770    $ 11,051          na
             Mean                                   19,457       9,171          na
             Median                                 19,251       9,074          na
             Low                                     8,831       7,770          na

Implied Range of Market Value Per Share (2)

             High                                $    5.27    $   1.89          na
             Mean                                     3.33        1.57          na
             Median                                   3.29        1.55          na
             Low                                      1.51        1.33          na

---------------------------------------------------------------------------------------

------------------------------------
(1) Assumes Net Debt of ($5,710) as of Aug 31, 2001 [See Company DCF Analysis for calculation].
(2) Assumes 5,843 shares outstanding. [See Company DCF Analysis for calculation.]

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Transaction Analysis - BCT International
($ in millions)

                                                                                 TTM                 MRQ
                                                                          -----------------  -------------------------
Announced   Closing                                                                                       Net Tangible  Enterprise
  Date       Date         Acquiror      Target/Transaction Description     Revenue   EBITDA  Total Assets    Equity      Value (1)
---------   -------   ---------------   -------------------------------   --------   ------  ------------ ------------  ----------

31-May-01  31-May-01  Troy Group, Inc   Extended Systems of Idaho           10.60      na        3.30          2.70       1.80
                      (NASD: TROY)      Printing Solutions Business

27-Jun-00  27-Jun-00  ImageX.com        Howard Press Limited
                      (NASD: IMGX)      Partnership                         29.10    2.50       13.80            na      19.30
                                        Provides Commercial Printing
                                        Services

25-Feb-00  25-Feb-00  Workflow          ALF Graphics                         8.00      na          na            na       4.50
                      Management        Provides Commercial Printing
                      (NASD: WORK)      Services

14-Jul-99  14-Jul-99  Cunningham        Inte MVP Graphics                    7.10    0.47        2.62          0.35       6.47
                      Graphics          Provides Commercial Printing
                      (NASD: CGII)      Services

23-Apr-99  1-Jul-99   Disc Graphics     Contemporary Color Graphics          7.50    0.84        2.70            na       7.50
                      (SC: DSGR)        Supplier of Sheet-Fed Printing
                                        Services

3-Jun-99   3-Jun-99   Workflow          Graphic Management Corp             30.00      na          na            na      14.00
                      Management        Provides Commercial Printing
                      (NASD: WORK)      Services

23-Mar-99  23-Mar-99  Master Graphics   Columbia Graphics                   28.50    2.50       11.10          1.70      21.00
                      Inc               Provides Commercial Printing
                      (NASD: MAGR)      Services

11-Mar-99  14-Apr-99  Merrill Corp      Daniels Printing                    66.76    6.10       19.33          2.49      57.30
                      (NASD: MRLL)      Provides Commercial Printing
                                        Services

17-Feb-99  17-Feb-99  Cunningham        Boston Towne Press                   4.40    1.13        2.48          1.63       6.00
                      Graphics Inte     Provides Commercial Printing
                      (NASD: CGII)      Services


                                                                                                                       Price Paid as
                                                                           Enterprise Value as Multiple of              Multiple of
                                                                          --------------------------------
Announced   Closing                                                                                            Total   Net Tangible
  Date       Date         Acquiror      Target/Transaction Description    Revenue    EBITDA   Total Assets  Price Paid    Equity
---------   -------   ---------------   -------------------------------   -------    ------   ------------  ---------- -------------
31-May-01  31-May-01  Troy Group, Inc   Extended Systems of Idaho           0.2        na        0.5x          1.80         0.7x
                      (NASD: TROY)      Printing Solutions Business

27-Jun-00  27-Jun-00  ImageX.com        Howard Press Limited
                      (NASD: IMGX)      Partnership                         0.7       7.7        1.4          19.30          na
                                        Provides Commercial Printing
                                        Services

25-Feb-00  25-Feb-00  Workflow          ALF Graphics                        0.6        na         na           4.50          na
                      Management        Provides Commercial Printing
                      (NASD: WORK)      Services

14-Jul-99  14-Jul-99  Cunningham        Inte MVP Graphics                   0.9      13.8        2.5           4.80        13.7
                      Graphics          Provides Commercial Printing
                      (NASD: CGII)      Services

23-Apr-99  1-Jul-99   Disc Graphics     Contemporary Color Graphics         1.0       8.9        2.8           6.10          na
                      (SC: DSGR)        Supplier of Sheet-Fed Printing
                                        Services

3-Jun-99   3-Jun-99   Workflow          Graphic Management Corp             0.5        na         na          14.00          na
                      Management        Provides Commercial Printing
                      (NASD: WORK)      Services

23-Mar-99  23-Mar-99  Master Graphics   Columbia Graphics                   0.7       8.4        1.9          20.80        12.2
                      Inc               Provides Commercial Printing
                      (NASD: MAGR)      Services

11-Mar-99  14-Apr-99  Merrill Corp      Daniels Printing                    0.9       9.4        3.0          44.00        17.7
                      (NASD: MRLL)      Provides Commercial Printing
                                        Services

17-Feb-99  17-Feb-99  Cunningham        Boston Towne Press                  1.4       5.3        2.4           5.60         3.4
                      Graphics Inte     Provides Commercial Printing
                      (NASD: CGII)      Services


                                                        ----------------------------------------------------------------------------
                                                        High                 1.4x    13.8x       3.0x                      17.7x
                                                        Mean                 0.7      8.9        2.1                        9.5
                                                        Median               0.7      8.7        2.4                       12.2
                                                        Low                  0.2      5.3        0.5                        0.7
                                                        ----------------------------------------------------------------------------

________________________________________________________________________________
(1) Enterprise Value equals Market Value plus total debt, preferred stock, and minority interests, less cash.


Sources of information: Bloomberg, SEC Edgar Filings, World M&A Network, Done Deals, BizComps, Multex, Inc., Mergerstat, Thomson Financial & Company Press

                             BCT International, Inc.

                         Discounted Cash Flow Analysis

                                                                      CAPITALINK

                                                        Smart Investment Banking

Detailed Profit and Loss - Management Case

($ in thousands)

                                   Actual                          Projected
                           --------------------------------------------------------------
                              FY ended        6 Mths    6 Mths           FY ended
                            February 28/29  Mar - Aug Sep - Feb     February 28/29
                           ----------------                     -------------------------
                              2000     2001   2001     2002      2002     2003      2004
                           -------------------------- -------   -------------------------
Revenues
  Royalty Income           $  5,394  $ 5,267 $ 2,614  $ 2,543   $ 5,157 $  4,877 $  4,829
  Pelican Paper Sales        13,881   13,424   6,385    6,144    12,529   11,693   10,913
  Franchise Sales                27       46      22       18        40       40       40
  AMOS & Orderprinting.
  com & O                       952      311     139      130       269      282      297
                           -------------------------- -------   -------------------------
  Total                    $  20,25  $19,048 $ 9,160  $ 8,835   $17,995 $ 16,893 $ 16,079

Cost of Goods Sold
  Cost of Sales Paper        11,574   11,605   5,527    5,394    10,921   10,193    9,513
                           -------------------------- -------   -------------------------

Gross Margin               $  8,680  $ 7,443 $ 3,633  $ 3,441   $ 7,074 $  6,700    6,566

Less Operating Expenses
  Salaries and Employee
   Benefits                            2,787   1,660    1,367     3,027    2,740    2,822
  General and Administrative
   Expenses                              574     235      335       570      599      616
  IT Programming Costs                   669     258      199       457      550      550
  Occupancy Costs                        204      93       89       182      187      193
  Travel and Entertainment               375     177      193       370      389      396
  Professional Fees                      236     251      328       579      200      206
  Bad Debt Expense                     1,452     450      450       900      900      900
  Management Incentive                   125     100      100       200      250      250
  Net Loss Company Plants                 31      16       68        84      120       75
                           -------------------------- -------   -------------------------
  Total                        6619     6453 $  3240     3129      6369     5934     6009

EBITDA                     $  2,061  $   990     393  $   312   $   705 $    766 $    557

                                  Actual                          Projected
                           ------------------------------------------------------
                                  FY ended       6 Mths           FY ended
                              February 28/29    Sep - Feb      February 28/29
                           -------------------            -----------------------
                             2000       2001      2002     2002     2003    2004
                           ------------------- ---------  ------ ----------------
Growth Assumptions
Royalty Income                           -2.4%   -2.7%     -2.1%    -5.4%    -1.0%
Pelican Paper Sales                      -3.3%   -3.8%     -6.7%    -6.7%    -6.7%
Franchise Sales                          70.4%  -18.2%    -13.0%     0.0%     0.0%
AMOS & Orderprinting
 .com & Other                           -67.3%   -6.5%    -13.5%     5.0%     5.0%
Total                      ------------------- ---------  ------------------------
                                        - 6.0%   53.6%    - 5.5%    -6.1%    -4.8%

Cost of Paper Sales
 Margin                     16.6%        13.6%   12.2%     12.8%    12.8%    12.8%

Gross Margin                42.9%        39.1%   38.9%     39.3%    39.7%    40.8%
Salaries and Employee
 Benefits                                       -17.7%      8.6%    -9.5%     3.0%
General and Administrative
 Expenses                   42.6         -0.7%     5.0%     3.0%
IT Programming Costs                            -22.9%    -31.7%    20.4%     0.0%
Occupancy Costs                                  -4.3%    -10.8%     3.0%     3.0%
Travel and Entertainment                          9.0%     -1.3%     5.0%     2.0%
Professional Fees                                30.7%    145.3%   -65.5%     3.0%
Bad Debt Expense                                  0.0%    -38.0%     0.0%     0.0%
Management Incentive                              0.0%     60.0%    25.0%     0.0%
Net Loss Company Plants                         325.0%    171.0%    42.9%   -37.5%
                           ------------------- ---------  ------------------------
                                         -2.5%   -3.4%     -1.3%    -6.8%     1.3%

EBITDA %                    10.2%         5.2%    3.5%      3.9%     4.5%     3.5%

________________________________________________________________________________
Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Management Case

($ in thousands)                               Terminal Value - Revenue Multiple

Free Cash Flows

                                                    Actual                     Projected
                                        ----------------------------  -------------------------------
                                            FY ended         6 Mths     6 Mths         FY ended
                                         February 28/29    Mar - Aug  Sep - Feb      February 28/29
                                        -----------------                        --------------------
                                           2000      2001     2001        2002       2003       2004
                                        ----------------------------  -------------------------------
Revenue                                  $ 20,254 $ 19,048  $ 9,160    $  8,835   $ 16,893   $ 16,079
   Cost of Sales                           11,574   11,605    5,527       5,394     10,193      9,513
                                        ----------------------------  -------------------------------
   Gross Margin                             8,680    7,443    3,633       3,441      6,700      6,566
   Operating Expenses                       6,619    6,455    3,240       3,129      5,934      6,009
                                        ----------------------------  -------------------------------
EBITDA                                      2,061      988      393         312        766        557
   less: Deprec. & Amort.                     189      232      114         137        220        220
                                        ----------------------------  -------------------------------
EBIT                                        1,872      756      279         175        546        337
   Income Taxes                               837      442      176          69        216        133
                                        ----------------------------  -------------------------------
After-tax Income before Interest            1,035      314      103         106        330        204
   Add: Deprec. & Amort.                      189      232      114         137        220        220
   Add: (Used) Sourced by Net Wkg Cap.      1,365   (1,505)   1,374        (659)       262        237
   Less: Capital Expenditures                 262      150       51          99        250        150
                                        ----------------------------  -------------------------------
Free Cash Flows                          $  2,327  $(1,109) $ 1,540    $   (515)  $    562   $    511
                                        ============================  ===============================

Estimated Range of Enterprise Values

                       Discount                   Terminal Revenue Multiple
                                   ----------------------------------------------------------
                        Rate           0.10x     0.20x    0.30x     0.40x     0.50x   0.60x
                      -----------------------------------------------------------------------
                        16.0%        $  1,488 $  2,639 $   3,791 $  4,942 $  6,094  $   7,245
                        18.5%        $  1,407 $  2,505 $   3,602 $  4,700 $  5,797  $   6,895
                                                       ------------------
                        21.0%        $  1,332 $  2,379 $   3,426 $  4,473 $  5,520  $   6,567
                        23.5%        $  1,261 $  2,261 $   3,261 $  4,261 $  5,261  $   6,261
                                                       ------------------
                        26.0%        $  1,195 $  2,151 $   3,106 $  4,062 $  5,018  $   5,974
                        28.5%        $  1,132 $  2,047 $   2,962 $  3,876 $  4,791  $   5,705

                                                                 --------
                                               Average of Box    $  3,855
                                                                 --------

Estimated Range of Equity Values

                       Discount                    Terminal Revenue Multiple
                                   ----------------------------------------------------------
                        Rate           0.10x     0.20x    0.30x     0.40x     0.50x   0.60x
                      -----------------------------------------------------------------------
                        16.0%        $  7,198 $  8,349 $   9,501 $ 10,652 $ 11,804  $  12,955
                        18.5%        $  7,117 $  8,215 $   9,312 $ 10,410 $ 11,507  $  12,605
                                                       ------------------
                        21.0%        $  7,042 $  8,089 $   9,136 $ 10,183 $ 11,230  $  12,277
                        23.5%        $  6,971 $  7,971 $   8,971 $  9,971 $ 10,971  $  11,971
                                                       ------------------
                        26.0%        $  6,905 $  7,861 $   8,816 $  9,772 $ 10,728  $  11,684
                        28.5%        $  6,842 $  7,757 $   8,672 $  9,586 $ 10,501  $  11,415

                                                                 --------
                                               Average of Box    $  9,565
                                                                 --------

                                               ---------------------------------
                                               Terminal Value - Revenue Multiple
                                               ---------------------------------

Terminal Values

                                             Terminal Revenue Multiple
                              ---------------------------------------------------------------
                                      0.10x    0.20x     0.30x    0.40x    0.50x     0.60x
                              ---------------------------------------------------------------
Revenue Terminal Value             $  1,608 $  3,216 $   4,824 $  6,432  $ 8,039    $   9,647
                              ===============================================================

Discounted Terminal Values as Percentage of Enterprise Values

                       Discount                   Terminal Revenue Multiple
                                   ----------------------------------------------------------
                        Rate           0.10x     0.20x    0.30x     0.40x     0.50x   0.60x
                      -----------------------------------------------------------------------

                        16.0%            77.4%    87.2%     91.1%    93.2%  94.5%        95.4%
                        18.5%            78.0%    87.6%     91.4%    93.4%  94.7%        95.5%
                                                       ------------------
                        21.0%            78.6%    88.0%     91.7%    93.6%  94.8%        95.7%
                        23.5%            79.3%    88.5%     92.0%    93.9%  95.0%        95.8%
                                                       ------------------
                        26.0%            80.0%    88.9%     92.3%    94.1%  95.2%        96.0%
                        28.5%            80.8%    89.4%     92.6%    94.4%  95.5%        96.2%

                                                                 --------
                                               Average of Box        92.8%
                                                                 --------

   Estimated Range of Equity Values per Share

                       Discount                    Terminal Revenue Multiple
                                   ----------------------------------------------------------
                        Rate           0.10x     0.20x    0.30x     0.40x     0.50x   0.60x
                      -----------------------------------------------------------------------
                        16.0%        $   1.23 $   1.43 $    1.63 $   1.82 $ 2.02    $    2.22
                        18.5%        $   1.22 $   1.41 $    1.59 $   1.78 $ 1.97    $    2.16
                                                       ------------------
                        21.0%        $   1.21 $   1.38 $    1.56 $   1.74 $ 1.92    $    2.10
                        23.5%        $   1.19 $   1.36 $    1.54 $   1.71 $ 1.88    $    2.05
                                                       ------------------
                        26.0%        $   1.18 $   1.35 $    1.51 $   1.67 $ 1.84    $    2.00
                        28.5%        $   1.17 $   1.33 $    1.48 $   1.64 $ 1.80    $    1.95

                                                                 --------
                                               Average of Box    $   1.64
                                                                 --------

________________________________________________________________________________
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Management Case

($ in thousands)

Free Cash Flows

                                                     Actual                          Projected
                                        --------------------------------   -------------------------------
                                               FY ended          6 Mths     6 Mths          FY ended
                                            February 28/29     Mar - Aug   Sep - Feb     February 28/29
                                        --------------------                          --------------------
                                           2000       2001        2001       2002        2003       2004
                                        --------------------------------   -------------------------------
Revenue                                  $ 20,254   $ 19,048    $ 9,160     $ 8,835    $ 16,893   $ 16,079
  Cost of Sales                            11,574     11,605      5,527       5,394      10,193      9,513
                                         ------------------------------     ------------------------------
  Gross Margin                              8,680      7,443      3,633       3,441       6,700      6,566
  Operating Expenses                        6,619      6,455      3,240       3,129       5,934      6,009
                                         ------------------------------     ------------------------------
EBITDA                                      2,061        988        393         312         766        557
  less: Deprec. & Amort.                      189        232        114         137         220        220
                                         ------------------------------     ------------------------------
EBIT                                        1,872        756        279         175         546        337
  Income Taxes                                837        442        176          69         216        133
                                         ------------------------------     ------------------------------
After-tax Income before Interest            1,035        314        103         106         330        204
  Add: Deprec. & Amort.                       189        232        114         137         220        220
  Add: (Used) Sourced by Net Wkg Cap.       1,365     (1,505)     1,374        (659)        262        237
  Less: Capital Expenditures                  262        150         51          99         250        150
                                         ------------------------------     ------------------------------
Free Cash Flows                          $  2,327   $ (1,109)   $ 1,540     $  (515)   $    562   $    511
                                         ==============================     ==============================


Estimated Range of Enterprise Values

                      Discount                      Terminal EBITDA Multiple
                                 -----------------------------------------------------------
                        Rate       2.00x     2.50x     3.00x     3.25x     3.75x     4.25x
                   -------------------------------------------------------------------------
                         16.0%    $ 1,135   $ 1,334   $ 1,534   $ 1,633   $ 1,833   $ 2,032
                         18.5%    $ 1,070   $ 1,261   $ 1,451   $ 1,546   $ 1,736   $ 1,926
                                                      -----------------
                         21.0%    $ 1,010   $ 1,192   $ 1,373   $ 1,464   $ 1,645   $ 1,827
                         23.5%    $   954   $ 1,127   $ 1,301   $ 1,387   $ 1,561   $ 1,734
                                                      -----------------
                         26.0%    $   901   $ 1,067   $ 1,233   $ 1,315   $ 1,481   $ 1,647
                         28.5%    $   852   $ 1,010   $ 1,169   $ 1,248   $ 1,406   $ 1,565

                                                                -------
                                         Average of Box         $ 1,381
                                                                -------


Estimated Range of Equity Values

                      Discount                      Terminal EBITDA Multiple
                                 -----------------------------------------------------------
                        Rate       2.00x     2.50x     3.00x     3.25x     3.75x     4.25x
                   -------------------------------------------------------------------------
                         16.0%   $ 6,845    $ 7,044   $ 7,244   $ 7,343   $ 7,543   $ 7,742
                         18.5%   $ 6,780    $ 6,971   $ 7,161   $ 7,256   $ 7,446   $ 7,636
                                                      -----------------
                         21.0%   $ 6,720    $ 6,902   $ 7,083   $ 7,174   $ 7,355   $ 7,537
                         23.5%   $ 6,664    $ 6,837   $ 7,011   $ 7,097   $ 7,271   $ 7,444
                                                      -----------------
                         26.0%   $ 6,611    $ 6,777   $ 6,943   $ 7,025   $ 7,191   $ 7,357
                         28.5%   $ 6,562    $ 6,720   $ 6,879   $ 6,958   $ 7,116   $ 7,275

                                                                -------
                                         Average of Box         $ 7,091
                                                                -------


                                                Terminal Value - EBITDA Multiple

Terminal Values

                                              Terminal EBITDA Multiple
                           -------------------------------------------------------------
                              2.00x     2.50x      3.00x     3.25x     3.75x     4.25x
                           -------------------------------------------------------------
EBITDA Terminal Value       $ 1,114    $ 1,393   $  1,672   $ 1,811   $ 2,090   $ 2,368
                           =============================================================


Discounted Terminal Values as Percentage of Enterprise Values

                      Discount                      Terminal EBITDA Multiple
                                 --------------------------------------------------------
                        Rate       2.00x     2.50x     3.00x    3.25x    3.75x     4.25x
                   ----------------------------------------------------------------------
                         16.0%     98.2%     74.8%     78.1%    79.4%    81.6%     83.4%
                         18.5%     71.1%     75.4%     78.6%    80.0%    82.2%     83.9%
                                                       --------------
                         21.0%     71.8%     76.1%     79.3%    80.6%    82.7%     84.4%
                         23.5%     72.6%     76.9%     79.9%    81.2%    83.3%     84.9%
                                                       --------------
                         26.0%     73.5%     77.6%     80.6%    81.9%    83.9%     85.5%
                         28.5%     74.4%     78.4%     81.4%    82.5%    84.5%     86.1%

                                                               ------
                                         Average of Box         80.2%
                                                               ------


Estimated Range of Equity Values per Share

                      Discount                      Terminal EBITDA Multiple
                                 --------------------------------------------------------
                        Rate       2.00x     2.50x     3.00x     3.25x    3.75x    4.25x
                   ----------------------------------------------------------------------
                         16.0%    $ 1.17    $ 1.21    $ 1.24    $ 1.26   $ 1.29   $ 1.33
                         18.5%    $ 1.16    $ 1.19    $ 1.23    $ 1.24   $ 1.27   $ 1.31
                                                      ----------------
                         21.0%    $ 1.15    $ 1.18    $ 1.21    $ 1.23   $ 1.26   $ 1.29
                         23.5%    $ 1.14    $ 1.17    $ 1.20    $ 1.21   $ 1.24   $ 1.27
                                                      ----------------
                         26.0%    $ 1.13    $ 1.16    $ 1.19    $ 1.20   $ 1.23   $ 1.26
                         28.5%    $ 1.12    $ 1.15    $ 1.18    $ 1.19   $ 1.22   $ 1.25

                                                                ------
                                         Average of Box         $ 1.21
                                                                ------

________________________________________________________________________________
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Management Case

($ in thousands)

Free Cash Flows

                                                     Actual                          Projected
                                        --------------------------------   -------------------------------
                                               FY ended          6 Mths     6 Mths          FY ended
                                            February 28/29     Mar - Aug   Sep - Feb     February 28/29
                                        --------------------                          --------------------
                                           2000       2001        2001       2002        2003       2004
                                        --------------------------------   -------------------------------
Revenue                                  $ 20,254   $ 19,048    $  9,160   $ 8,835    $ 16,893    $ 16,079
   Cost of Sales                           11,574     11,605       5,527     5,394      10,193       9,513
                                         -------------------------------   -------------------------------
   Gross Margin                             8,680      7,443       3,633     3,441       6,700       6,566
   Operating Expenses                       6,619      6,455       3,240     3,129       5,934       6,009
                                         -------------------------------   -------------------------------
EBITDA                                      2,061        988         393       312         766         557
   less: Deprec. & Amort.                     189        232         114       137         220         220
                                         -------------------------------   -------------------------------
EBIT                                        1,872        756         279       175         546         337
   Income Taxes                               837        442         176        69         216         133
                                         -------------------------------   -------------------------------
After-tax Income before Interest            1,035        314         103       106         330         204
   Add: Deprec. & Amort.                      189        232         114       137         220         220
   Add: (Used) Sourced by Net Wkg Cap.      1,365     (1,505)      1,374      (659)        262         237
   Less: Capital Expenditures                 262        150          51        99         250         150
                                         -------------------------------   -------------------------------
Free Cash Flows                          $  2,327   $ (1,109)   $  1,540   $  (515)   $    562    $    511
                                         ===============================   ===============================


Estimated Range of Enterprise Values

                      Discount                  Terminal Perpetual Growth Rates
                                 ----------------------------------------------------------
                        Rate      4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
                   ------------------------------------------------------------------------
                         16.0%   $ 3,795   $ 3,877   $ 3,962   $ 4,052   $ 4,145   $ 4,243
                         18.5%   $ 3,038   $ 3,092   $ 3,149   $ 3,207   $ 3,268   $ 3,331
                                                     -----------------
                         21.0%   $ 2,505   $ 2,543   $ 2,583   $ 2,624   $ 2,666   $ 2,710
                         23.5%   $ 2,109   $ 2,138   $ 2,167   $ 2,197   $ 2,228   $ 2,260
                                                     -----------------
                         26.0%   $ 1,805   $ 1,827   $ 1,849   $ 1,872   $ 1,895   $ 1,919
                         28.5%   $ 1,563   $ 1,580   $ 1,598   $ 1,616   $ 1,634   $ 1,653

                                                               -------
                                         Average of Box        $ 2,393
                                                               -------


Estimated Range of Equity Values

                      Discount                  Terminal Perpetual Growth Rates
                                 ----------------------------------------------------------
                        Rate      4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
                   ------------------------------------------------------------------------
                         16.0%   $ 9,505   $ 9,587   $ 9,672   $ 9,762   $ 9,855   $ 9,953
                         18.5%   $ 8,748   $ 8,802   $ 8,859   $ 8,917   $ 8,978   $ 9,041
                                                     -----------------
                         21.0%   $ 8,215   $ 8,253   $ 8,293   $ 8,334   $ 8,376   $ 8,420
                         23.5%   $ 7,819   $ 7,848   $ 7,877   $ 7,907   $ 7,938   $ 7,970
                                                     -----------------
                         26.0%   $ 7,515   $ 7,537   $ 7,559   $ 7,582   $ 7,605   $ 7,629
                         28.5%   $ 7,273   $ 7,290   $ 7,308   $ 7,326   $ 7,344   $ 7,363

                                                               -------
                                         Average of Box        $ 8,103
                                                               -------


                                           -------------------------------------
                                               Terminal Value - Perpetual Growth
                                           -------------------------------------

Terminal Values

                                                Terminal Perpetual Growth Rates
                                 -----------------------------------------------------------

                                 -----------------------------------------------------------
                                   4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
                                 -----------------------------------------------------------
EBITDA                            $   579   $   581   $   582   $   584   $   585   $   586
  less: Deprec. & Amort.                -         -         -         -         -         -
                                 -----------------------------------------------------------
EBIT                                  579       581       582       584       585       586
  Income Taxes                          -         -         -         -         -         -
                                 -----------------------------------------------------------
After-tax Income before Int.          579       581       582       584       585       586
  Add: Deprec. & Amort.                 -         -         -         -         -         -
  Add: (Used) from by Net WC            -         -         -         -         -         -
  Less: Capital Expenditures            -         -         -         -         -         -
                                 -----------------------------------------------------------
Free Cash Flows                   $   579   $   581   $   582   $   584   $   585   $   586
                                 ===========================================================


                     Disc Rate                 Perpetual Growth Terminal Values
                   ------------------------------------------------------------------------
                          16.0%   $ 4,829   $ 4,944   $ 5,063   $ 5,188   $ 5,319   $ 5,455
                          18.5%   $ 3,997   $ 4,076   $ 4,159   $ 4,245   $ 4,334   $ 4,426
                          21.0%   $ 3,409   $ 3,468   $ 3,529   $ 3,592   $ 3,657   $ 3,724
                          23.5%   $ 2,972   $ 3,018   $ 3,065   $ 3,113   $ 3,163   $ 3,214
                          26.0%   $ 2,634   $ 2,671   $ 2,708   $ 2,747   $ 2,786   $ 2,826
                          28.5%   $ 2,365   $ 2,395   $ 2,426   $ 2,458   $ 2,490   $ 2,522


Discounted Terminal Values as Percentage of Enterprise Values

                      Discount                Terminal Perpetual Growth Rates
                                 -------------------------------------------------------
                        Rate      4.00%    4.25%     4.50%    4.75%     5.00%     5.25%
                   ---------------------------------------------------------------------
                          16.0%   91.1%    91.3%     91.5%    91.7%     91.9%     92.1%
                          18.5%   89.8%    90.0%     90.2%    90.3%     90.5%     90.7%
                                                    ---------------
                          21.0%   88.6%    88.8%     89.0%    89.2%     89.3%     89.5%
                          23.5%   87.6%    87.8%     88.0%    88.1%     88.3%     88.5%
                                                    ---------------
                          26.0%   86.8%    86.9%     87.1%    87.2%     87.4%     87.6%
                          28.5%   86.1%    86.2%     86.4%    86.5%     86.7%     86.8%

                                                             ------
                                         Average of Box       88.6%
                                                             ------


Estimated Range of Equity Values per Share

                      Discount                Terminal Perpetual Growth Rates
                                 -------------------------------------------------------
                        Rate       4.00%    4.25%    4.50%    4.75%     5.00%     5.25%
                   ---------------------------------------------------------------------
                          16.0%   $ 1.63   $ 1.64   $ 1.66   $ 1.67    $ 1.69    $ 1.70
                          18.5%   $ 1.50   $ 1.51   $ 1.52   $ 1.53    $ 1.54    $ 1.55
                                                    ---------------
                          21.0%   $ 1.41   $ 1.41   $ 1.42   $ 1.43    $ 1.43    $ 1.44
                          23.5%   $ 1.34   $ 1.34   $ 1.35   $ 1.35    $ 1.36    $ 1.36
                                                    ---------------
                          26.0%   $ 1.29   $ 1.29   $ 1.29   $ 1.30    $ 1.30    $ 1.31
                          28.5%   $ 1.24   $ 1.25   $ 1.25   $ 1.25    $ 1.26    $ 1.26

                                                             ------
                                         Average of Box      $ 1.39
                                                             ------

________________________________________________________________________________
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Long Term and Equity Assumptions - Management Case

($ in thousands)

                                               Actual                                 Projected
                                  ---------------------------------  -------------------------------------------
                                        FY ended            6 Mths     6 Mths          FY ended
                                     February 28/29       Mar - Aug  Sep - Feb      February 28/29      Terminal
                                  --------------------                           --------------------
                                    2000        2001        2001       2002        2003        2004      Period
                                  ---------------------------------  -------------------------------------------
Existing Fixed Assets
   Gross Assets                   $  1,633    $  1,707    $   1,759  $   1,759   $  1,759    $  1,759
     Less Acc Deprec                 1,104       1,234        1,335      1,439      1,563       1,657
                                  ---------------------------------  --------------------------------
   Net Book Value                 $    529    $    473    $     424  $     320   $    196    $    102
                                  =================================  ================================
   Deprec Expense                 $    163    $    206    $     101  $     104   $    124    $     94   $      -
                                  =================================  ===========================================

New Fixed Assets

   Capex                                                             $      99   $    250    $    150   $      -
   Total Capex                                                       ===========================================

                          Years
   Deprec Expense           5                                        $      20   $     70    $    100   $      -
                                                                     ===========================================

   Net Book Value
     Mach & Equip                                                    $      99   $    349    $    499
   Gross Assets                                                      $      99   $    349    $    499
     Less Acc Deprec                                                        20         90         190
                                                                     --------------------------------
   Net Book Value                                                    $      79   $    259    $    309
                                                                     ================================

Total Assets
   Gross Assets                   $  1,633    $  1,707    $   1,759  $   1,858   $  2,108    $  2,258
     Less Acc Deprec                 1,104       1,234        1,335      1,459      1,653       1,847
                                  ---------------------------------  --------------------------------
   Net Book Value                 $    529    $    473    $     424  $     399   $    455    $    411
                                  ===================================================================
   Deprec Expense                 $    163    $    206    $     101  $     124   $    194    $    194   $      -
                                  =================================  ===========================================

Intangibles
   Gross Intangible               $    474    $    474    $     474  $     474   $    474    $    474
     Less Acc Amort                    216         242          255        268        294         320
                                  ---------------------------------  --------------------------------
   Net Book Value                 $    258    $    232    $     219  $     206   $    180    $    154
                                  =================================  ================================
   Amort Expense                  $     26    $     26    $      13  $      13   $     26    $     26   $      -
                                  =================================  ===========================================

Deprec & Amort Expense            $    189    $    232    $     114  $     137   $    220    $    220   $      -
                                  =================================  ===========================================

                                                       Actual
                                                       as of
                                                      8/31/01
                                                     ---------
Equity Value Assumptions
   Debt & Other Obligations
     Interest Bearing Debt                           $     322
     Contingent Liabilities                                550
     Other                                                   -
                                                     ---------
                                                           872
                                                     ---------

   Less Cash

     Cash on Hand                                        3,170
     Assumed cash from exercise of options                  16
     Assumed value of notes                              3,396
                                                     ---------
                                                         6,582
                                                     ---------
   Net Debt                                          $  (5,710)
                                                     =========

   Common Stock Equivalents (in thousands)
     Common Stock Outstanding                            5,828
     Stock issued re Other                                   -
                                                     ---------
                                                         5,828
                                                     ---------

                                         Exercise $
     Options in the money: Plan 1        $     1.09         15
                           Plan 2        $        -          -
                                                     ---------
                                                            15
                                                     ---------
   Total Common Stock Equivalents                        5,843
                                                     =========

Sources of information: Company Financials, Projections and Management.

Operating and Working Capital Assumptions - Management Case

($ in thousands)


                                               Actual                                 Projected
                                     ---------------------------- -----------------------------------------------
                                        FY ended        6 Mths        6 Mths           FY ended
                                     February 28/29   Mar - Aug     Sep - Feb      February 28/29     Terminal
                                     ---------------                             ------------------
                                      2000     2001     2001           2002         2003     2004      Period
                                     ---------------------------- -----------------------------------------------
Growth Statistics and Assumptions
   Revenue                              na      -6.0%    na           -53.6%       91.2%     -4.8%
   Cost of Sales                        na       0.3%    na           -53.5%       89.0%     -6.7%
   Operating Expenses                   na      -2.5%    na           -51.5%       89.7%      1.3%
   EBITDA                               na     -52.1%    na           -68.4%      145.4%    -27.2%
   EBIT                                 na     -59.6%    na           -76.9%      211.8%    -38.2%
   After-tax Income before Interest     na     -69.7%    na           -66.3%      211.8%    -38.2%


Profitability
   Gross Margin                       42.9%     39.1%  39.7%           38.9%       39.7%     40.8%
   EBITDA                             10.2%      5.2%   4.3%            3.5%        4.5%      3.5%
   EBIT                                9.2%      4.0%   3.0%            2.0%        3.2%      2.1%
   After-tax Income before Interest    5.1%      1.6%   1.1%            1.2%        2.0%      1.3%


Income Tax Expense and Assumptions
   Statutory Tax Rate                                                  39.5%       39.5%     39.5%
   Effective Tax Rate                 44.7%     58.5%  63.1%           39.5%       39.5%     39.5%       0.0%

   Current Period Tax                $ 837    $  442  $ 176          $   69    $    216    $  133
   NOL Usage                             -         -      -               -           -         -
                                    ----------------------------- -------------------------------
     Income Tax Expense              $ 837    $  442  $ 176          $   69    $    216    $  133
                                    ============================= ===============================

   Ending NOL Balance                                 $   -          $    -    $      -    $    -
                                                      =========== ===============================



                                               Actual                                 Projected
                                     ---------------------------- -----------------------------------------------
                                        FY ended        6 Mths        6 Mths           FY ended
                                     February 28/29   Mar - Aug     Sep - Feb      February 28/29     Terminal
                                     ---------------                             ------------------
                                      2000     2001     2001           2002         2003     2004      Period
                                     ---------------------------- -----------------------------------------------
Non-Cash Working Capital Assumptions
   Accounts Receivable (AR)
     AR Days Outstanding                59        68       na              60          60        60
     % of Sales                       16.3%     18.7%      na            16.4%       16.4%     16.4%

   Inventory
     Days Inventory Outstanding         74        74       na              74          74        74
     % Cost of Sales                  20.4%     20.3%      na            20.3%       20.3%     20.3%

   Prepayments
     % of Direct and Op Costs          2.2%      0.7%      na             0.7%        0.7%      0.7%

   Accounts Payable (AP)
     AP Days Outstanding                22        12       na              12          12        12
     % of Direct and Op Costs          6.1%      3.3%      na             3.3%        3.3%      3.3%

   Accrued Expenses & Other
     % of Direct and Op Costs          8.6%      3.2%      na             3.2%        3.2%      3.2%

Changes in Non-Cash Net Working Capital
   Accounts Receivables             $3,293   $ 3,568 $  2,043         $ 2,958      $2,777   $ 2,643
   Inventory                         2,359     2,352    2,375           2,214       2,066     1,929
   Prepayments                         408       134      111             121         113       109
   Accounts Payables                 1,111       597      286             568         530       510
   Accrued Expenses & Other          1,567       570      730             553         516       497
                                  ------------------------------- ---------------------------------
     Non-Cash Net WC                $3,382   $ 4,887  $ 3,513         $ 4,172      $3,910   $ 3,673
                                  =============================== =================================
     % of EBITDA                     164.1%    494.6%   893.9%         1337.2%      510.6%    659.2%
                                  =============================== =================================

     Cash Flow (Used) Sourced by
     Non-Cash Net Wrkg Capi         $1,365   $(1,505) $ 1,374         $  (659)     $  262   $   237      $     -
                                  =============================== ===============================================

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

 Detailed Profit and Loss - Revised Case 1 (No Growth)
($ in thousands)

                                                         Actual                             Projected
                                        -----------------------------------  ----------------------------------------
                                              FY ended           6 Mths          6 Mths               FY ended
                                           February 28/29     Mar - Aug        Sep - Feb           February 28/29
                                        ------------------                                   ------------------------
                                           2000     2001         2001             2002       2002      2003     2004
                                        -----------------------------------  -------------   ------------------------
Revenues
   Royalty Income                       $  5,394  $ 5,267       $  2,614        $  2,543     $ 5,157  $ 5,157 $ 5,157
   Pelican Paper Sales                    13,881   13,424          6,385           6,144      12,529   12,529  12,529
   Franchise Sales                            27       46             22              18          40       40      40
   AMOS & Orderprinting.com & O              952      311            139             130         269      282     297
                                        ------------------------------------  ----------------------------------------
   Total                                $ 20,254  $19,048       $  9,160        $  8,835     $17,995  $18,008 $18,023

Cost of Goods Sold
   Cost of Sales Paper                    11,574   11,605          5,527           5,394      10,921   10,921  10,921
                                        -----------------------------------  ----------------------------------------
Gross Margin                            $  8,680  $ 7,443       $  3,633        $  3,441     $ 7,074  $ 7,087 $ 7,102
Less Operating Expenses
   Salaries and Employee Benefits                   2,787          1,660           1,367       3,027    2,740   2,822
   General and Administrative Expenses                574            235             335         570      599     616

   IT Programming Costs                               669            258             199         457      550     550
   Occupancy Costs                                    204             93              89         182      187     193
   Travel and Entertainment                           375            177             193         370      389     396
   Professional Fees                                  236            251             328         579      200     206
   Bad Debt Expense                                 1,452            450             450         900      900     900
   Management Incentive                               125            100             100         200      250     250
   Net Loss Company Plants                             31             16              68          84      120      75
                                         ----------------------------------  ----------------------------------------
   Total                                    6619     6453           3240            3129        6369     5934    6009

EBITDA                                   $ 2,061  $   990       $    393        $    312     $   705  $ 1,153 $ 1,093

                                                Actual                        Projected
                                       ------------------------  -------------------------------------------
                                                  FY ended              6 Mths                FY ended
                                               February 28/29         Sep - Feb            February 28/29
                                       ------------------------                     ------------------------
                                            2000        2001             2002        2002     2003      2004
                                       ------------------------       ---------     ------------------------
Growth Assumptions
Royalty Income                                          -2.4%           -2.7%        -2.1%    0.0%       0.0%
Pelican Paper Sales                                     -3.3%           -3.8%        -6.7%    0.0%       0.0%
Franchise Sales                                         70.4%          -18.2%       -13.0%    0.0%       0.0%
AMOS & Orderprinting.com & Other                       -67.3%           -6.5%       -13.5%    5.0%       5.0%
                                       ------------------------  -------------------------------------------
Total                                                   -6.0%          -53.6%        -5.5%    0.1%       0.1%


Cost of Paper Sales Margin                  16.6%       13.6%           12.2%        12.8%   12.8%      12.8%

Gross Margin                                42.9%       39.1%           38.9%        39.3%   39.4%      39.4%


Salaries and Employee Benefits                                         -17.7%         8.6%   -9.5%       3.0%
General and Administrative Expenses                                     42.6%        -0.7%    5.0%       3.0%
IT Programming Costs                                                   -22.9%       -31.7%   20.4%       0.0%
Occupancy Costs                                                         -4.3%       -10.8%    3.0%       3.0%
Travel and Entertainment                                                 9.0%        -1.3%    5.0%       2.0%
Professional Fees                                                       30.7%       145.3%  -65.5%       3.0%
Bad Debt Expense                                                         0.0%       -38.0%    0.0%       0.0%
Management Incentive                                                     0.0%        60.0%   25.0%       0.0%
Net Loss Company Plants                                                325.0%       171.0%   42.9%     -37.5%
                                       ------------------------  -------------------------------------------
                                                        -2.5%           -3.4%        -1.3%   89.7%       1.3%

EBITDA %                                    10.2%        5.2%            3.5%         3.9%    6.4%       6.1%

________________________________________________________________________________
Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 1 (No Growth)

($ in thousands)

Free Cash Flows

                                                    Actual                          Projected
                                       --------------------------------   -------------------------------
                                              FY ended          6 Mths     6 Mths           FY ended
                                           February 28/29     Mar - Aug   Sep - Feb      February 28/29
                                       --------------------                          --------------------
                                          2000        2001       2001       2002        2003        2004
                                       ------------------------------------------------------------------
Revenue                                $ 20,254    $ 19,048    $ 9,160     $ 8,835   $ 18,008    $ 18,023
  Cost of Sales                          11,574      11,605      5,527       5,394     10,921      10,921
                                       -------------------------------     ------------------------------
  Gross Margin                            8,680       7,443      3,633       3,441      7,087       7,102
  Operating Expenses                      6,619       6,455      3,240       3,129      5,934       6,009
                                       -------------------------------     ------------------------------
EBITDA                                    2,061         988        393         312      1,153       1,093
  less: Deprec. & Amort.                    189         232        114         137        220         220
                                       -------------------------------     ------------------------------
EBIT                                      1,872         756        279         175        933         873
  Income Taxes                              837         442        176          69        369         345
                                       -------------------------------     ------------------------------
After-tax Income before Interest          1,035         314        103         106        564         528
  Add: Deprec. & Amort.                     189         232        114         137        220         220
  Add: (Used) Sourced by Net Wkg Cap.     1,365      (1,505)     1,374        (659)       (27)          1
  Less: Capital Expenditures                262         150         51          99        250         150
                                       -------------------------------     ------------------------------
Free Cash Flows                        $  2,327    $ (1,109)   $ 1,540     $  (515)  $    507    $    599
                                       ===============================     ==============================


Estimated Range of Enterprise Values

                      Discount                      Terminal Revenue Multiple
                                 -----------------------------------------------------------
                        Rate       0.10x      0.20x    0.30x     0.40x     0.50x     0.60x
                   -------------------------------------------------------------------------
                         16.0%    $ 1,645   $ 2,935   $ 4,226   $ 5,516   $ 6,807   $ 8,098
                         18.5%    $ 1,556   $ 2,786   $ 4,016   $ 5,246   $ 6,476   $ 7,706
                                                      -----------------
                         21.0%    $ 1,472   $ 2,646   $ 3,820   $ 4,993   $ 6,167   $ 7,341
                         23.5%    $ 1,395   $ 2,515   $ 3,636   $ 4,757   $ 5,878   $ 6,999
                                                      -----------------
                         26.0%    $ 1,321   $ 2,393   $ 3,464   $ 4,536   $ 5,607   $ 6,679
                         28.5%    $ 1,253   $ 2,278   $ 3,303   $ 4,328   $ 5,353   $ 6,379

                                                                -------
                                 Average of Box                 $ 4,302
                                                                -------


Estimated Range of Equity Values

                      Discount                      Terminal Revenue Multiple
                                 -----------------------------------------------------------
                        Rate       0.10x      0.20x    0.30x      0.40x     0.50x     0.60x
                   -------------------------------------------------------------------------
                         16.0%    $ 7,355   $ 8,645   $ 9,936   $ 11,226  $ 12,517  $ 13,808
                         18.5%    $ 7,266   $ 8,496   $ 9,726   $ 10,956  $ 12,186  $ 13,416
                                                      ------------------
                         21.0%    $ 7,182   $ 8,356   $ 9,530   $ 10,703  $ 11,877  $ 13,051
                         23.5%    $ 7,105   $ 8,225   $ 9,346   $ 10,467  $ 11,588  $ 12,709
                                                      ------------------
                         26.0%    $ 7,031   $ 8,103   $ 9,174   $ 10,246  $ 11,317  $ 12,389
                         28.5%    $ 6,963   $ 7,988   $ 9,013   $ 10,038  $ 11,063  $ 12,089

                                                                --------
                                 Average of Box                 $ 10,012
                                                                --------

                                          --------------------------------------
                                               Terminal Value - Revenue Multiple
                                          --------------------------------------

Terminal Values

                                               Terminal Revenue Multiple
                            -------------------------------------------------------------
                              0.10x      0.20x     0.30x     0.40x     0.50x     0.60x
                            -------------------------------------------------------------
Revenue Terminal Value       $ 1,802    $ 3,605   $ 5,407   $ 7,209   $ 9,011   $ 10,814
                            =============================================================


Discounted Terminal Values as Percentage of Enterprise Values

                      Discount                      Terminal Revenue Multiple
                                 ----------------------------------------------------------
                        Rate       0.10x      0.20x     0.30x    0.40x     0.50x     0.60x
                   ------------------------------------------------------------------------
                         16.0%     78.5%      87.9%     91.6%    93.6%     94.8%     95.6%
                         18.5%     79.1%      88.3%     91.9%    93.8%     95.0%     95.8%
                                                       ---------------
                         21.0%     79.7%      88.7%     92.2%    94.0%     95.2%     95.9%
                         23.5%     80.4%      89.1%     92.5%    94.2%     95.3%     96.1%
                                                       ---------------
                         26.0%     81.1%      89.6%     92.8%    94.5%     95.5%     96.3%
                         28.5%     81.8%      90.0%     93.1%    94.7%     95.7%     96.4%

                                                                ------
                                       Average of Box            93.2%
                                                                ------


Estimated Range of Equity Values per Share

                      Discount                      Terminal Revenue Multiple
                                 ----------------------------------------------------------
                        Rate       0.10x     0.20x     0.30x     0.40x     0.50x     0.60x
                   ------------------------------------------------------------------------
                         16.0%    $ 1.26    $ 1.48    $ 1.70    $ 1.92    $ 2.14    $ 2.36
                         18.5%    $ 1.24    $ 1.45    $ 1.66    $ 1.88    $ 2.09    $ 2.30
                                                      ----------------
                         21.0%    $ 1.23    $ 1.43    $ 1.63    $ 1.83    $ 2.03    $ 2.23
                         23.5%    $ 1.22    $ 1.41    $ 1.60    $ 1.79    $ 1.98    $ 2.18
                                                      ----------------
                         26.0%    $ 1.20    $ 1.39    $ 1.57    $ 1.75    $ 1.94    $ 2.12
                         28.5%    $ 1.19    $ 1.37    $ 1.54    $ 1.72    $ 1.89    $ 2.07

                                                                ------
                                       Average of Box           $ 1.71
                                                                ------

________________________________________________________________________________
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 1 (No Growth)

($ in thousands)

Free Cash Flows

                                                    Actual                          Projected
                                       --------------------------------   -------------------------------
                                              FY ended          6 Mths     6 Mths          FY ended
                                           February 28/29     Mar - Aug   Sep - Feb     February 28/29
                                       --------------------                          --------------------
                                          2000       2001        2001       2002        2003       2004
                                       ------------------------------------------------------------------
Revenue                                 $20,254    $ 19,048    $ 9,160    $ 8,835     $18,008     $18,023
  Cost of Sales                          11,574      11,605      5,527      5,394      10,921      10,921
                                        ------------------------------    -------------------------------
  Gross Margin                            8,680       7,443      3,633      3,441       7,087       7,102
  Operating Expenses                      6,619       6,455      3,240      3,129       5,934       6,009
                                        ------------------------------    -------------------------------
EBITDA                                    2,061         988        393        312       1,153       1,093
  less: Deprec. & Amort.                    189         232        114        137         220         220
                                        ------------------------------    -------------------------------
EBIT                                      1,872         756        279        175         933         873
  Income Taxes                              837         442        176         69         369         345
                                        ------------------------------    -------------------------------
After-tax Income before Interest          1,035         314        103        106         564         528
  Add: Deprec. & Amort.                     189         232        114        137         220         220
  Add: (Used) Sourced by Net Wkg Cap.     1,365      (1,505)     1,374       (659)        (27)          1
  Less: Capital Expenditures                262         150         51         99         250         150
                                        ------------------------------    -------------------------------
Free Cash Flows                         $ 2,327    $ (1,109)   $ 1,540    $  (515)    $   507     $   599
                                        ==============================    ===============================


Estimated Range of Enterprise Values

                      Discount                      Terminal EBITDA Multiple
                                 -----------------------------------------------------------
                        Rate       2.00x     2.50x     3.00x     3.25x     3.75x     4.25x
                   -------------------------------------------------------------------------
                         16.0%    $ 1,919   $ 2,310   $ 2,701   $ 2,897   $ 3,288   $ 3,679
                         18.5%    $ 1,817   $ 2,190   $ 2,563   $ 2,749   $ 3,122   $ 3,495
                                                      -----------------
                         21.0%    $ 1,722   $ 2,078   $ 2,433   $ 2,611   $ 2,967   $ 3,323
                         23.5%    $ 1,633   $ 1,972   $ 2,312   $ 2,482   $ 2,822   $ 3,162
                                                      -----------------
                         26.0%    $ 1,549   $ 1,874   $ 2,199   $ 2,361   $ 2,686   $ 3,011
                         28.5%    $ 1,471   $ 1,781   $ 2,092   $ 2,248   $ 2,558   $ 2,869

                                                                -------
                                        Average of Box          $ 2,460
                                                                -------


Estimated Range of Equity Values

                      Discount                      Terminal EBITDA Multiple
                                 -----------------------------------------------------------
                        Rate       2.00x     2.50x     3.00x     3.25x     3.75x     4.25x
                   -------------------------------------------------------------------------
                         16.0%    $ 7,629   $ 8,020   $ 8,411   $ 8,607   $ 8,998   $ 9,389
                         18.5%    $ 7,527   $ 7,900   $ 8,273   $ 8,459   $ 8,832   $ 9,205
                                                      -----------------
                         21.0%    $ 7,432   $ 7,788   $ 8,143   $ 8,321   $ 8,677   $ 9,033
                         23.5%    $ 7,343   $ 7,682   $ 8,022   $ 8,192   $ 8,532   $ 8,872
                                                      -----------------
                         26.0%    $ 7,259   $ 7,584   $ 7,909   $ 8,071   $ 8,396   $ 8,721
                         28.5%    $ 7,181   $ 7,491   $ 7,802   $ 7,958   $ 8,268   $ 8,579

                                                                -------
                                        Average of Box          $ 8,170
                                                                -------

                                       -----------------------------------------
                                                Terminal Value - EBITDA Multiple
                                       -----------------------------------------
Terminal Values

                                              Terminal EBITDA Multiple
                           ----------------------------------------------------------
                             2.00x    2.50x     3.00x     3.25x     3.75x     4.25x
                           ----------------------------------------------------------
EBITDA Terminal Value      $ 2,185   $ 2,731   $ 3,278   $ 3,551   $ 4,097   $ 4,643
                           ==========================================================

Discounted Terminal Values as Percentage of Enterprise Values

                      Discount                      Terminal EBITDA Multiple
                                 ---------------------------------------------------------
                        Rate       2.00x     2.50x     3.00x    3.25x    3.75x     4.25x
                   -----------------------------------------------------------------------
                         16.0%    113.9%     84.7%     86.9%    87.8%    89.2%     90.4%
                         18.5%     82.1%     85.1%     87.3%    88.2%    89.6%     90.7%
                                                      ---------------
                         21.0%     82.6%     85.6%     87.7%    88.6%    89.9%     91.0%
                         23.5%     83.2%     86.1%     88.2%    89.0%    90.3%     91.3%
                                                      ---------------
                         26.0%     83.9%     86.7%     88.6%    89.4%    90.7%     91.7%
                         28.5%     84.5%     87.2%     89.1%    89.9%    91.1%     92.1%

                                                               ------
                                        Average of Box          88.4%
                                                               ------


Estimated Range of Equity Values per Share

                      Discount                      Terminal EBITDA Multiple
                                 ---------------------------------------------------------
                        Rate       2.00x     2.50x    3.00x     3.25x     3.75x     4.25x
                   -----------------------------------------------------------------------
                         16.0%    $ 1.31    $ 1.37   $ 1.44    $ 1.47    $ 1.54    $ 1.61
                         18.5%    $ 1.29    $ 1.35   $ 1.42    $ 1.45    $ 1.51    $ 1.58
                                                     ----------------
                         21.0%    $ 1.27    $ 1.33   $ 1.39    $ 1.42    $ 1.49    $ 1.55
                         23.5%    $ 1.26    $ 1.31   $ 1.37    $ 1.40    $ 1.46    $ 1.52
                                                     ----------------
                         26.0%    $ 1.24    $ 1.30   $ 1.35    $ 1.38    $ 1.44    $ 1.49
                         28.5%    $ 1.23    $ 1.28   $ 1.34    $ 1.36    $ 1.42    $ 1.47

                                                               ------
                                        Average of Box         $ 1.40
                                                               ------

________________________________________________________________________________
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 1 (No Growth)

($ in thousands)

Free Cash Flows

                                                       Actual                          Projected
                                          --------------------------------   -------------------------------
                                                 FY ended          6 Mths     6 Mths           FY ended
                                              February 28/29     Mar - Aug   Sep - Feb      February 28/29
                                          --------------------                          --------------------
                                             2000        2001       2001       2002        2003        2004
                                          ------------------------------------------------------------------
Revenue                                    $ 20,254   $ 19,048    $ 9,160     $ 8,835   $ 18,008    $ 18,023
   Cost of Sales                             11,574     11,605      5,527       5,394     10,921      10,921
                                           ------------------------------     ------------------------------
   Gross Margin                               8,680      7,443      3,633       3,441      7,087       7,102
   Operating Expenses                         6,619      6,455      3,240       3,129      5,934       6,009
                                           ------------------------------     ------------------------------
EBITDA                                        2,061        988        393         312      1,153       1,093
   less: Deprec. & Amort.                       189        232        114         137        220         220
                                           ------------------------------     ------------------------------
EBIT                                          1,872        756        279         175        933         873
   Income Taxes                                 837        442        176          69        369         345
                                           ------------------------------     ------------------------------
After-tax Income before Interest              1,035        314        103         106        564         528
   Add: Deprec. & Amort.                        189        232        114         137        220         220
   Add: (Used) Sourced by Net Wkg Cap.        1,365     (1,505)     1,374        (659)       (27)          1
   Less: Capital Expenditures                   262        150         51          99        250         150
                                           ------------------------------     ------------------------------
Free Cash Flows                            $  2,327   $ (1,109)   $ 1,540     $  (515)  $    507    $    599
                                           ==============================     ==============================


Estimated Range of Enterprise Values

                      Discount                  Terminal Perpetual Growth Rates
                                 ------------------------------------------------------------
                        Rate        4.00%     4.25%     4.50%     4.75%      5.00%     5.25%
                   --------------------------------------------------------------------------
                         16.0%    $ 7,135    $ 7,296   $ 7,463   $ 7,639    $ 7,822   $ 8,014
                         18.5%    $ 5,674    $ 5,781   $ 5,892   $ 6,007    $ 6,126   $ 6,249
                                                       -----------------
                         21.0%    $ 4,651    $ 4,727   $ 4,805   $ 4,885    $ 4,968   $ 5,053
                         23.5%    $ 3,898    $ 3,954   $ 4,011   $ 4,070    $ 4,130   $ 4,192
                                                       -----------------
                         26.0%    $ 3,321    $ 3,363   $ 3,407   $ 3,452    $ 3,498   $ 3,545
                         28.5%    $ 2,866    $ 2,899   $ 2,934   $ 2,969    $ 3,004   $ 3,041

                                                                 -------
                                      Average of Box             $ 4,443
                                                                 -------


Estimated Range of Equity Values

                      Discount                  Terminal Perpetual Growth Rates
                                 ----------------------------------------------------------------
                        Rate        4.00%      4.25%      4.50%      4.75%      5.00%     5.25%
                   ------------------------------------------------------------------------------
                         16.0%    $ 12,845   $ 13,006   $ 13,173   $ 13,349   $ 13,532   $ 13,724
                         18.5%    $ 11,384   $ 11,491   $ 11,602   $ 11,717   $ 11,836   $ 11,959
                                                        -------------------
                         21.0%    $ 10,361   $ 10,437   $ 10,515   $ 10,595   $ 10,678   $ 10,763
                         23.5%    $  9,608   $  9,664   $  9,721   $  9,780   $  9,840   $  9,902
                                                        -------------------
                         26.0%    $  9,031   $  9,073   $  9,117   $  9,162   $  9,208   $  9,255
                         28.5%    $  8,576   $  8,609   $  8,644   $  8,679   $  8,714   $  8,751

                                                                   --------
                                      Average of Box               $ 10,153
                                                                   --------


                                            ------------------------------------
                                               Terminal Value - Perpetual Growth
                                            ------------------------------------

Terminal Values

                                              Terminal Perpetual Growth Rates
                                -----------------------------------------------------------

                                -----------------------------------------------------------
                                 4.00%      4.25%      4.50%     4.75%     5.00%     5.25%
                                -----------------------------------------------------------
EBITDA                          $ 1,136   $  1,139   $  1,142   $ 1,144   $ 1,147   $ 1,150
  less: Deprec. & Amort.              -          -          -         -         -         -
                                -----------------------------------------------------------
EBIT                              1,136      1,139      1,142     1,144     1,147     1,150
  Income Taxes                        -          -          -         -         -         -
                                -----------------------------------------------------------
After-tax Income before Int.      1,136      1,139      1,142     1,144     1,147     1,150
  Add: Deprec. & Amort.               -          -          -         -         -         -
  Add: (Used) from by Net WC          -          -          -         -         -         -
  Less: Capital Expenditures          -          -          -         -         -         -
                                -----------------------------------------------------------
  Free Cash Flows               $ 1,136   $  1,139   $  1,142   $ 1,144   $ 1,147   $ 1,150
                                ===========================================================

                     Disc Rate                 Perpetual Growth Terminal Values
                   ------------------------------------------------------------------------------
                         16.0%     $ 9,469    $ 9,694   $ 9,928    $ 10,173   $ 10,429   $ 10,697
                         18.5%     $ 7,836    $ 7,993   $ 8,155    $  8,323   $  8,498   $  8,679
                         21.0%     $ 6,684    $ 6,800   $ 6,920    $  7,043   $  7,170   $  7,301
                         23.5%     $ 5,827    $ 5,917   $ 6,009    $  6,104   $  6,201   $  6,301
                         26.0%     $ 5,165    $ 5,237   $ 5,310    $  5,386   $  5,463   $  5,542
                         28.5%     $ 4,638    $ 4,697   $ 4,757    $  4,819   $  4,882   $  4,946

Discounted Terminal Values as Percentage of Enterprise Values

                      Discount                  Terminal Perpetual Growth Rates
                                 ---------------------------------------------------------
                        Rate        4.00%    4.25%     4.50%     4.75%    5.00%     5.25%
                   -----------------------------------------------------------------------
                         16.0%      95.0%    95.1%     95.3%     95.4%    95.5%     95.6%
                         18.5%      94.3%    94.4%     94.5%     94.6%    94.7%     94.8%
                                                      ----------------
                         21.0%      93.6%    93.7%     93.8%     93.9%    94.0%     94.1%
                         23.5%      93.0%    93.1%     93.2%     93.3%    93.4%     93.5%
                                                      ----------------
                         26.0%      92.5%    92.6%     92.7%     92.8%    92.9%     92.9%
                         28.5%      92.1%    92.1%     92.2%     92.3%    92.4%     92.5%

                                                                ------
                                      Average of Box             93.5%
                                                                ------

Estimated Range of Equity Values per Share

                      Discount                 Terminal Perpetual Growth Rates
                                 ------------------------------------------------------
                        Rate        4.00%    4.25%    4.50%    4.75%    5.00%   5.25%
                   --------------------------------------------------------------------
                         16.0%     $ 2.20   $ 2.23   $ 2.25   $ 2.28   $ 2.32   $ 2.35
                         18.5%     $ 1.95   $ 1.97   $ 1.99   $ 2.01   $ 2.03   $ 2.05
                                                     ---------------
                         21.0%     $ 1.77   $ 1.79   $ 1.80   $ 1.81   $ 1.83   $ 1.84
                         23.5%     $ 1.64   $ 1.65   $ 1.66   $ 1.67   $ 1.68   $ 1.69
                                                     ---------------
                         26.0%     $ 1.55   $ 1.55   $ 1.56   $ 1.57   $ 1.58   $ 1.58
                         28.5%     $ 1.47   $ 1.47   $ 1.48   $ 1.49   $ 1.49   $ 1.50

                                                              ------
                                      Average of Box          $ 1.74
                                                              ------

________________________________________________________________________________
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

 Long Term and Equity Assumptions - Revised Case 1 (No Growth)
($ in thousands)

                                               Actual                              Projected
                                  -------------------------------   ----------------------------------------
                                        FY ended          6 Mths      6 Mths       FY ended
                                    February 28/29      Mar - Aug   Sep - Feb    February 28/29     Terminal
                                  ------------------                            ------------------
                                    2000      2001        2001         2002       2003       2004    Period
                                  -------------------------------   ----------------------------------------
Existing Fixed Assets
   Gross Assets                   $  1,633  $  1,707    $   1,759   $   1,759   $  1,759  $  1,759
     Less Acc Deprec                 1,104     1,234        1,335       1,439      1,563     1,657
                                  -------------------------------   ------------------------------
   Net Book Value                 $    529  $    473    $     424   $     320   $    196  $    102
                                  ===============================   ==============================
   Deprec Expense                 $    163  $    206    $     101   $     104   $    124  $     94  $      -
                                  ===============================   ========================================

New Fixed Assets

   Capex                                                            $      99   $    250  $    150  $      -
                                                                    ========================================
   Total Capex

                          Years
   Deprec Expense         5                                         $      20   $     70  $    100  $      -
                                                                    ========================================

   Net Book Value
     Mach & Equip                                                   $      99   $    349  $    499
   Gross Assets                                                     $      99   $    349  $    499
     Less Acc Deprec                                                       20         90       190
                                                                    ------------------------------
   Net Book Value                                                   $      79   $    259  $    309
                                                                    ==============================

Total Assets
   Gross Assets                   $  1,633  $  1,707    $   1,759   $   1,858   $  2,108  $  2,258
     Less Acc Deprec                 1,104     1,234        1,335       1,459      1,653     1,847
                                  -------------------------------   ------------------------------
   Net Book Value                 $    529  $    473    $     424   $     399   $    455  $    411
                                  ===============================   ==============================
   Deprec Expense                 $    163  $    206    $     101   $     124   $    194  $    194  $      -
                                  ===============================   ========================================

Intangibles
   Gross Intangible               $    474  $    474    $     474   $     474   $    474  $    474
     Less Acc Amort                    216       242          255         268        294       320
                                  -------------------------------   -------------------------------
   Net Book Value                 $    258  $    232    $     219   $     206   $    180  $    154
   Amort Expense                  $     26  $     26    $      13   $      13   $     26  $     26  $      -
                                  ===============================   ========================================
Deprec & Amort Expense            $    189  $    232    $     114   $     137   $    220  $    220  $      -
                                  ===============================   ========================================
                                                      Actual

                                                      as of
                                                     8/31/01
                                                    ---------
Equity Value Assumptions
   Debt & Other Obligations
     Interest Bearing Debt                          $     322
     Contingent Liabilities                               550
     Other                                                  -
                                                    ---------
                                                          872
                                                    ---------

   Less Cash
     Cash on Hand                                       3,170
     Assumed cash from exercise of options                 16
     Assumed value of notes                             3,396
                                                    ---------
                                                        6,582
                                                    ---------
   Net Debt                                         $  (5,710)
                                                    =========


   Common Stock Equivalents (in thousands)
     Common Stock Outstanding                           5,828
     Stock issued re Other                                  -
                                                    ---------
                                                        5,828
                                                    ---------

                                   Exercise $
     Options in the money: Plan 1   $   1.09               15
                           Plan 2   $      -                -
                                                    ---------
                                                           15
                                                    ---------
   Total Common Stock Equivalents                       5,843
                                                    =========

Sources of information: Company Financials, Projections and Management.

 Operating and Working Capital Assumptions - Revised Case 1 (No Growth)

($ in thousands)

                                                          Actual                        Projected
                                              --------------------------  --------------------------------------
                                                  FY ended      6 Mths      6 Mths       FY ended
                                              February 28/29  Mar - Aug   Sep - Feb   February 28/29    Terminal
                                              --------------                          ----------------
                                               2000    2001      2001        2002      2003    2004      Period
                                              ------------------------------------------------------------------
Growth Statistics and Assumptions
   Revenue                                       na    -6.0%       na       -53.6%    103.8%     0.1%
   Cost of Sales                                 na     0.3%       na       -53.5%    102.5%     0.0%
   Operating Expenses                            na    -2.5%       na       -51.5%     89.7%     1.3%
   EBITDA                                        na   -52.1%       na       -68.4%    269.5%    -5.2%
   EBIT                                          na   -59.6%       na       -76.9%    433.1%    -6.5%
   After-tax Income before Interest              na   -69.7%       na       -66.3%    433.1%    -6.5%


Profitability
   Gross Margin                                42.9%   39.1%     39.7%       38.9%     39.4%    39.4%
   EBITDA                                      10.2%    5.2%      4.3%        3.5%      6.4%     6.1%
   EBIT                                         9.2%    4.0%      3.0%        2.0%      5.2%     4.8%
   After-tax Income before Interest             5.1%    1.6%      1.1%        1.2%      3.1%     2.9%


Income Tax Expense and Assumptions
   Statutory Tax Rate                                                        39.5%     39.5%    39.5%
   Effective Tax Rate                          44.7%   58.5%     63.1%       39.5%     39.5%    39.5%     0.0%

   Current Period Tax                         $ 837   $ 442    $  176     $    69     $ 369    $ 345
   NOL Usage                                      -       -                     -         -        -
                                              ------------------------    --------------------------
     Income Tax Expense                       $ 837   $ 442    $  176     $    69     $ 369    $ 345
                                              ========================    ==========================

   Ending NOL Balance                                          $    -     $     -     $   -    $   -
                                                               ======     ==========================


                                                          Actual                           Projected
                                           -------------------------------------------------------------------------
                                                 FY ended        6 Mths     6 Mths          FY ended
                                             February 28/29    Mar - Aug  Sep - Feb      February 28/29    Terminal
                                           -----------------                            ----------------
                                              2000      2001      2001       2002       2003        2004    Period
                                           -------------------------------------------------------------------------
Non-Cash Working Capital Assumptions
   Accounts Receivable (AR)
     AR Days Outstanding                        59        68         na        60          60          60
     % of Sales                               16.3%     18.7%        na      16.4%       16.4%       16.4%

   Inventory
     Days Inventory Outstanding                 74        74         na        74          74          74
     % Cost of Sales                          20.4%     20.3%        na      20.3%       20.3%       20.3%

   Prepayments
     % of Direct and Op Costs                  2.2%      0.7%        na       0.7%        0.7%        0.7%

   Accounts Payable (AP)
     AP Days Outstanding                        22        12         na        12          12          12
     % of Direct and Op Costs                  6.1%      3.3%        na       3.3%        3.3%        3.3%

   Accrued Expenses & Other
     % of Direct and Op Costs                  8.6%      3.2%        na       3.2%        3.2%        3.2%

Changes in Non-Cash Net Working Capital
   Accounts Receivables                    $ 3,293   $ 3,568    $ 2,043   $ 2,958     $ 2,960     $ 2,963
   Inventory                                 2,359     2,352      2,375     2,214       2,214       2,214
   Prepayments                                 408       134        111       121         118         119
   Accounts Payables                         1,111       597        286       568         554         557
   Accrued Expenses & Other                  1,567       570        730       553         539         542
                                           ----------------------------------------------------------------
     Non-Cash Net WC                       $ 3,382   $ 4,887    $ 3,513   $ 4,172     $ 4,199     $ 4,198
                                           ================================================================
     % of EBITDA                             164.1%    494.6%     893.9%   1337.2%      364.2%      384.2%
                                           ================================================================

     Cash Flow (Used) Sourced by
     Non-Cash Net Wrkg Capi                $ 1,365  $ (1,505)   $ 1,374   $  (659)    $   (27)    $     1     $   -
                                           ========================================================================






________________________________________________________________________________
Sources of information: Company Financials, Projections and Management.

Detailed Profit and Loss - Revised Case 2 (2% Growth)

($ in thousands)

                                                           Actual                             Projected
                                              -----------------------------     -----------------------------------------
                                                   FY ended        6 Mths        6 Mths               FY ended
                                                February 28/29    Mar - Aug     Sep - Feb           February 28/29
                                              ------------------                           ------------------------------
                                                2000      2001      2001          2002       2002       2003      2004
                                              ------------------  --------      ---------  ------------------------------
Revenues
   Royalty Income                             $ 5,394   $ 5,267    $2,614        $2,543    $ 5,157    $ 5,260    $ 5,365
   Pelican Paper Sales                         13,881    13,424     6,385         6,144     12,529     12,780     13,035
   Franchise Sales                                 27        46        22            18         40         41         42
   AMOS & Orderprinting.com & O                   952       311       139           130        269        282        297
                                              ---------------------------        ------    -----------------------------
   Total                                      $20,254   $19,048    $9,160        $8,835    $17,995    $18,363    $18,739

Cost of Goods Sold

   Cost of Sales Paper                         11,574    11,605     5,527         5,394     10,921     11,139     11,362
                                              ---------------------------        ------    -----------------------------

Gross Margin                                  $ 8,680   $ 7,443    $3,633        $3,441    $ 7,074    $ 7,224    $ 7,376

Less Operating Expenses
   Salaries and Employee Benefits                         2,787     1,660         1,367      3,027      2,740      2,822
   General and Administrative Expenses                      574       235           335        570        599        616
   IT Programming Costs                                     669       258           199        457        550        550
   Occupancy Costs                                          204        93            89        182        187        193
   Travel and Entertainment                                 375       177           193        370        389        396
   Professional Fees                                        236       251           328        579        200        206
   Bad Debt Expense                                       1,452       450           450        900        900        900
   Management Incentive                                     125       100           100        200        250        250
   Net Loss Company Plants                                   31        16            68         84        120         75
                                              ---------------------------        ------    -----------------------------
   Total                                        6,619     6,453     3,240         3,129      6,369      5,934      6,009

EBITDA                                        $ 2,061   $   990    $  393        $  312    $   705    $ 1,289    $ 1,367


                                              Actual                          Projected
                                         -----------------    -------------------------------------------
                                             FY ended           6 Mths               FY ended
                                          February 28/29      Sep - Feb            February 28/29
                                         -----------------                 ------------------------------
                                          2000       2001        2002        2002        2003       2004
                                         -----------------    ----------   ------------------------------
Growth Assumptions
Royalty Income                                       -2.4%       -2.7%       -2.1%       2.0%       2.0%
Pelican Paper Sales                                  -3.3%       -3.8%       -6.7%       2.0%       2.0%
Franchise Sales                                      70.4%      -18.2%      -13.0%       2.0%       2.0%
AMOS & Orderprinting.com & Other                    -67.3%       -6.5%      -13.5%       5.0%       5.0%
                                         -----------------    --------     ------------------------------
Total                                                -6.0%      -53.6%       -5.5%       2.0%       2.0%

Cost of Paper Sales Margin                16.6%      13.6%       12.2%       12.8%      12.8%      12.8%

Gross Margin                              42.9%      39.1%       38.9%       39.3%      39.3%      39.4%


Salaries and Employee                                           -17.7%        8.6%      -9.5%       3.0%
Benefits
General and Administrative                                       42.6%       -0.7%       5.0%       3.0%
Expenses
IT Programming Costs                                            -22.9%      -31.7%      20.4%       0.0%
Occupancy Costs                                                  -4.3%      -10.8%       3.0%       3.0%
Travel and Entertainment                                          9.0%       -1.3%       5.0%       2.0%
Professional Fees                                                30.7%      145.3%     -65.5%       3.0%
Bad Debt Expense                                                  0.0%      -38.0%       0.0%       0.0%
Management Incentive                                              0.0%       60.0%      25.0%       0.0%
Net Loss Company Plants                                         325.0%      171.0%      42.9%     -37.5%
                                         -----------------    --------     ------------------------------
                                                     -2.5%       -3.4%       -1.3%      89.7%       1.3%

EBITDA %                                  10.2%       5.2%        3.5%        3.9%       7.0%       7.3%


--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 2 (2% Growth)

($ in thousands)

Free Cash Flows

                                                  Actual                       Projected
                                      ----------------------------  ----------------------------
                                           FY ended        6 Mths     6 Mths        FY ended
                                         February 28/29  Mar - Aug   Sep - Feb   February 28/29
                                      -----------------                        -----------------
                                         2000     2001      2001        2002      2003     2004
                                      ----------------------------  ----------------------------
Revenue                               $ 20,254 $ 19,048   $ 9,160   $  8,835   $ 18,363 $ 18,739
  Cost of Sales                         11,574   11,605     5,527      5,394     11,139   11,362
                                      ----------------------------  ----------------------------
  Gross Margin                           8,680    7,443     3,633      3,441      7,224    7,376
  Operating Expenses                     6,619    6,455     3,240      3,129      5,934    6,009
                                      ----------------------------  ----------------------------
EBITDA                                   2,061      988       393        312      1,289    1,367
  less: Deprec. & Amort.                   189      232       114        137        220      220
                                      ----------------------------  ----------------------------
EBIT                                     1,872      756       279        175      1,069    1,147
  Income Taxes                             837      442       176         69        422      453
                                      ----------------------------  ----------------------------
After-tax Income before Interest         1,035      314       103        106        647      694
  Add: Deprec. & Amort.                    189      232       114        137        220      220
  Add: (Used) Sourced by Net             1,365   (1,505)    1,374       (659)      (118)     (88)
  Wkg Cap.
  Less: Capital Expenditures               262      150        51         99        250      150
                                      ----------------------------  ----------------------------
Free Cash Flows                       $  2,327 $ (1,109)  $ 1,540   $   (515)   $   499 $    676
                                      ============================  ============================

Estimated Range of Enterprise Values

                       Discount                   Terminal Revenue Multiple
                                     --------------------------------------------------------
                         Rate          0.10x     0.20x     0.30x    0.40x    0.50x     0.60x
                         --------------------------------------------------------------------
                            16.0%    $  1,744 $  3,086 $   4,428 $  5,770 $  7,112  $   8,453
                            18.5%    $  1,650 $  2,929 $   4,208 $  5,487 $  6,766  $   8,045
                                                       ------------------
                            21.0%    $  1,563 $  2,783 $   4,003 $  5,224 $  6,444  $   7,664
                            23.5%    $  1,480 $  2,646 $   3,811 $  4,977 $  6,142  $   7,308
                                                       ------------------
                            26.0%    $  1,404 $  2,518 $   3,632 $  4,746 $  5,860  $   6,974
                            28.5%    $  1,331 $  2,397 $   3,463 $  4,529 $  5,595  $   6,661

                                                                 --------
                                           Average of Box        $  4,504
                                                                 --------

Estimated Range of Equity Values

                       Discount                       Terminal Revenue Multiple
                                    ------------------------------------------------------
                        Rate           0.10x    0.20x    0.30x    0.40x    0.50x     0.60x
                        -------------------------------------------------------------------
                           16.0%    $  7,454 $  8,796  $ 10,138 $ 11,480 $ 12,822  $ 14,163
                           18.5%    $  7,360 $  8,639  $  9,918 $ 11,197 $ 12,476  $ 13,755
                                                       -----------------
                           21.0%    $  7,273 $  8,493  $  9,713 $ 10,934 $ 12,154  $ 13,374
                           23.5%    $  7,190 $  8,356  $  9,521 $ 10,687 $ 11,852  $ 13,018
                                                       -----------------
                           26.0%    $  7,114 $  8,228  $  9,342 $ 10,456 $ 11,570  $ 12,684
                           28.5%    $  7,041 $  8,107  $  9,173 $ 10,239 $ 11,305  $ 12,371

                                                                --------
                                          Average of Box        $ 10,214
                                                                --------

                                               ---------------------------------
                                               Terminal Value - Revenue Multiple
                                               ---------------------------------
Terminal Values

                                      Terminal Revenue Multiple
                        --------------------------------------------------------
                           0.10x     0.20x     0.30x     0.40x    0.50x   0.60x
                        --------------------------------------------------------
Revenue Terminal Value  $  1,874   $  3,748   $ 5,622  $ 7,495  $ 9,369 $ 11,243
                        ========================================================

Discounted Terminal Values as Percentage of Enterprise Values

                       Discount                       Terminal Revenue Multiple
                                      ------------------------------------------------------
                        Rate          0.10x     0.20x     0.30x    0.40x     0.50x     0.60x
                        --------------------------------------------------------------------
                            16.0%     76.9%     87.0%     90.9%    93.0%     94.3%     95.2%
                            18.5%     77.5%     87.3%     91.2%    93.2%     94.5%     95.4%
                                                          --------------
                            21.0%     78.1%     87.7%     91.5%    93.4%     94.7%     95.5%
                            23.5%     78.7%     88.1%     91.7%    93.7%     94.9%     95.7%
                                                          --------------
                            26.0%     79.4%     88.5%     92.0%    93.9%     95.1%     95.8%
                            28.5%     80.1%     88.9%     92.3%    94.1%     95.3%     96.0%

                                                                 -------
                                             Average of Box        92.6%
                                                                 -------

Estimated Range of Equity Values per Share

                       Discount                      Terminal Revenue Multiple
                                    -----------------------------------------------------------
                        Rate            0.10x     0.20x     0.30x     0.40x    0.50x    0.60x
                        -----------------------------------------------------------------------
                           16.0%    $    1.28 $    1.51  $  1.74 $    1.96  $  2.19  $   2.42
                           18.5%    $    1.26 $    1.48  $  1.70 $    1.92  $  2.14  $   2.35
                                                         -----------------
                           21.0%    $    1.24 $    1.45  $  1.66 $    1.87  $  2.08  $   2.29
                           23.5%    $    1.23 $    1.43  $  1.63 $    1.83  $  2.03  $   2.23
                                                         -----------------
                           26.0%    $    1.22 $    1.41  $  1.60 $    1.79  $  1.98  $   2.17
                           28.5%    $    1.21 $    1.39  $  1.57 $    1.75  $  1.93  $   2.12

                                                                 ---------
                                                 Average of Box  $    1.75
                                                                 ---------

________________________________________________________________________________
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 2 (2% Growth)
($ in thousands)

Free Cash Flows

                                                Actual                         Projected
                                    -------------------------------- --------------------------------
                                          FY ended         6 Mths      6 Mths          FY ended
                                       February 28/29     Mar - Aug   Sep - Feb      February 28/29
                                    -------------------                           -------------------
                                         2000    2001       2001         2002         2003     2004
                                    --------------------------------- -------------------------------

Revenue                               $20,254 $ 19,048  $ 9,160       $ 8,835      $ 18,363  $ 18,739
   Cost of Sales                       11,574   11,605    5,527         5,394        11,139    11,362
                                    --------------------------------- -------------------------------
   Gross Margin                         8,680    7,443    3,633         3,441         7,224     7,376
   Operating Expenses                   6,619    6,455    3,240         3,129         5,934     6,009
                                    --------------------------------- -------------------------------
EBITDA                                  2,061      988      393           312         1,289     1,367
   less: Deprec. & Amort.                 189      232      114           137           220       220
                                    --------------------------------- -------------------------------
EBIT                                    1,872      756      279           175         1,069     1,147
   Income Taxes                           837      442      176            69           422       453
                                    --------------------------------- -------------------------------
After-tax Income before Interest        1,035      314      103           106           647       694
   Add: Deprec. & Amort.                  189      232      114           137           220       220
   Add: (Used) Sourced by Net
   Wkg Cap.                             1,365   (1,505)   1,374          (659)         (118)      (88)
   Less: Capital Expenditures             262      150       51            99           250       150
                                    --------------------------------- -------------------------------
Free Cash Flows                       $ 2,327 $ (1,109) $ 1,540       $  (515)     $    499  $    676
                                    ================================= ===============================


Estimated Range of Enterprise Values

                         Discount                      Terminal EBITDA Multiple
                                     ----------------------------------------------------------------
                           Rate        2.00x    2.50x    3.00x         3.25x        3.75x     4.25x
                        -----------------------------------------------------------------------------
                           16.0%      $ 2,361 $  2,850  $ 3,340       $ 3,585      $  4,074  $  4,564
                           18.5%      $ 2,238 $  2,705  $ 3,171       $ 3,405      $  3,871  $  4,338
                                                       ----------------------
                           21.0%      $ 2,123 $  2,569  $ 3,014       $ 3,237      $  3,682  $  4,127
                           23.5%      $ 2,016 $  2,441  $ 2,867       $ 3,079      $  3,504  $  3,930
                                                       ----------------------
                           26.0%      $ 1,915 $  2,322  $ 2,728       $ 2,932      $  3,338  $  3,745
                           28.5%      $ 1,821 $  2,210  $ 2,599       $ 2,793      $  3,182  $  3,571

                                                                     --------
                                          Average of Box              $ 3,049
                                                                     --------

Estimated Range of Equity Values

                         Discount                      Terminal EBITDA Multiple
                                     ----------------------------------------------------------------
                           Rate        2.00x    2.50x    3.00x         3.25x        3.75x     4.25x
                        -----------------------------------------------------------------------------
                           16.0%      $ 8,071 $  8,560  $ 9,050       $ 9,295      $  9,784  $ 10,274
                           18.5%      $ 7,948 $  8,415  $ 8,881       $ 9,115      $  9,581  $ 10,048
                                                       ----------------------
                           21.0%      $ 7,833 $  8,279  $ 8,724       $ 8,947      $  9,392  $  9,837
                           23.5%      $ 7,726 $  8,151  $ 8,577       $ 8,789      $  9,214  $  9,640
                                                       ----------------------
                           26.0%      $ 7,625 $  8,032  $ 8,438       $ 8,642      $  9,048  $  9,455
                           28.5%      $ 7,531 $  7,920  $ 8,309       $ 8,503      $  8,892  $  9,281

                                                                     --------
                                          Average of Box              $ 8,759
                                                                     --------

                                                Terminal Value - EBITDA Multiple

Terminal Values


                                                       Terminal EBITDA Multiple
                                     ----------------------------------------------------------------
                                       2.00x    2.50x    3.00x         3.25x        3.75x     4.25x
                                     ----------------------------------------------------------------
EBITDA Terminal Value                 $ 2,735 $  3,419  $ 4,102       $ 4,444      $  5,128  $  5,812
                                     ================================================================

Discounted Terminal Values as Percentage of Enterprise Values

                         Discount                      Terminal EBITDA Multiple
                                     ----------------------------------------------------------------
                           Rate        2.00x    2.50x    3.00x         3.25x        3.75x     4.25x
                        -----------------------------------------------------------------------------
                           16.0%        115.9%    85.9%    88.0%         88.8%         90.1%     91.2%
                           18.5%         83.4%    86.3%    88.3%         89.1%         90.4%     91.4%
                                                       ----------------------
                           21.0%         83.9%    86.7%    88.6%         89.4%         90.7%     91.7%
                           23.5%         84.4%    87.1%    89.0%         89.8%         91.0%     92.0%
                                                       ----------------------
                           26.0%         84.9%    87.5%    89.4%         90.1%         91.3%     92.3%
                           28.5%         85.4%    88.0%    89.8%         90.5%         91.7%     92.6%

                                                                     --------
                                          Average of Box                 89.2%
                                                                     --------

Estimated Range of Equity Values per Share

                         Discount                      Terminal EBITDA Multiple
                                     ----------------------------------------------------------------
                           Rate        2.00x    2.50x    3.00x         3.25x        3.75x     4.25x
                        -----------------------------------------------------------------------------
                           16.0%      $  1.38 $   1.47  $  1.55       $  1.59      $   1.67  $   1.76
                           18.5%      $  1.36 $   1.44  $  1.52       $  1.56      $   1.64  $   1.72
                                                       ----------------------
                           21.0%      $  1.34 $   1.42  $  1.49       $  1.53      $   1.61  $   1.68
                           23.5%      $  1.32 $   1.40  $  1.47       $  1.50      $   1.58  $   1.65
                                                       ----------------------
                           26.0%      $  1.31 $   1.37  $  1.44       $  1.48      $   1.55  $   1.62
                           28.5%      $  1.29 $   1.36  $  1.42       $  1.46      $   1.52  $   1.59

                                                                     --------
                                          Average of Box              $  1.50
                                                                     --------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 2 (2% Growth)

($ in thousands)

Free Cash Flows

                                                Actual                      Projected
                                     ----------------------------  ----------------------------
                                          FY ended        6 Mths    6 Mths       FY ended
                                       February 28/29   Mar - Aug  Sep - Feb  February 28/29
                                     ------------------                      ------------------
                                       2000      2001      2001      2002      2003      2004
                                     ----------------------------  ----------------------------
Revenue                              $ 20,254  $ 19,048  $  9,160  $  8,835  $ 18,363  $ 18,739
  Cost of Sales                        11,574    11,605     5,527     5,394    11,139    11,362
                                     ----------------------------  ----------------------------
  Gross Margin                          8,680     7,443     3,633     3,441     7,224     7,376
  Operating Expenses                    6,619     6,455     3,240     3,129     5,934     6,009
                                     ----------------------------  ----------------------------
EBITDA                                  2,061       988       393       312     1,289     1,367
  less: Deprec. & Amort.                  189       232       114       137       220       220
                                     ----------------------------  ----------------------------
EBIT                                    1,872       756       279       175     1,069     1,147
  Income Taxes                            837       442       176        69       422       453
                                     ----------------------------  ----------------------------
After-tax Income before Interest        1,035       314       103       106       647       694
  Add: Deprec. & Amort.                   189       232       114       137       220       220
  Add: (Used) Sourced by Net Wkg Cap.   1,365    (1,505)    1,374      (659)     (118)      (88)
  Less: Capital Expenditures              262       150        51        99       250       150
                                     ----------------------------  ----------------------------
Free Cash Flows                      $  2,327  $ (1,109) $  1,540  $   (515) $    499  $    676
                                     ============================  ============================

Estimated Range of Enterprise Values

                            Discount              Terminal Perpetual Growth Rates
                                     ----------------------------------------------------------
                              Rate     4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
                           --------------------------------------------------------------------
                              16.0%  $  8,889  $  9,090  $  9,301  $  9,520  $  9,750  $  9,990
                              18.5%  $  7,066  $  7,200  $  7,338  $  7,482  $  7,631  $  7,785
                                                        --------------------
                              21.0%  $  5,790  $  5,885  $  5,982  $  6,083  $  6,186  $  6,293
                              23.5%  $  4,851  $  4,921  $  4,993  $  5,066  $  5,142  $  5,220
                                                        --------------------
                              26.0%  $  4,133  $  4,186  $  4,241  $  4,297  $  4,354  $  4,413
                              28.5%  $  3,567  $  3,609  $  3,652  $  3,696  $  3,741  $  3,787

                                                                  ----------
                                               Average of Box      $  5,531
                                                                  ----------

Estimated Range of Equity Values

                            Discount              Terminal Perpetual Growth Rates
                                     ----------------------------------------------------------
                              Rate     4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
                           --------------------------------------------------------------------
                              16.0%  $ 14,599  $ 14,800  $ 15,011  $ 15,230  $ 15,460  $ 15,700
                              18.5%  $ 12,776  $ 12,910  $ 13,048  $ 13,192  $ 13,341  $ 13,495
                                                        --------------------
                              21.0%  $ 11,500  $ 11,595  $ 11,692  $ 11,793  $ 11,896  $ 12,003
                              23.5%  $ 10,561  $ 10,631  $ 10,703  $ 10,776  $ 10,852  $ 10,930
                                                        --------------------
                              26.0%  $  9,843  $  9,896  $  9,951  $ 10,007  $ 10,064  $ 10,123
                              28.5%  $  9,277  $  9,319  $  9,362  $  9,406  $  9,451  $  9,497

                                                                  ----------
                                               Average of Box      $ 11,241
                                                                  ----------

                                              ----------------------------------
                                               Terminal Value - Perpetual Growth
                                              ----------------------------------

Terminal Values

                                                  Terminal Perpetual Growth Rates
                                     ----------------------------------------------------------

                                     ----------------------------------------------------------
                                         4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
                                     ----------------------------------------------------------
EBITDA                               $  1,422  $  1,426  $  1,429  $  1,432  $  1,436  $  1,439
  less: Deprec. & Amort.                    -         -         -         -         -         -
                                     ----------------------------------------------------------
EBIT                                    1,422     1,426     1,429     1,432     1,436     1,439
  Income Taxes                              -         -         -         -         -         -
                                     ----------------------------------------------------------
After-tax Income before Int.            1,422     1,426     1,429     1,432     1,436     1,439
  Add: Deprec. & Amort.                     -         -         -         -         -         -
  Add: (Used) from by Net WC                -         -         -         -         -         -
  Less: Capital Expenditures                -         -         -         -         -         -
                                     ----------------------------------------------------------
Free Cash Flows                      $  1,422 $   1,426 $   1,429  $  1,432  $  1,436  $  1,439
                                     ==========================================================

                        Disc Rate                 Perpetual Growth Terminal Values
                       ------------------------------------------------------------------------
                              16.0%  $ 11,852  $ 12,133  $ 12,426  $ 12,733  $ 13,053  $ 13,389
                              18.5%  $  9,808  $ 10,004  $ 10,207  $ 10,418  $ 10,636  $ 10,862
                              21.0%  $  8,366  $  8,511  $  8,661  $  8,815  $  8,974  $  9,138
                              23.5%  $  7,293  $  7,406  $  7,521  $  7,640  $  7,761  $  7,886
                              26.0%  $  6,464  $  6,555  $  6,647  $  6,741  $  6,837  $  6,936
                              28.5%  $  5,805  $  5,879  $  5,954  $  6,031  $  6,110  $  6,190

Discounted Terminal Values as Percentage of Enterprise Values

                            Discount              Terminal Perpetual Growth Rates
                                     ----------------------------------------------------------
                              Rate     4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
                           --------------------------------------------------------------------
                              16.0%      95.5%     95.6%     95.7%     95.8%     95.9%     96.0%
                              18.5%      94.7%     94.8%     94.9%     95.0%     95.1%     95.2%
                                                        --------------------
                              21.0%      94.1%     94.2%     94.3%     94.4%     94.5%     94.6%
                              23.5%      93.5%     93.6%     93.7%     93.8%     93.9%     94.0%
                                                        --------------------
                              26.0%      93.0%     93.1%     93.2%     93.3%     93.4%     93.4%
                              28.5%      92.6%     92.6%     92.7%     92.8%     92.9%     93.0%

                                                                   ---------
                                        Average of Box                 94.0%
                                                                   ---------

Estimated Range of Equity Values per Share

                            Discount              Terminal Perpetual Growth  Rates
                           --------------------------------------------------------------------
                              Rate     4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
                                     ----------------------------------------------------------
                              16.0%  $   2.50  $   2.53  $   2.57  $   2.61  $   2.65  $   2.69
                              18.5%  $   2.19  $   2.21  $   2.23  $   2.26  $   2.28  $   2.31
                                                        --------------------
                              21.0%  $   1.97  $   1.98  $   2.00  $   2.02  $   2.04  $   2.05
                              23.5%  $   1.81  $   1.82  $   1.83  $   1.84  $   1.86  $   1.87
                                                        --------------------
                              26.0%  $   1.68  $   1.69  $   1.70  $   1.71  $   1.72  $   1.73
                              28.5%  $   1.59  $   1.59  $   1.60  $   1.61  $   1.62  $   1.63

                                                                   ---------
                                        Average of Box             $   1.92
                                                                   ---------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Long Term and Equity Assumptions - Revised Case 2 (2% Growth)

($ in thousands)

                                             Actual                               Projected
                                  -----------------------------   -----------------------------------------
                                       FY ended         6 Mths     6 Mths          FY ended
                                    February 28/29    Mar - Aug   Sep - Feb     February 28/29    Terminal
                                  ------------------                          ------------------
                                    2000      2001       2001        2002       2003      2004     Period
                                  -----------------------------   -----------------------------------------
Existing Fixed Assets
   Gross Assets                   $ 1,633    $ 1,707   $ 1,759     $ 1,759    $ 1,759    $ 1,759
     Less Acc Deprec                1,104      1,234     1,335       1,439      1,563      1,657
                                  ----------------------------     -----------------------------
   Net Book Value                 $   529    $   473   $   424     $   320    $   196    $   102
                                  ============================     =============================
   Deprec Expense                 $   163    $   206   $   101     $   104    $   124    $    94   $     -
                                  ============================     ========================================
New Fixed Assets

   Capex                                                           $    99    $   250    $   150   $     -
                                                                   ========================================
   Total Capex

                          Years
   Deprec Expense           5                                      $    20    $    70    $   100   $     -
                                                                   ========================================

   Net Book Value
     Mach & Equip                                                  $    99    $   349    $   499
   Gross Assets                                                    $    99    $   349    $   499
     Less Acc Deprec                                                    20         90        190
                                                                   -----------------------------
   Net Book Value                                                  $    79    $   259    $   309
                                                                   =============================

Total Assets
   Gross Assets                   $ 1,633    $ 1,707   $ 1,759     $ 1,858    $ 2,108    $ 2,258
     Less Acc Deprec                1,104      1,234     1,335       1,459      1,653      1,847
                                  ----------------------------     -----------------------------
   Net Book Value                 $   529    $   473   $   424     $   399    $   455    $   411
                                  ============================     =============================
   Deprec Expense                 $   163    $   206   $   101     $   124    $   194    $   194   $     -
                                  ============================     ========================================

Intangibles
   Gross Intangible               $   474    $   474   $   474     $   474    $   474    $   474
     Less Acc Amort                   216        242       255         268        294        320
                                  ----------------------------     -----------------------------
   Net Book Value                 $   258    $   232   $   219     $   206    $   180    $   154
                                  ============================     =============================
   Amort Expense                  $    26    $    26   $    13     $    13    $    26    $    26   $     -
                                  ============================     ========================================

Deprec & Amort Expense            $   189    $   232   $   114     $   137    $   220    $   220   $     -
                                  ============================     ========================================


                                                                    Actual

                                                                    as of
                                                                   8/31/01
                                                                  ---------
Equity Value Assumptions
   Debt & Other Obligations
     Interest Bearing Debt                                        $     322
     Contingent Liabilities                                             550
     Other                                                                -
                                                                  ---------
                                                                        872
                                                                  ---------
   Less Cash
     Cash on Hand                                                     3,170
     Assumed cash from exercise of options                               16
     Assumed value of notes                                           3,396
                                                                  ---------
                                                                      6,582
                                                                  ---------
   Net Debt                                                       $  (5,710)
                                                                  =========

   Common Stock Equivalents (in thousands)
     Common Stock Outstanding                                         5,828
     Stock issued re Other                                                -
                                                                  ---------
                                                                      5,828
                                                                  ---------

                                                 Exercise $

     Options in the money: Plan 1                 $   1.09               15
                           Plan 2                 $      -                -
                                                                  ---------
                                                                         15
                                                                  ---------
   Total Common Stock Equivalents                                     5,843
                                                                  =========

Sources of information: Company Financials, Pro jections and Management.

 Operating and Working Capital Assumptions - Revised Case 2 (2% Growth)

($ in thousands)

                                                Actual                               Projected
                                    -----------------------------     -----------------------------------------
                                        FY ended        6 Mths           6 Mths        FY ended
                                     February 28/29    Mar - Aug        Sep - Feb   February 28/29   Terminal
                                   ------------------                             ------------------
                                     2000      2001       2001           2002        2003    2004     Period
                                   ------------------------------     -----------------------------------------

Growth Statistics and Assumptions
   Revenue                              na      -6.0%         na        -53.6%      107.8%       2.0%
   Cost of Sales                        na       0.3%         na        -53.5%      106.5%       2.0%
   Operating Expenses                   na      -2.5%         na        -51.5%       89.7%       1.3%
   EBITDA                               na     -52.1%         na        -68.4%      313.2%       6.1%
   EBIT                                 na     -59.6%         na        -76.9%      510.9%       7.3%
   After-tax Income before              na     -69.7%         na        -66.3%      510.9%       7.3%
   Interest

Profitability
   Gross Margin                       42.9%     39.1%       39.7%        38.9%       39.3%      39.4%
   EBITDA                             10.2%      5.2%        4.3%         3.5%        7.0%       7.3%
   EBIT                                9.2%      4.0%        3.0%         2.0%        5.8%       6.1%
   After-tax Income before Interest    5.1%      1.6%        1.1%         1.2%        3.5%       3.7%

Income Tax Expense and Assumptions
   Statutory Tax Rate                                                    39.5%       39.5%      39.5%
   Effective Tax Rate                 44.7%     58.5%       63.1%        39.5%       39.5%      39.5%      0.0%

   Current Period Tax              $   837   $   442     $   176       $   69     $   422    $   453
   NOL Usage                             -         -                        -           -          -
                                   -----------------------------      ------------------------------
   Income Tax Expense              $   837   $   442     $   176      $    69     $   422    $   453
                                   =============================      ==============================
   Ending NOL Balance                                    $     -      $     -     $     -    $     -
                                                         =======      ==============================

                                                Actual                               Projected
                                    -----------------------------    ----------------------------------------
                                        FY ended        6 Mths           6 Mths        FY ended
                                     February 28/29    Mar - Aug        Sep - Feb   February 28/29   Terminal
                                   ------------------                             ------------------
                                     2000      2001       2001           2002        2003    2004     Period
                                   ------------------------------    ----------------------------------------
Non-Cash Working Capital
 Assumptions
   Accounts Receivable (AR)
     AR Days Outstanding                59        68          na          60           60         60
     % of Sales                       16.3%     18.7%         na        16.4%        16.4%      16.4%

   Inventory
     Days Inventory Outstanding         74        74          na          74           74         74
     % Cost of Sales                  20.4%     20.3%         na        20.3%        20.3%      20.3%

   Prepayments
     % of Direct and Op Costs          2.2%      0.7%         na         0.7%         0.7%       0.7%


   Accounts Payable (AP)
     AP Days Outstanding                22        12          na          12           12         12
     % of Direct and Op Costs          6.1%      3.3%         na         3.3%         3.3%       3.3%

   Accrued Expenses & Other
     % of Direct and Op Costs          8.6%      3.2%         na         3.2%         3.2%       3.2%

Changes in Non-Cash Net Working
 Capital
   Accounts Receivables            $ 3,293   $ 3,568     $ 2,043      $ 2,958     $ 3,019    $ 3,080
   Inventory                         2,359     2,352       2,375        2,214       2,258      2,304
   Prepayments                         408       134         111          121         120        122
   Accounts Payables                 1,111       597         286          568         561        571
   Accrued Expenses & Other          1,567       570         730          553         546        556
                                   -----------------------------      ------------------------------
     Non-Cash Net WC               $ 3,382   $ 4,887     $ 3,513      $ 4,172     $ 4,290    $ 4,378
                                   =============================      ==============================
     % of EBITDA                     164.1%    494.6%      893.9%      1337.2%      332.8%     320.1%
                                   =============================      ==============================
     Cash Flow (Used) Sourced by

     Non-Cash Net Wrkg Capi        $ 1,365  $ (1,505)    $ 1,374      $  (659)    $  (118)   $   (88)   $    -
                                   =============================      ========================================

________________________________________________________________________________
Sources of information: Company Financials, Projections and Management.

Cost of Capital Calculation

($ in thousands, except per share)


Cost of Common Stock
   Riskless (1)
     30 year treasury coupon (Rf)              5.6%
   Risk (2)
     Equity risk premium (EP)                  7.8%
     Industry risk premium (IP)                2.3%
     Size Premium (SP)                         8.4%
                                           --------
                                              24.1%
                                           ========

 Cost of Debt
                             Nominal                   % of        Weighted
 Type of Debt                 Rate       Amount       of Debt    Cost of Debt
 ----------------------------------------------------------------------------
 Acquisition Notes Payble     8.00%     $   255        79.2%          6.3%
 Acquisition Note Payble      8.00%          67        20.8%          1.7%
                                              -         0.0%          0.0%
                                              -         0.0%          0.0%
                                              -         0.0%          0.0%
                                        ----------------------------------
                                        $   322       100.0%          8.0%
                                        ==================================

Note: Company has $2m unused line of credit at LIBOR + 2.35%. As of October 10, 2001 LIBOR was 2.47%.

Weighted Average Cost of Capital

                  Shares Outs.     Stock Price     Market        % of          Nominal    Effective    Cost of       Weighted
Type             (in thousands)     09-Oct-01      Value      Total Capital     Rate       Tax Rate    Capital    Cost of Capital
               ------------------------------------------------------------------------------------------------------------------
Debt                                              $    322         6.6%           8.0%       58.5%        3.3%            0.2%
Common Stock          5,828         $  0.7800        4,546        93.4%          24.1%                   24.1%           22.5%
                                                  --------     -------                                                 -------
                                                  $  4,868       100.0%                                                  22.7%
                                                  ========     =======                                                 =======

_______________
(1) As reported by the Federal Reserve Board on a weekly-average basis for the week ended September 28, 2001.
(2) Sourced from the Ibbotson SBBI Valuation Edition 2001 Yearbook.

Sources of information: Company Financials, Projections and Management.

                             BCT International, Inc.

                             Adjusted Net Book Value
                             & Liquidation Analysis


                                                               [LOGO] CAPITALINK

                                                        Smart Investment Banking

Adjusted Net Book Value Analysis
as of August 31, 2001

($ in thousands)

                                                      -------------------------------------
                                                             Going Concern Premise
                                                      -------------------------------------
                                       Unadjusted
                                       Book Value      Adjustments(1)    Notes   Adjusted
                                      ------------    ----------------  ------- -----------
Current Assets:
   Cash & Equivalents                     $ 2,823      $      -                    $ 2,823
   Cash National Account                      347          (149)            a          198
   Accounts Receivable, net                 2,818        (1,409)            b        1,409
   Inventory                                2,375        (1,544)            c          831
   Assets Held For Sale                       150          (150)            d            -
   Prepaid Expenses                           111             -                        111
                                          -------      --------                    -------
Total Current Assets                        8,624        (3,252)                     5,372

Term Assets:
   Net Property, Plant & Equipment            423          (275)            e          148
   Notes Receivables, net                   5,736        (2,340)            f        3,396
   Intangible Assets                          219          (219)            g            -
   Security Deposits                           24             -                         24
   Deferred Tax Assets                      1,155             -                      1,155
                                          -------      --------                    -------
Total Term Assets                           1,398          (219)                     1,179
                                          -------      --------                    -------


Total Assets                              $16,181      $ (6,086)                   $10,095
                                          =======      ========                    =======

                                                      -------------------------------------
                                                             Going Concern Premise
                                                      -------------------------------------
                                       Unadjusted
                                       Book Value      Adjustments(1)    Notes   Adjusted
                                      ------------    ----------------  ------- -----------
Current Liabilities:
   Notes Payable, Current                      86             -                         86
   Accounts Payable                           286          (149)            h          137
   Accured Expenses                           580             -                        580
   Deferred Revenue, Current                    -             -                          -
                                          -------      --------                    -------
Total Current Liabilities                     952          (149)                       803

Long Term Liabilities

   Notes Payable                              194             -                        194
   Deferred Revenue                           487             -                        487
                                          -------      --------                    -------
Total Long Term Liabilities                   681             -                        681

Contingent Liabilities

   Other                                        -           700             I          700
                                          -------      --------                    -------
Total Contingent Liabilities                    -           700                        700
                                          -------      --------                    -------


Total Liabilities                           1,633             -                      2,184
                                          -------      --------                    -------

Net Book Value                            $14,548      $ (6,086)                   $ 7,911
                                          =======      ========                    =======


Fair Market Value                                                                    7,911
   Add Cash From Exercise of In The Money Options                                       16
                                                                                   -------
                                                                                     7,927
                                                                                   -------
                                                                                     7,927

Number Outstanding Shares, Fully                          5,843
Diluted                                                                            -------
Fair Market Value, Per Share                                                       $  1.36
                                                                                   =======


Explanation of Notes:
a   Amounts due to franchises and to the national account.
b   Expect to collect 50% of total Accounts Receivable.
c   65% reduction due to specialized inventory and limited market.
d   Includes BCT's share of BCT Hawaii. FMV is negative.
e   65% reduction due to specialized assets and limited market.
f   Adjusted as per Notes analysis.
g   Consist of rights to franchise BCTs in Canada. No Liquidation value.
h   Corresponding liability removed as per adjustment in (a)
I Contingent liabilities include note guarantee for BCT 3039 and remaining office leases.

--------------------------------------------------------------------------------
(1) Adjustments determined by discussions with Company Management.
Sources of Information: Company Financial Statements and Company Management

Liquidation Analysis
as of August 31, 2001

($ in thousands)

                                                     -------------------------------------
                                                               Liquidation Premise
                                                     -------------------------------------
                                       Unadjusted
                                       Book Value     Adjustments(1)    Notes    Adjusted
                                      ------------   ----------------  ------   ----------
Current Assets:
   Cash & Equivalents                   $ 2,823         $     -                   $ 2,823
   Cash National Account                    347            (149)           a          198
   Accounts Receivable, net               2,818          (1,409)           b        1,409
   Inventory                              2,375          (1,544)           c          831
   Assets Held For Sale                     150            (150)           d            -
   Prepaid Expenses                         111            (111)           e            -
                                        -------         -------                   -------
Total Current Assets                      8,624          (3,363)                    5,261

Term Assets:
   Net Property, Plant & Equipment          423            (275)           f          148
   Notes Receivables, net                 5,736          (2,340)           g        3,396
   Intangible Assets                        219            (219)           h            -
   Security Deposits                         24               -            I           24
   Deferred Tax Assets                    1,155          (1,155)           j            -
                                        -------         -------                   -------
Total Term Assets                         1,398          (1,374)                       24
                                        -------         -------                   -------
Total Assets                            $16,181         $(7,352)                  $ 8,829
                                        =======         =======                   =======

                                                     -------------------------------------
                                                               Liquidation Premise
                                                     -------------------------------------
                                       Unadjusted
                                       Book Value     Adjustments(1)    Notes    Adjusted
                                      ------------   ----------------  ------   ----------
Current Liabilities:
   Notes Payable, Current                    86               -                        86
   Accounts Payable                         286            (149)           k          137
   Accured Expenses                         580               -                       580
   Deferred Revenue, Current                  -               -                         -
                                        -------         -------                   -------
Total Current Liabilities                   952            (149)                      803

Long Term Liabilities
   Notes Payable                            194               -                       194
   Deferred Revenue                         487            (487)           l            -
                                        -------         -------                   -------
Total Long Term Liabilities                 681               -                       194

Contingent Liabilities
   Other                                      -             700            m          700
                                        -------         -------                   -------
Total Contingent Liabilities                  -             700                       700
                                        -------         -------                   -------

Total Liabilities                         1,633               -                     1,697
                                        -------         -------                   -------


Net Book Value                          $14,548         $(7,352)                  $ 7,132
                                        =======         =======                   =======


Fair Market Value                                                                   7,132

   Less Liquidation Costs                    20%                                   (1,426)
                                                                                  -------
                                                                                    5,706

Number Outstanding Shares, Fully
Diluted                                                   5,828
Fair Market Value, Per Share                                                      $  0.98
                                                                                  =======


Explanation of Notes:

a   Amounts due to franchises and to the national account.

b   Expect to collect 50% of total Accounts Receivable.

c   65% reduction due to specialized inventory and limited market.

d   Includes BCT's share of BCT FMV is negative. Hawaii.

e   No value under liquidation scenario.

f   65% reduction due to specialized assets and limited market.

g   Adjusted as per Notes analysis.

h   Consist of rights to No Liquidation value. franchise BCTs in Canada.

I   No value under liquidation scenario.

j   No value under liquidation scenario.

k   Corresponding liability removed as per adjustment in (a)

l   No value under liquidation scenario.

m Contingent liabilities include note guarantee for BCT 3039 and remaining office leases.

--------------------------------------------------------------------------------
(1) Adjustments determined by discussions with Company Management.
(2) Liquidation costs include all legal, redundancy, and selling costs in event of bankruptcy.

Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.

Notes Summary Analysis, as of August 31, 2001

($ in thousands)                                                                             Nominal Payments
                                                                       ------------------------------------------------------------
                                                         Payment          Expected      Expected Collateral  Total Nominal   % Note
Plant       Location             Name        Notes    Probability (1)  Note Payment (1)      Payment (1)        Payment      Repaid
-------------------------    -----------    --------  --------------   ---------------  -------------------  -------------   ------
     1   Fort Lauderdale     *              *           *                *                  *                  *            *
     2   Port St. Lucie      *              *           *                *                  *                  *            *
     9   Tampa               *              *           *                *                  *                  *            *
    10   Jacksonville        *              *           *                *                  *                  *            *
  2010   Holbrook            *              *           *                *                  *                  *            *
  2033   Greensboro          *              *           *                *                  *                  *            *
  2038   Pittsburgh          *              *           *                *                  *                  *            *
  2043   Waterbury           *              *           *                *                  *                  *            *
  2044   Philadelphia        *              *           *                *                  *                  *            *
  2046   Upper Saddle River  *              *           *                *                  *                  *            *
  2049   Louisville          *              *           *                *                  *                  *            *
  2053   Marietta            *              *           *                *                  *                  *            *
  2054   New York            *              *           *                *                  *                  *            *
  3013   Costa Mesa          *              *           *                *                  *                  *            *
  3028   Anaheim             *              *           *                *                  *                  *            *
  3040   San Marcos          *              *           *                *                  *                  *            *
  3045   Hawaii              *              *           *                *                  *                  *            *
  3048   Spokane             *              *           *                *                  *                  *            *
  3051   Gardena             *              *           *                *                  *                  *            *
  4001   Columbus            *              *           *                *                  *                  *            *
  4014   Indiana             *              *           *                *                  *                  *            *
  4022   Toledo              *              *           *                *                  *                  *            *
  4027   Waukegan            *              *           *                *                  *                  *            *
  4028   Detroit             *              *           *                *                  *                  *            *
  4033   Brookfield          *              *           *                *                  *                  *            *
  4034   Kansas City         *              *           *                *                  *                  *            *
  4035   Akron               *              *           *                *                  *                  *            *
  4036   Cleveland           *              *           *                *                  *                  *            *
  6012   Dallas              *              *           *                *                  *                  *            *
  7001   Mississauga         *              *           *                *                  *                  *            *
  7010   Vancouver           *              *           *                *                  *                  *            *
-----------------------------------------------------------------------------------------------------------------------------------
Totals  ($)/ Averages (%)                   $ 7,284           52%       $ 3,814            $  2,018              $ 5,832        80%
===================================================================================================================================

                               Present Value (PV) of Payments
                               ------------------------------
                                  PV of              % Note
Plant    Location               Payments (2)         Repaid
-------------------------       -----------          ------
     1   Fort Lauderdale         $    *                *
     2   Port St. Lucie               *                *
     9   Tampa                        *                *
    10   Jacksonville                 *                *
  2010   Holbrook                     *                *
  2033   Greensboro                   *                *
  2038   Pittsburgh                   *                *
  2043   Waterbury                    *                *
  2044   Philadelphia                 *                *
  2046   Upper Saddle River           *                *
  2049   Louisville                   *                *
  2053   Marietta                     *                *
  2054   New York                     *                *
  3013   Costa Mesa                   *                *
  3028   Anaheim                      *                *
  3040   San Marcos                   *                *
  3045   Hawaii                       *                *
  3048   Spokane                      *                *
  3051   Gardena                      *                *
  4001   Columbus                     *                *
  4014   Indiana                      *                *
  4022   Toledo                       *                *
  4027   Waukegan                     *                *
  4028   Detroit                      *                *
  4033   Brookfield                   *                *
  4034   Kansas City                  *                *
  4035   Akron                        *                *
  4036   Cleveland                    *                *
  6012   Dallas                       *                *
  7001   Mississauga                  *                *
  7010   Vancouver                    *                *
-----------------------------------------------------------
Totals  ($)/ Averages (%)         $  3,396              47%
===========================================================

__________________________
(1) Adjustments determined by discussions with Company Management.
(2) Represents the Net Present Value (NPV) of expected note payments and collateral payments (under liquidation). See supporting schedules for more details.
Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.
Notes Analysis - Explanation of Discounts, as of August 31, 2001

($ in thousands)

                                                               Debt to
                                                  5m FY02       Sales     Payment
Plant      Location         Name          Notes  Sales Growth   Ratio  Probability(1)                Reasoning (1)
-----------------------     ----------    -----  ------------  ------- -------------                 ------------
    1  Fort Lauderdale      Roberts       $ 211        7%           %      100%
------------------------------------------------------------------------------------------------------------------------------------

    2  Port St. Lucie       *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------

    9  Tampa                *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------
   10  Jacksonville         *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------
 2010  Holbrook             *                *          *          *        *
------------------------------------------------------------------------------------------------------------------------------------

 2033  Greensboro           *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------

 2038  Pittsburgh           *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------

 2043  Waterbury            *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------

 2044  Philadelphia         *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------

 2046  Upper Saddle River   *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------

 2049  Louisville           *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------

 2053  Marietta             *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------
 2054  New York             *                *          *          *        *
------------------------------------------------------------------------------------------------------------------------------------

 3013  Costa Mesa           *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------
 3028  Anaheim              *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------
 3040  San Marcos           *                *          *          *        *
------------------------------------------------------------------------------------------------------------------------------------

 3045  Hawaii               *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------
 3048  Spokane              *                *          *          *        *
------------------------------------------------------------------------------------------------------------------------------------


 3051  Gardena              *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------


 4001  Columbus             *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------
 4014  Indiana              *                *          *          *        *
------------------------------------------------------------------------------------------------------------------------------------

 4022  Toledo               *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------
 4027  Waukegan             *                *          *          *        *                      *
------------------------------------------------------------------------------------------------------------------------------------

BCT International, Inc.
Notes Analysis - Explanation of Discounts, as of August 31, 2001

($ in thousands)

                                                     Debt to
                                          5 m FY02    Sales    Payment
Plant   Location     Name       Notes   Sales Growth  Ratio  Probability (1)                         Reasoning (1)
------------------------------------------------------------------------------------------------------------------------------------

 402   Detroit          *          *          *         *         *           *
------------------------------------------------------------------------------------------------------------------------------------

 4033  Brookfield       *          *          *         *         *           *
------------------------------------------------------------------------------------------------------------------------------------

 4034  Kansas City      *          *          *         *         *           *
------------------------------------------------------------------------------------------------------------------------------------
 4035  Akron            *          *          *         *         *
------------------------------------------------------------------------------------------------------------------------------------

 4036  Cleveland        *          *          *         *         *           *
------------------------------------------------------------------------------------------------------------------------------------

 6012  Dallas           *          *          *         *         *           *
------------------------------------------------------------------------------------------------------------------------------------
 7001  Mississauga      *          *          *         *         *           *
------------------------------------------------------------------------------------------------------------------------------------

 7010  Vancouver        *          *          *         *         *           *
------------------------------------------------------------------------------------------------------------------------------------

                              -------
       Totals                 $ 7,284
                              =======

-------------------------------------
(1) Adjustments determined by discussions with Company Management.
Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.
Present Value of Notes, as of August 31, 2001

($ in thousands)

                                                     Payment   Adjusted Value  Interest     Note       Term Of    Monthly   Present
Plant    Location            Name          Notes   Probability  of Notes (1)     Rate    Expiry Date  Note (Mths) Payment  Value (2)
--------------------------   ----------   -------  ----------- --------------  --------- -----------  ----------- -------  ---------
     1   Fort Lauderdale     *                  *        *           *               *         *            *           *        *
     2   Port St. Lucie      *                  *        *           *               *         *            *           *        *
     9   Tampa               *                  *        *           *               *         *            *           *        *
    10   Jacksonville        *                  *        *           *               *         *            *           *        *
  2010   Holbrook            *                  *        *           *               *         *            *           *        *
  2033   Greensboro          *                  *        *           *               *         *            *           *        *
  2038   Pittsburgh          *                  *        *           *               *         *            *           *        *
  2043   Waterbury           *                  *        *           *               *         *            *           *        *
  2044   Philadelphia        *                  *        *           *               *         *            *           *        *
  2046   Upper Saddle River  *                  *        *           *               *         *            *           *        *
  2049   Louisville          *                  *        *           *               *         *            *           *        *
  2053   Marietta            *                  *        *           *               *         *            *           *        *
  2054   New York            *                  *        *           *               *         *            *           *        *
  3013   Costa Mesa          *                  *        *           *               *         *            *           *        *
  3028   Anaheim             *                  *        *           *               *         *            *           *        *
  3040   San Marcos          *                  *        *           *               *         *            *           *        *
  3045   Hawaii              *                  *        *           *               *         *            *           *        *
  3048   Spokane             *                  *        *           *               *         *            *           *        *
  3051   Gardena             *                  *        *           *               *         *            *           *        *
  4001   Columbus            *                  *        *           *               *         *            *           *        *
  4014   Indiana             *                  *        *           *               *         *            *           *        *
  4022   Toledo              *                  *        *           *               *         *            *           *        *
  4027   Waukegan            *                  *        *           *               *         *            *           *        *
  4028   Detroit             *                  *        *           *               *         *            *           *        *
  4033   Brookfield          *                  *        *           *               *         *            *           *        *
  4034   Kansas City         *                  *        *           *               *         *            *           *        *
  4035   Akron               *                  *        *           *               *         *            *           *        *
  4036   Cleveland           *                  *        *           *               *         *            *           *        *
  6012   Dallas              *                  *        *           *               *         *            *           *        *
  7001   Mississauga         *                  *        *           *               *         *            *           *        *
  7010   Vancouver           *                  *        *           *               *         *            *           *        *
-----------------------------------------------------------------------------------------------------------------------------------
Totals                                    $ 7,284              $ 3,814                                                     $ 2,245
===================================================================================================================================

______________
(1) Adjustments determined by discussions with Company Management.
(2) Note Payments are discounted using the Company's estimated Cost of Capital of 22.70%.

Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.
Notes Collateral Analysis, as of August 31, 2001

($ in thousands)

                                                          Amount                                   Collateral Payments
                                                                                          ------------------------------------------
                                               Payment      Not    Expected  System Sales Liquidation Value  Franchise        Total
Plant   Location          Name          Notes   Prob (1) Recovered  Life (1)   FY2001       of Assets (1)      Fee (1) Other Payment
-----------------------   ------------  -----  --------- --------- --------- ------------ -----------------  --------- ----- -------
   1   Fort Lauderdale         *            *      *           *        *            *               *             *       *       *
   2   Port St. Lucie          *            *      *           *        *            *               *             *       *       *
   9   Tampa                   *            *      *           *        *            *               *             *       *       *
  10   Jacksonville            *            *      *           *        *            *               *             *       *       *
2010   Holbrook                *            *      *           *        *            *               *             *       *       *
2033   Greensboro              *            *      *           *        *            *               *             *       *       *
2038   Pittsburgh              *            *      *           *        *            *               *             *       *       *
2043   Waterbury               *            *      *           *        *            *               *             *       *       *
2044   Philadelphia            *            *      *           *        *            *               *             *       *       *
2046   Upper Saddle River      *            *      *           *        *            *               *             *       *       *
2049   Louisville              *            *      *           *        *            *               *             *       *       *
2053   Marietta                *            *      *           *        *            *               *             *       *       *
2054   New4York                *            *      *           *        *            *               *             *       *       *
3013   Costa Mesa              *            *      *           *        *            *               *             *       *       *
3028   Anaheim                 *            *      *           *        *            *               *             *       *       *
3040   San0Marcos              *            *      *           *        *            *               *             *       *       *
3045   Hawaii                  *            *      *           *        *            *               *             *       *       *
3048   Spokane                 *            *      *           *        *            *               *             *       *       *
3051   Gardena                 *            *      *           *        *            *               *             *       *       *
4001   Columbus                *            *      *           *        *            *               *             *       *       *
4014   Indiana                 *            *      *           *        *            *               *             *       *       *
4022   Toledo                  *            *      *           *        *            *               *             *       *       *
4027   Waukegan                *            *      *           *        *            *               *             *       *       *
4028   Detroit                 *            *      *           *        *            *               *             *       *       *
4033   Brookfield              *            *      *           *        *            *               *             *       *       *
4034   Kansas City             *            *      *           *        *            *               *             *       *       *
4035   Akron                   *            *      *           *        *            *               *             *       *       *
4036   Cleveland               *            *      *           *        *            *               *             *       *       *
6012   Dallas                  *            *      *           *        *            *               *             *       *       *
7001   Mississauga             *            *      *           *        *            *               *             *       *       *
7010   Vancouver               *            *      *           *        *            *               *             *       *       *
7015   Quebec                  *            *      *           *        *            *               *             *       *       *
------------------------------------------------------------------------------------------------------------------------------------
Totals                                 $7,284             $3,470               $38,266      $    4,056         $ 448   $ 566  $2,523
====================================================================================================================================

                                                       Present Value
                           Liquidation       Net       of Collateral
Plant   Location             Costs (2)     Payment       Payments
-----------------------    -----------   -----------   -------------
     1   Fort Lauderdale         *               *             *
     2   Port St. Lucie          *               *             *
     9   Tampa                   *               *             *
    10   Jacksonville            *               *             *
  2010   Holbrook                *               *             *
  2033   Greensboro              *               *             *
  2038   Pittsburgh              *               *             *
  2043   Waterbury               *               *             *
  2044   Philadelphia            *               *             *
  2046   Upper Saddle River      *               *             *
  2049   Louisville              *               *             *
  2053   Marietta                *               *             *
  2054   New4York                *               *             *
  3013   Costa Mesa              *               *             *
  3028   Anaheim                 *               *             *
  3040   San0Marcos              *               *             *
  3045   Hawaii                  *               *             *
  3048   Spokane                 *               *             *
  3051   Gardena                 *               *             *
  4001   Columbus                *               *             *
  4014   Indiana                 *               *             *
  4022   Toledo                  *               *             *
  4027   Waukegan                *               *             *
  4028   Detroit                 *               *             *
  4033   Brookfield              *               *             *
  4034   Kansas City             *               *             *
  4035   Akron                   *               *             *
  4036   Cleveland               *               *             *
  6012   Dallas                  *               *             *
  7001   Mississauga             *               *             *
  7010   Vancouver               *               *             *
  7015   Quebec                  *               *             *
----------------------------------------------------------------
  Totals                    $  505           2,018      $  1,151
================================================================

________________
(1) Adjustments determined by discussions with Company Management.
(2) 20% liquidation costs are assumed.
(3) Cash flows are discounted using the Company's cost of capital estimated to be 22.3%, and assuming a 6 month liquidation process.

 Sources of Information: Company Financial Statements and Company Management

                             BCT International, Inc.

                          Plant Sales Growth Analysis




                                                               [LOGO] CAPITALINK


                                                        Smart Investment Banking

BCT International, Inc.
Actual and Projected Growth

                                            System Sales Growth                     Compound Growth            Paper Sales
                         ------------------------------------------------------  ------------------  ---------------------------
                                     Actual                  Projected            Actual  Projected           Actual
                         ------------------------------------------------------  ------------------  ---------------------------
Plant  Location           FY 2000  FY 2001   5m FY02  FY2002   FY2003   FY 2004  '99-'01   '99-'04   FY 2000  FY 2001   5m Fy02
--------------------------------------------------------------------------------------------------------------------------------
    1  Fort Lauderdale         *       *        *       *         *       *        *          *         *       *         *
    2  Port St. Lucie          *       *        *       *         *       *        *          *         *       *         *
    7  Miami                   *       *        *       *         *       *        *          *         *       *         *
    8  Orlando                 *       *        *       *         *       *        *          *         *       *         *
    9  Tampa                   *       *        *       *         *       *        *          *         *       *         *
   10  Jacksonville            *       *        *       *         *       *        *          *         *       *         *
   12  Mobile                  *       *        *       *         *       *        *          *         *       *         *
   13  Jackson                 *       *        *       *         *       *        *          *         *       *         *
   14  Metairie                *       *        *       *         *       *        *          *         *       *         *
 1010  Argentina               *       *        *       *         *       *        *          *         *       *         *
 2010  Holbrook                *       *        *       *         *       *        *          *         *       *         *
 2011  Egg Harbor              *       *        *       *         *       *        *          *         *       *         *
 2012  Garden City Park        *       *        *       *         *       *        *          *         *       *         *
 2019  College Park            *       *        *       *         *       *        *          *         *       *         *
 2021  Norristown              *       *        *       *         *       *        *          *         *       *         *
 2026  Beltsville              *       *        *       *         *       *        *          *         *       *         *
 2029  Norfolk                 *       *        *       *         *       *        *          *         *       *         *
 2030  Memphis                 *       *        *       *         *       *        *          *         *       *         *
 2033  Greensboro              *       *        *       *         *       *        *          *         *       *         *
 2034  Nashville               *       *        *       *         *       *        *          *         *       *         *
 2035  Charlotte               *       *        *       *         *       *        *          *         *       *         *
 2036  Syracuse                *       *        *       *         *       *        *          *         *       *         *
 2037  Richmond                *       *        *       *         *       *        *          *         *       *         *
 2038  Pittsburgh              *       *        *       *         *       *        *          *         *       *         *
 2039  Valley Cottage          *       *        *       *         *       *        *          *         *       *         *
 2040  Raleigh                 *       *        *       *         *       *        *          *         *       *         *
 2042  Columbia                *       *        *       *         *       *        *          *         *       *         *
 2043  Waterbury               *       *        *       *         *       *        *          *         *       *         *
 2044  Philadelphia            *       *        *       *         *       *        *          *         *       *         *
 2046  Upper Saddle River      *       *        *       *         *       *        *          *         *       *         *
 2048  Rhode Island            *       *        *       *         *       *        *          *         *       *         *
 2049  Louisville              *       *        *       *         *       *        *          *         *       *         *
 2050  Central NJ              *       *        *       *         *       *        *          *         *       *         *
 2051  Merrimack               *       *        *       *         *       *        *          *         *       *         *
 2052  Norcross                *       *        *       *         *       *        *          *         *       *         *
 2053  Marietta                *       *        *       *         *       *        *          *         *       *         *
 2054  New York                *       *        *       *         *       *        *          *         *       *         *
 3009  Tucson                  *       *        *       *         *       *        *          *         *       *         *
 3013  Costa Mesa              *       *        *       *         *       *        *          *         *       *         *
 3014  Laguna Hills            *       *        *       *         *       *        *          *         *       *         *
 3017  Phoenix East            *       *        *       *         *       *        *          *         *       *         *
 3019  Seattle                 *       *        *       *         *       *        *          *         *       *         *
 3022  Colorado                *       *        *       *         *       *        *          *         *       *         *
 3023  Rohnert Park            *       *        *       *         *       *        *          *         *       *         *
 3024  Las Vegas               *       *        *       *         *       *        *          *         *       *         *
 3027  Albuquerque             *       *        *       *         *       *        *          *         *       *         *
 3028  Anaheim                 *       *        *       *         *       *        *          *         *       *         *
 3030  San Diego               *       *        *       *         *       *        *          *         *       *         *
 3031  Phoenix West            *       *        *       *         *       *        *          *         *       *         *
 3033  Salt Lake City          *       *        *       *         *       *        *          *         *       *         *
 3037  Portland                *       *        *       *         *       *        *          *         *       *         *
 3038  Upland                  *       *        *       *         *       *        *          *         *       *         *
 3039  San Francisco           *       *        *       *         *       *        *          *         *       *         *
 3040  San Marcos              *       *        *       *         *       *        *          *         *       *         *
 3045  Hawaii                  *       *        *       *         *       *        *          *         *       *         *
 3048  Spokane                 *       *        *       *         *       *        *          *         *       *         *
 3049  Concord                 *       *        *       *         *       *        *          *         *       *         *
 3051  Gardena                 *       *        *       *         *       *        *          *         *       *         *
 4000  Addison                 *       *        *       *         *       *        *          *         *       *         *
 4001  Columbus                *       *        *       *         *       *        *          *         *       *         *
 4014  Indiana                 *       *        *       *         *       *        *          *         *       *         *
 4017  Erlanger                *       *        *       *         *       *        *          *         *       *         *
 4022  Toledo                  *       *        *       *         *       *        *          *         *       *         *
 4024  St. Louis               *       *        *       *         *       *        *          *         *       *         *
 4026  Rockford                *       *        *       *         *       *        *          *         *       *         *
 4027  Waukegan                *       *        *       *         *       *        *          *         *       *         *
 4028  Detroit                 *       *        *       *         *       *        *          *         *       *         *
 4029  Minneapolis             *       *        *       *         *       *        *          *         *       *         *

                                      Growth                Compound Growth
                                    Projected             Actual   Projected Paper Sales as % System Sales   Hank          Notes as
                            ---------------------------  ------------------- -----------------------------
Plant  Location             FY 2002   FY 2003   5m FY04  '99-'01    '99-'04    FY 2000   FY 2001  5m Fy02   Rating   Notes % Sales
-----------------------------------------------------------------------------------------------------------------------------------
    1  Fort Lauderdale         *         *        *       *         *       *        *          *         *       *         *
    2  Port St.Lucie           *         *        *       *         *       *        *          *         *       *         *
    7  Miami                   *         *        *       *         *       *        *          *         *       *         *
    8  Orlando                 *         *        *       *         *       *        *          *         *       *         *
    9  Tampa                   *         *        *       *         *       *        *          *         *       *         *
   10  Jacksonville            *         *        *       *         *       *        *          *         *       *         *
   12  Mobile                  *         *        *       *         *       *        *          *         *       *         *
   13  Jackson                 *         *        *       *         *       *        *          *         *       *         *
   14  Metairie                *         *        *       *         *       *        *          *         *       *         *
 1010  Argentina               *         *        *       *         *       *        *          *         *       *         *
 2010  Holbrook                *         *        *       *         *       *        *          *         *       *         *
 2011  Egg Harbor              *         *        *       *         *       *        *          *         *       *         *
 2012  Garden City Park        *         *        *       *         *       *        *          *         *       *         *
 2019  College Park            *         *        *       *         *       *        *          *         *       *         *
 2021  Norristown              *         *        *       *         *       *        *          *         *       *         *
 2026  Beltsville              *         *        *       *         *       *        *          *         *       *         *
 2029  Norfolk                 *         *        *       *         *       *        *          *         *       *         *
 2030  Memphis                 *         *        *       *         *       *        *          *         *       *         *
 2033  Greensboro              *         *        *       *         *       *        *          *         *       *         *
 2034  Nashville               *         *        *       *         *       *        *          *         *       *         *
 2035  Charlotte               *         *        *       *         *       *        *          *         *       *         *
 2036  Syracuse                *         *        *       *         *       *        *          *         *       *         *
 2037  Richmond                *         *        *       *         *       *        *          *         *       *         *
 2038  Pittsburgh              *         *        *       *         *       *        *          *         *       *         *
 2039  Valley Cottage          *         *        *       *         *       *        *          *         *       *         *
 2040  Raleigh                 *         *        *       *         *       *        *          *         *       *         *
 2042  Columbia                *         *        *       *         *       *        *          *         *       *         *
 2043  Waterbury               *         *        *       *         *       *        *          *         *       *         *
 2044  Philadelphia            *         *        *       *         *       *        *          *         *       *         *
 2046  Upper Saddle River      *         *        *       *         *       *        *          *         *       *         *
 2048  Rhode Island            *         *        *       *         *       *        *          *         *       *         *
 2049  Louisville              *         *        *       *         *       *        *          *         *       *         *
 2050  Central NJ              *         *        *       *         *       *        *          *         *       *         *
 2051  Merrimack               *         *        *       *         *       *        *          *         *       *         *
 2052  Norcross                *         *        *       *         *       *        *          *         *       *         *
 2053  Marietta                *         *        *       *         *       *        *          *         *       *         *
 2054  New York                *         *        *       *         *       *        *          *         *       *         *
 3009  Tucson                  *         *        *       *         *       *        *          *         *       *         *
 3013  Costa Mesa              *         *        *       *         *       *        *          *         *       *         *
 3014  Laguna Hills            *         *        *       *         *       *        *          *         *       *         *
 3017  Phoenix East            *         *        *       *         *       *        *          *         *       *         *
 3019  Seattle                 *         *        *       *         *       *        *          *         *       *         *
 3022  Colorado                *         *        *       *         *       *        *          *         *       *         *
 3023  Rohnert Park            *         *        *       *         *       *        *          *         *       *         *
 3024  Las Vegas               *         *        *       *         *       *        *          *         *       *         *
 3027  Albuquerque             *         *        *       *         *       *        *          *         *       *         *
 3028  Anaheim                 *         *        *       *         *       *        *          *         *       *         *
 3030  San Diego               *         *        *       *         *       *        *          *         *       *         *
 3031  Phoenix West            *         *        *       *         *       *        *          *         *       *         *
 3033  Salt Lake City          *         *        *       *         *       *        *          *         *       *         *
 3037  Portland                *         *        *       *         *       *        *          *         *       *         *
 3038  Upland                  *         *        *       *         *       *        *          *         *       *         *
 3039  San Francisco           *         *        *       *         *       *        *          *         *       *         *
 3040  San Marcos              *         *        *       *         *       *        *          *         *       *         *
 3045  Hawaii                  *         *        *       *         *       *        *          *         *       *         *
 3048  Spokane                 *         *        *       *         *       *        *          *         *       *         *
 3049  Concord                 *         *        *       *         *       *        *          *         *       *         *
 3051  Gardena                 *         *        *       *         *       *        *          *         *       *         *
 4000  Addison                 *         *        *       *         *       *        *          *         *       *         *
 4001  Columbus                *         *        *       *         *       *        *          *         *       *         *
 4014  Indiana                 *         *        *       *         *       *        *          *         *       *         *
 4017  Erlanger                *         *        *       *         *       *        *          *         *       *         *
 4022  Toledo                  *         *        *       *         *       *        *          *         *       *         *
 4024  St. Louis               *         *        *       *         *       *        *          *         *       *         *
 4026  Rockford                *         *        *       *         *       *        *          *         *       *         *
 4027  Waukegan                *         *        *       *         *       *        *          *         *       *         *
 4028  Detroit                 *         *        *       *         *       *        *          *         *       *         *
 4029  Minneapolis             *         *        *       *         *       *        *          *         *       *         *

BCT International, Inc.
Actual and Projected Growth

                                  System Sales Growth                  Compound Growth               Paper Sales Growth
                   -------------------------------------------------- ----------------- --------------------------------------------
                           Actual                  Projected          Actual  Projected       Actual                Projected
                   -------------------------------------------------- ----------------- --------------------------------------------
Plant  Location    FY 2000 FY 2001 5mFY02   FY2002  FY2003   FY2004   '99-'01 '99-'04   FY2000 FY2001 5mFY02  FY2002  FY2003 FY 2004
--------------------------------------------------------------------- ----------------  --------------------------------------------
4031  Des Moines        *       *       *        *       *        *       *       *      *        *        *      *       *      *
4032  Milwaukee         *       *       *        *       *        *       *       *      *        *        *      *       *      *
4033  Brookfield        *       *       *        *       *        *       *       *      *        *        *      *       *      *
4034  Kansas
      City              *       *       *        *       *        *       *       *      *        *        *      *       *      *
4035  Akron             *       *       *        *       *        *       *       *      *        *        *      *       *      *
4036  Cleveland         *       *       *        *       *        *       *       *      *        *        *      *       *      *
6007  San
      Antonio           *       *       *        *       *        *       *       *      *        *        *      *       *      *
6009  Houston           *       *       *        *       *        *       *       *      *        *        *      *       *      *
6011  Oklahoma
      City              *       *       *        *       *        *       *       *      *        *        *      *       *      *
6012  Dallas            *       *       *        *       *        *       *       *      *        *        *      *       *      *
6014  Austin            *       *       *        *       *        *       *       *      *        *        *      *       *      *
7001  Mississauga       *       *       *        *       *        *       *       *      *        *        *      *       *      *
7002  Toronto           *       *       *        *       *        *       *       *      *        *        *      *       *      *
7004  Kitchener         *       *       *        *       *        *       *       *      *        *        *      *       *      *
7007  Ottawa            *       *       *        *       *        *       *       *      *        *        *      *       *      *
7008  Calgary           *       *       *        *       *        *       *       *      *        *        *      *       *      *
7009  Atlantic
      Canada            *       *       *        *       *        *       *       *      *        *        *      *       *      *
7010  Vancouver         *       *       *        *       *        *       *       *      *        *        *      *       *      *
7015  Quebec            *       *       *        *       *        *       *       *      *        *        *      *       *      *

      Totals            *       *       *        *       *        *       *       *      *        *        *      *       *      *

  15  Bradenton         *       *       *        *       *        *       *       *      *        *        *      *       *      *
  18  Port St.
      Lucie             *       *       *        *       *        *       *       *      *        *        *      *       *      *
1000  Delray
      Beach             *       *       *        *       *        *       *       *      *        *        *      *       *      *
1002  Milwaukee         *       *       *        *       *        *       *       *      *        *        *      *       *      *
1003  Sun Praire        *       *       *        *       *        *       *       *      *        *        *      *       *      *
1005  Ft. Lauderdale    *       *       *        *       *        *       *       *      *        *        *      *       *      *
1007  WPG               *       *       *        *       *        *       *       *      *        *        *      *       *      *
1008  Neenah            *       *       *        *       *        *       *       *      *        *        *      *       *      *
1010  BCD Cargo         *       *       *        *       *        *       *       *      *        *        *      *       *      *
1012  Chicago           *       *       *        *       *        *       *       *      *        *        *      *       *      *
1016  Tampa             *       *       *        *       *        *       *       *      *        *        *      *       *      *
1022                    *       *       *        *       *        *       *       *      *        *        *      *       *      *
1026  Oskosh            *       *       *        *       *        *       *       *      *        *        *      *       *      *
1029  Boynton           *       *       *        *       *        *       *       *      *        *        *      *       *      *
      Beach
1030                    *       *       *        *       *        *       *       *      *        *        *      *       *      *
1031  Amesbury          *       *       *        *       *        *       *       *      *        *        *      *       *      *
1033  Copymax           *       *       *        *       *        *       *       *      *        *        *      *       *      *
3047  Sacramento        *       *       *        *       *        *       *       *      *        *        *      *       *      *
3051                    *       *       *        *       *        *       *       *      *        *        *      *       *      *

      Totals         2.24%  -0.46%  -5.01%   -5.26%  -6.76%   -0.91%                    na    -1.37%   17.23% -6.67%  -6.67% -6.67%


                      Compound Growth
                    ------------------
                     Actual   Projected   Paper Sales as % System Sales    Hank                Notes as
                    -------------------  ------------------------------
Plant Location       '00-'0    '00-'04   FY 2000  FY 2001     5mY02       Rating   Notes%      Sales
------------------  -------------------  ------------------------------   ------   ------     --------
4031  Des Moines        *       *           *        *          *            *        *          *
4032  Milwaukee         *       *           *        *          *            *        *          *
4033  Brookfield        *       *           *        *          *            *        *          *
4034  Kansas
      City              *       *           *        *          *            *        *          *
4035  Akron             *       *           *        *          *            *        *          *
4036  Cleveland         *       *           *        *          *            *        *          *
6007  San
      Antonio           *       *           *        *          *            *        *          *
6009  Houston           *       *           *        *          *            *        *          *
6011  Oklahoma
      City              *       *           *        *          *            *        *          *
6012  Dallas            *       *           *        *          *            *        *          *
6014  Austin            *       *           *        *          *            *        *          *
7001  Mississauga       *       *           *        *          *            *        *          *
7002  Toronto           *       *           *        *          *            *        *          *
7004  Kitchener         *       *           *        *          *            *        *          *
7007  Ottawa            *       *           *        *          *            *        *          *
7008  Calgary           *       *           *        *          *            *        *          *
7009  Atlantic
      Canada            *       *           *        *          *            *        *          *
7010  Vancouver         *       *           *        *          *            *        *          *
7015  Quebec            *       *           *        *          *            *        *          *
                                                                                   ------
      Totals          1.35%    -4.73%     12.3%    12.6%     12.2%                 $7,284
                                                                                   ======
  15  Bradenton         *       *
  18  Port St.
      Lucie             *       *
1000  Delray
      Beach             *       *
1002  Milwaukee         *       *
1003  Sun Praire        *       *
1005  Ft.               *       *
      Lauderdale
1007  WPG               *       *
1008  Neenah            *       *
1010  BCD Cargo         *       *
1012  Chicago           *       *
1016  Tampa             *       *
1022                    *       *
1026  Oskosh            *       *
1029  Boynton           *       *
      Beach             *       *
1030
1031  Amesbury          *       *
1033  Copymax           *       *
3047  Sacramento        *       *
3051
                        *       *
      Totals

BCT International, Inc.
Actual and Projected System Sales with Projected Royalty Sales

                                                     System Sales                                               Growth
                       ------------------------------------------------------------------------    ---------------------------------
                                      Actual                              Projected                             Actual
                       ------------------------------------------------------------------------    ---------------------------------
Plant    Location        FY 1999     FY 2000      FY 2001      FY2002      FY 2003     FY 2004       FY 2000    FY 2001    5 m FY02
------------------------------------------------------------------------------------------------------------------------------------
   1  Fort Lauderdale        *           *           *           *              *          *             *          *          *
   2  Port St. Lucie         *           *           *           *              *          *             *          *          *
   7  Miami                  *           *           *           *              *          *             *          *          *
   8  Orlando                *           *           *           *              *          *             *          *          *
   9  Tampa                  *           *           *           *              *          *             *          *          *
  10  Jacksonville           *           *           *           *              *          *             *          *          *
  12  Mobile                 *           *           *           *              *          *             *          *          *
  13  Jackson                *           *           *           *              *          *             *          *          *
  14  Metairie               *           *           *           *              *          *             *          *          *
1010  Argentina              *           *           *           *              *          *             *          *          *
2010  Holbrook               *           *           *           *              *          *             *          *          *
2011  Egg Harbor             *           *           *           *              *          *             *          *          *
2012  Garden City Park       *           *           *           *              *          *             *          *          *
2019  College Park           *           *           *           *              *          *             *          *          *
2021  Norristown             *           *           *           *              *          *             *          *          *
2026  Beltsville             *           *           *           *              *          *             *          *          *
2029  Norfolk                *           *           *           *              *          *             *          *          *
2030  Memphis                *           *           *           *              *          *             *          *          *
2033  Greensboro             *           *           *           *              *          *             *          *          *
2034  Nashville              *           *           *           *              *          *             *          *          *
2035  Charlotte              *           *           *           *              *          *             *          *          *
2036  Syracuse               *           *           *           *              *          *             *          *          *
2037  Richmond               *           *           *           *              *          *             *          *          *
2038  Pittsburgh             *           *           *           *              *          *             *          *          *
2039  Valley Cottage         *           *           *           *              *          *             *          *          *
2040  Raleigh                *           *           *           *              *          *             *          *          *
2042  Columbia               *           *           *           *              *          *             *          *          *
2043  Waterbury              *           *           *           *              *          *             *          *          *
2044  Philadelphia           *           *           *           *              *          *             *          *          *
2046  Upper Saddle Riv       *           *           *           *              *          *             *          *          *
2048  Rhode Island           *           *           *           *              *          *             *          *          *
2049  Louisville             *           *           *           *              *          *             *          *          *
2050  Central NJ             *           *           *           *              *          *             *          *          *
2051  Merrimack              *           *           *           *              *          *             *          *          *
2052  Norcross               *           *           *           *              *          *             *          *          *
2053  Marietta               *           *           *           *              *          *             *          *          *
2054  New York               *           *           *           *              *          *             *          *          *
3009  Tucson                 *           *           *           *              *          *             *          *          *
3013  Costa Mesa             *           *           *           *              *          *             *          *          *
3014  Laguna Hills           *           *           *           *              *          *             *          *          *
3017  Phoenix East           *           *           *           *              *          *             *          *          *
3019  Seattle                *           *           *           *              *          *             *          *          *
3022  Colorado               *           *           *           *              *          *             *          *          *
3023  Rohnert Park           *           *           *           *              *          *             *          *          *
3024  Las Vegas              *           *           *           *              *          *             *          *          *
3027  Albuquerque            *           *           *           *              *          *             *          *          *
3028  Anaheim                *           *           *           *              *          *             *          *          *
3030  San Diego              *           *           *           *              *          *             *          *          *
3031  Phoenix West           *           *           *           *              *          *             *          *          *
3033  Salt Lake City         *           *           *           *              *          *             *          *          *
3037  Portland               *           *           *           *              *          *             *          *          *
3038  Upland                 *           *           *           *              *          *             *          *          *
3039  San Francisco          *           *           *           *              *          *             *          *          *
3040  San Marcos             *           *           *           *              *          *             *          *          *
3045  Hawaii                 *           *           *           *              *          *             *          *          *
3048  Spokane                *           *           *           *              *          *             *          *          *
3049  Concord                *           *           *           *              *          *             *          *          *
3051  Gardena                *           *           *           *              *          *             *          *          *
4000  Addison                *           *           *           *              *          *             *          *          *
4001  Columbus               *           *           *           *              *          *             *          *          *
4014  Indiana                *           *           *           *              *          *             *          *          *
4017  Erlanger               *           *           *           *              *          *             *          *          *
4022  Toledo                 *           *           *           *              *          *             *          *          *
4024  St. Louis              *           *           *           *              *          *             *          *          *
4026  Rockford               *           *           *           *              *          *             *          *          *
4027  Waukegan               *           *           *           *              *          *             *          *          *
4028  Detroit                *           *           *           *              *          *             *          *          *
4029  Minneapolis            *           *           *           *              *          *             *          *          *
4031  Des Moines             *           *           *           *              *          *             *          *          *
4032  Milwaukee              *           *           *           *              *          *             *          *          *
4033  Brookfield             *           *           *           *              *          *             *          *          *

                                                                  Compound Growth
                       --------------------------------------  ---------------------
                                      Projected                 Actual      Project    Effective      Projected Net Royalties
                       --------------------------------------  ---------------------              ----------------------------------
Plant  Location            FY 2002     FY 2003      FY 2004     '99-'01     '99-'04     Royalty%    FY2002     FY2003     FY2004
-------------------------------------------------------------  --------------------- -----------------------------------------------
   1  Fort Lauderdale         *           *           *           *              *          *             *          *          *
   2  Port St. Lucie          *           *           *           *              *          *             *          *          *
   7  Miami                   *           *           *           *              *          *             *          *          *
   8  Orlando                 *           *           *           *              *          *             *          *          *
   9  Tampa                   *           *           *           *              *          *             *          *          *
  10  Jacksonville            *           *           *           *              *          *             *          *          *
  12  Mobile                  *           *           *           *              *          *             *          *          *
  13  Jackson                 *           *           *           *              *          *             *          *          *
  14  Metairie                *           *           *           *              *          *             *          *          *
1010  Argentina               *           *           *           *              *          *             *          *          *
2010  Holbrook                *           *           *           *              *          *             *          *          *
2011  Egg Harbor              *           *           *           *              *          *             *          *          *
2012  Garden City Park        *           *           *           *              *          *             *          *          *
2019  College Park            *           *           *           *              *          *             *          *          *
2021  Norristown              *           *           *           *              *          *             *          *          *
2026  Beltsville              *           *           *           *              *          *             *          *          *
2029  Norfolk                 *           *           *           *              *          *             *          *          *
2030  Memphis                 *           *           *           *              *          *             *          *          *
2033  Greensboro              *           *           *           *              *          *             *          *          *
2034  Nashville               *           *           *           *              *          *             *          *          *
2035  Charlotte               *           *           *           *              *          *             *          *          *
2036  Syracuse                *           *           *           *              *          *             *          *          *
2037  Richmond                *           *           *           *              *          *             *          *          *
2038  Pittsburgh              *           *           *           *              *          *             *          *          *
2039  Valley Cottage          *           *           *           *              *          *             *          *          *
2040  Raleigh                 *           *           *           *              *          *             *          *          *
2042  Columbia                *           *           *           *              *          *             *          *          *
2043  Waterbury               *           *           *           *              *          *             *          *          *
2044  Philadelphia            *           *           *           *              *          *             *          *          *
2046  Upper Saddle Riv        *           *           *           *              *          *             *          *          *
2048  Rhode Island            *           *           *           *              *          *             *          *          *
2049  Louisville              *           *           *           *              *          *             *          *          *
2050  Central NJ              *           *           *           *              *          *             *          *          *
2051  Merrimack               *           *           *           *              *          *             *          *          *
2052  Norcross                *           *           *           *              *          *             *          *          *
2053  Marietta                *           *           *           *              *          *             *          *          *
2054  New York                *           *           *           *              *          *             *          *          *
3009  Tucson                  *           *           *           *              *          *             *          *          *
3013  Costa Mesa              *           *           *           *              *          *             *          *          *
3014  Laguna Hills            *           *           *           *              *          *             *          *          *
3017  Phoenix East            *           *           *           *              *          *             *          *          *
3019  Seattle                 *           *           *           *              *          *             *          *          *
3022  Colorado                *           *           *           *              *          *             *          *          *
3023  Rohnert Park            *           *           *           *              *          *             *          *          *
3024  Las Vegas               *           *           *           *              *          *             *          *          *
3027  Albuquerque             *           *           *           *              *          *             *          *          *
3028  Anaheim                 *           *           *           *              *          *             *          *          *
3030  San Diego               *           *           *           *              *          *             *          *          *
3031  Phoenix West            *           *           *           *              *          *             *          *          *
3033  Salt Lake City          *           *           *           *              *          *             *          *          *
3037  Portland                *           *           *           *              *          *             *          *          *
3038  Upland                  *           *           *           *              *          *             *          *          *
3039  San Francisco           *           *           *           *              *          *             *          *          *
3040  San Marcos              *           *           *           *              *          *             *          *          *
3045  Hawaii                  *           *           *           *              *          *             *          *          *
3048  Spokane                 *           *           *           *              *          *             *          *          *
3049  Concord                 *           *           *           *              *          *             *          *          *
3051  Gardena                 *           *           *           *              *          *             *          *          *
4000  Addison                 *           *           *           *              *          *             *          *          *
4001  Columbus                *           *           *           *              *          *             *          *          *
4014  Indiana                 *           *           *           *              *          *             *          *          *
4017  Erlanger                *           *           *           *              *          *             *          *          *
4022  Toledo                  *           *           *           *              *          *             *          *          *
4024  St. Louis               *           *           *           *              *          *             *          *          *
4026  Rockford                *           *           *           *              *          *             *          *          *
4027  Waukegan                *           *           *           *              *          *             *          *          *
4028  Detroit                 *           *           *           *              *          *             *          *          *
4029  Minneapolis             *           *           *           *              *          *             *          *          *
4031  Des Moines              *           *           *           *              *          *             *          *          *
4032  Milwaukee               *           *           *           *              *          *             *          *          *
4033  Brookfield              *           *           *           *              *          *             *          *          *

                             Actual Sales
                       ------------------------
Plant  Location            FY02      5 m FY01
---------------------  ------------------------
   1  Fort Lauderdale       *           *
   2  Port St. Lucie        *           *
   7  Miami                 *           *
   8  Orlando               *           *
   9  Tampa                 *           *
  10  Jacksonville          *           *
  12  Mobile                *           *
  13  Jackson               *           *
  14  Metairie              *           *
1010  Argentina             *           *
2010  Holbrook              *           *
2011  Egg Harbor            *           *
2012  Garden City Park      *           *
2019  College Park          *           *
2021  Norristown            *           *
2026  Beltsville            *           *
2029  Norfolk               *           *
2030  Memphis               *           *
2033  Greensboro            *           *
2034  Nashville             *           *
2035  Charlotte             *           *
2036  Syracuse              *           *
2037  Richmond              *           *
2038  Pittsburgh            *           *
2039  Valley Cottage        *           *
2040  Raleigh               *           *
2042  Columbia              *           *
2043  Waterbury             *           *
2044  Philadelphia          *           *
2046  Upper Saddle Riv      *           *
2048  Rhode Island          *           *
2049  Louisville            *           *
2050  Central NJ            *           *
2051  Merrimack             *           *
2052  Norcross              *           *
2053  Marietta              *           *
2054  New York              *           *
3009  Tucson                *           *
3013  Costa Mesa            *           *
3014  Laguna Hills          *           *
3017  Phoenix East          *           *
3019  Seattle               *           *
3022  Colorado              *           *
3023  Rohnert Park          *           *
3024  Las Vegas             *           *
3027  Albuquerque           *           *
3028  Anaheim               *           *
3030  San Diego             *           *
3031  Phoenix West          *           *
3033  Salt Lake City        *           *
3037  Portland              *           *
3038  Upland                *           *
3039  San Francisco         *           *
3040  San Marcos            *           *
3045  Hawaii                *           *
3048  Spokane               *           *
3049  Concord               *           *
3051  Gardena               *           *
4000  Addison               *           *
4001  Columbus              *           *
4014  Indiana               *           *
4017  Erlanger              *           *
4022  Toledo                *           *
4024  St. Louis             *           *
4026  Rockford              *           *
4027  Waukegan              *           *
4028  Detroit               *           *
4029  Minneapolis           *           *
4031  Des Moines            *           *
4032  Milwaukee             *           *
4033  Brookfield            *           *

BCT International, Inc.
Actual and Projected System Sales with Projected Royalty Sales

                                                                 System Sales
                            -----------------------------------------------------------------------------------------
                                               Actual                                    Projected
                            -----------------------------------------------------------------------------------------
Plant Location                FY 1999         FY 2000        FY 2001         FY 2002         FY 2003        FY 2004
---------------------------------------------------------------------------------------------------------------------
 4034 Kansas City                      *              *               *               *              *              *
 4035 Akron                            *              *               *               *              *              *
 4036 Cleveland                        *              *               *               *              *              *
 6007 San Antonio                      *              *               *               *              *              *
 6009 Houston                          *              *               *               *              *              *
 6011 Oklahoma City                    *              *               *               *              *              *
 6012 Dallas                           *              *               *               *              *              *
 6014 Austin                           *              *               *               *              *              *
 7001 Mississauga                      *              *               *               *              *              *
 7002 Toronto                          *              *               *               *              *              *
 7004 Kitchener                        *              *               *               *              *              *
 7007 Ottawa                           *              *               *               *              *              *
 7008 Calgary                          *              *               *               *              *              *
 7009 Atlantic Canada                  *              *               *               *              *              *
 7010 Vancouver                        *              *               *               *              *              *
 7015 Quebec                           *              *               *               *              *              *
                            -----------------------------------------------------------------------------------------
      Totals                $105,328,121   $107,685,301   $7107,185,301   $3101,551,214   $ 94,688,309   $ 93,826,516
                            =========================================================================================

   15 Bradenton                        -              -               -               -              -              -
   18 Port St. Lucie                   -              -               -               -              -              -
 1000 Delray Beach                     -              -               -               -              -              -
 1002 Milwaukee                        -              -               -               -              -              -
 1003 Sun Praire                       -              -               -               -              -              -
 1005 Ft. Lauderdale                   -              -               -               -              -              -
 1007 WPG                              -              -               -               -              -              -
 1008 Neenah                           -              -               -               -              -              -
 1010 BCD Cargo                        -              -               -               -              -              -
 1012 Chicago                          -              -               -               -              -              -
 1016 Tampa                            -              -               -               -              -              -
 1022                                  -              -               -               -              -              -
 1026 Oskosh                           -              -               -               -              -              -
 1029 Boynton Beach                    -              -               -               -              -              -
 1030                                  -              -               -               -              -              -
 1031 Amesbury                         -              -               -               -              -              -
 1033 Copymax                          -              -               -               -              -              -
 3047 Sacramento                       -              -               -               -              -              -
 3051                                  -              -               -               -              -              -
                            -----------------------------------------------------------------------------------------
        Totals              $105,328,121   $107,685,767   $ 107,185,301   $ 101,551,214   $ 94,688,309   $ 93,826,516
                            =========================================================================================

10K Reported                $105,000,000   $107,000,000   $ 108,000,000
High Plant                  $  3,595,387   $  3,806,428   $   3,723,336   $   3,663,390   $  3,844,675   $  4,036,909
Average Plant                  1,210,668      1,237,767       1,232,015       1,167,255      1,088,371      1,078,466
Median Plant                     972,334      1,045,389       1,125,191       1,007,492        914,929        875,628
Low Plant                         12,785              -          68,330               -              -             --

Total Top 10 Plants         $ 27,029,595   $ 28,114,873   $  27,146,357   $ 526,810,424   $ 27,156,727   $ 27,691,457
Total Top 20 Plants           45,156,731     46,974,683      46,045,662      44,955,726     45,064,845     45,611,841
Total Top 30 Plants           59,478,452     61,625,333      60,668,063      59,597,446     59,648,800     60,188,854

As % of Total Plants Sales
Top 10 Plants                       25.7%          26.1%           25.3%           26.4%          28.7%          29.5%
Top 20 Plants                       42.9%          43.6%           43.0%           44.3%          47.6%          48.6%
Top 30 Plants                       56.5%          57.2%           56.6%           58.7%          63.0%          64.1%

As % of Plants
Number of Plants                      87             86              87              83             74             74
Top 10 Plants                       11.5%          11.6%           11.5%           12.0%          13.5%          13.5%
Top 20 Plants                       23.0%          23.3%           23.0%           24.1%          27.0%          27.0%
Top 30 Plants                       34.5%          34.9%           34.5%           36.1%          40.5%          40.5%

                                                        Growth                                Compound Growth
                            ------------------------------------------------------------   ---------------------
                                       Actural                       Projected              Actural   Projected   Effective
                            ----------------------------  ------------------------------   ---------------------
 Plant Location             FY 2000   FY 2001   5 m FY02   FY 2002   FY 2003    FY 2004    '99-'0'     99-'0'      Royalty
 ---------------------------------------------------------------------------------------   ---------------------- ---------
 4034 Kansas City                 *         *         *         *         *           *         *          *          *
 4035 Akron                       *         *         *         *         *           *         *          *          *
 4036 Cleveland                   *         *         *         *         *           *         *          *          *
 6007 San Antonio                 *         *         *         *         *           *         *          *          *
 6009 Houston                     *         *         *         *         *           *         *          *          *
 6011 Oklahoma City               *         *         *         *         *           *         *          *          *
 6012 Dallas                      *         *         *         *         *           *         *          *          *
 6014 Austin                      *         *         *         *         *           *         *          *          *
 7001 Mississauga                 *         *         *         *         *           *         *          *          *
 7002 Toronto                     *         *         *         *         *           *         *          *          *
 7004 Kitchener                   *         *         *         *         *           *         *          *          *
 7007 Ottawa                      *         *         *         *         *           *         *          *          *
 7008 Calgary                     *         *         *         *         *           *         *          *          *
 7009 Atlantic Canada             *         *         *         *         *           *         *          *          *
 7010 Vancouver                   *         *         *         *         *           *         *          *          *
 7015 Quebec                      *         *         *         *         *           *         *          *          *

      Totals                   2.24%    -0.46     -5.05%   - 5.26%    -6.76%      -0.91%     0.88%     -2.29%

   15 Bradenton                   *         *         *         *         *           *
   18 Port St. Lucie              *         *         *         *         *           *
 1000 Delray Beach                *         *         *         *         *           *
 1002 Milwaukee                   *         *         *         *         *           *
 1003 Sun Praire                  *         *         *         *         *           *
 1005 Ft. Lauderdale              *         *         *         *         *           *
 1007 WPG                         *         *         *         *         *           *
 1008 Neenah                      *         *         *         *         *           *
 1010 BCD Cargo                   *         *         *         *         *           *
 1012 Chicago                     *         *         *         *         *           *
 1016 Tampa                       *         *         *         *         *           *
 1022                             *         *         *         *         *           *
 1026 Oskosh                      *         *         *         *         *           *
 1029 Boynton Beach               *         *         *         *         *           *
 1030                             *         *         *         *         *           *
 1031 Amesbury                    *         *         *         *         *           *
 1033 Copymax                     *         *         *         *         *           *
 3047 Sacramento                  *         *         *         *         *           *
 3051                             *         *         *         *         *           *

        Totals                 2.24%    -0.46     -5.01%    -5.26%     -6.76%      -0.91%

10K Reported

High Plant                     5.87%    -2.18%       na      4.95%     4.95%       5.00%     1.76%      2.34%
Average Plant                  2.24%    -0.46%       na     -6.76%    -6.76%      -0.91%     0.88%     -2.29%
Median Plant                   7.51%     7.63%       na     -9.19%   -9.19%       -4.30%     7.57%     -2.07%
Low Plant                    100.00%       na        na        na        na          na    131.18    -100.00%

Total Top 10 Plants            4.02%    -3.44%       na      1.29%     1.29%       1.97%     0.22%      0.49%
Total Top 20 Plants            4.03%    -1.98%       na      0.24%     0.24%       1.21%     0.98%      0.20%
Total Top 30 Plants            3.61%    -1.55%       na      0.09%     0.09%       0.91%     1.00%      0.24

As % of Total Plants Sales
Top 10 Plants
Top 20 Plants
Top 30 Plants

As % of Plants
Number of Plants
Top 10 Plants
Top 20 Plants
Top 30 Plants

                                                                Projected Net Royalties                 Actual Sales
                                                           ----------------------------------    -------------------------
 Plant Location                                            FY 2002      FY 2003     FY 2004      5 m FY02        5 m FY0
 --------------------------------------------------------------------------------------------------------------------------
 4034 Kansas City                                            40,967        34,822      29,599        304,747        367,989
 4035 Akron                                                  91,869        96,463     101,286        628,731        591,558
 4036 Cleveland                                              81,311        85,376      89,645        565,770        481,043
 6007 San Antonio                                                 *             *           *              *              *
 6009 Houston                                                     *             *           *              *              *
 6011 Oklahoma City                                               *             *           *              *              *
 6012 Dallas                                                      *             *           *              *              *
 6014 Austin                                                      *             *           *              *              *
 7001 Mississauga                                                 *             *           *              *              *
 7002 Toronto                                                     *             *           *              *              *
 7004 Kitchener                                                   *             *           *              *              *
 7007 Ottawa                                                      *             *           *              *              *
 7008 Calgary                                                     *             *           *              *              *
 7009 Atlantic Canada                                             *             *           *              *              *
 7010 Vancouver                                                   *             *           *              *              *
 7015 Quebec                                                      *             *           *              *              *
                                                          -----------------------------------   ---------------------------
      Totals                                              5,277,154     4,937,202   4,889,383   $ 42,779,499   $ 45,053,863
                                                                                                ===========================

   15 Bradenton                                                                                            -              -
   18 Port St. Lucie                                                                                       -              -
 1000 Delray Beach                                                                                         -              -
 1002 Milwaukee                                                                                            -              -
 1003 Sun Praire                                                                                           -              -
 1005 Ft. Lauderdale                                                                                       -              -
 1007 WPG                                                                                                  -              -
 1008 Neenah                                                                                               -              -
 1010 BCD Cargo                                                                                            -              -
 1012 Chicago                                                                                              -              -
 1016 Tampa                                                                                                -              -
 1022                                                                                                      -              -
 1026 Oskosh                                                                                               -              -
 1029 Boynton Beach                                                                                        -              -
 1030                                                                                                      -              -
 1031 Amesbury                                                                                             -              -
 1033 Copymax                                                                                              -              -
 3047 Sacramento                                                                                           *              *
 3051                                                                                                      -              -
                                                                                                ---------------------------
        Totals                                                                                  $ 42,897,611   $ 45,161,173
                                                                                                ===========================

10K Reported

High Plant
Average Plant
Median Plant
Low Plant

Total Top 10 Plants
Total Top 20 Plants
Total Top 30 Plants

As % of Total Plants Sales       Less Canadian Exch        (120,000)      (60,000)    (60,000)
Top 10 Plants                    Net royalty             $5,157,154    $4,877,202  $4,829,383
Top 20 Plants
Top 30 Plants                    Eff royalty rate              5.08%         5.15%       5.15%

As % of Plants
Number of Plants
Top 10 Plants
Top 20 Plants
Top 30 Plants

BCT International, Inc.
Actual and Projected Paper Sales

                                          Paper Sales                                                         Growth
                        -------------------------------------------------------------------------------------------------
                                   Actual                            Projected                Actual
                        -------------------------------------------------------------------------------------------------
Plant Location          FY 1999   FY 2000      FY 2001     FY 2002    FY 2003     FY 2004    FY 2000   FY 2001   5 m FY02
-------------------------------------------------------------------------------------------------------------------------
    1 Fort Lauderdale       *        *            *            *         *           *          *         *          *
    2 Port St. Lucie        *        *            *            *         *           *          *         *          *
    7 Miami                 *        *            *            *         *           *          *         *          *
    8 Orlando               *        *            *            *         *           *          *         *          *
    9 Tampa                 *        *            *            *         *           *          *         *          *
   10 Jacksonville          *        *            *            *         *           *          *         *          *
   12 Mobile                *        *            *            *         *           *          *         *          *
   13 Jackson               *        *            *            *         *           *          *         *          *
   14 Metairie              *        *            *            *         *           *          *         *          *
 1010 Argentina             *        *            *            *         *           *          *         *          *
 2010 Holbrook              *        *            *            *         *           *          *         *          *
 2011 Egg Harbor            *        *            *            *         *           *          *         *          *
 2012 Garden City Park      *        *            *            *         *           *          *         *          *
 2019 College Park          *        *            *            *         *           *          *         *          *
 2021 Norristown            *        *            *            *         *           *          *         *          *
 2026 Beltsville            *        *            *            *         *           *          *         *          *
 2029 Norfolk               *        *            *            *         *           *          *         *          *
 2030 Memphis               *        *            *            *         *           *          *         *          *
 2033 Greensboro            *        *            *            *         *           *          *         *          *
 2034 Nashville             *        *            *            *         *           *          *         *          *
 2035 Charlotte             *        *            *            *         *           *          *         *          *
 2036 Syracuse              *        *            *            *         *           *          *         *          *
 2037 Richmond              *        *            *            *         *           *          *         *          *
 2038 Pittsburgh            *        *            *            *         *           *          *         *          *
 2039 Valley Cottage        *        *            *            *         *           *          *         *          *
 2040 Raleigh               *        *            *            *         *           *          *         *          *
 2042 Columbia              *        *            *            *         *           *          *         *          *
 2043 Waterbury             *        *            *            *         *           *          *         *          *
 2044 Philadelphia          *        *            *            *         *           *          *         *          *
 2046 Upper Saddle Riv      *        *            *            *         *           *          *         *          *
 2048 Rhode Island          *        *            *            *         *           *          *         *          *
 2049 Louisville            *        *            *            *         *           *          *         *          *
 2050 Central NJ            *        *            *            *         *           *          *         *          *
 2051 Merrimack             *        *            *            *         *           *          *         *          *
 2052 Norcross              *        *            *            *         *           *          *         *          *
 2053 Marietta              *        *            *            *         *           *          *         *          *
 2054 New York              *        *            *            *         *           *          *         *          *
 3009 Tucson                *        *            *            *         *           *          *         *          *
 3013 Costa Mesa            *        *            *            *         *           *          *         *          *
 3014 Laguna Hills          *        *            *            *         *           *          *         *          *
 3017 Phoenix East          *        *            *            *         *           *          *         *          *
 3019 Seattle               *        *            *            *         *           *          *         *          *
 3022 Colorado              *        *            *            *         *           *          *         *          *
 3023 Rohnert Park          *        *            *            *         *           *          *         *          *
 3024 Las Vegas             *        *            *            *         *           *          *         *          *
 3027 Albuquerque           *        *            *            *         *           *          *         *          *
 3028 Anaheim               *        *            *            *         *           *          *         *          *
 3030 San Diego             *        *            *            *         *           *          *         *          *
 3031 Phoenix West          *        *            *            *         *           *          *         *          *
 3033 Salt Lake City        *        *            *            *         *           *          *         *          *
 3037 Portland              *        *            *            *         *           *          *         *          *
 3038 Upland                *        *            *            *         *           *          *         *          *
 3039 San Francisco         *        *            *            *         *           *          *         *          *
 3040 San Marcos            *        *            *            *         *           *          *         *          *
 3045 Hawaii                *        *            *            *         *           *          *         *          *
 3048 Spokane               *        *            *            *         *           *          *         *          *
 3049 Concord               *        *            *            *         *           *          *         *          *
 3051 Gardena               *        *            *            *         *           *          *         *          *
 4000 Addison               *        *            *            *         *           *          *         *          *
 4001 Columbus              *        *            *            *         *           *          *         *          *
 4014 Indiana               *        *            *            *         *           *          *         *          *
 4017 Erlanger              *        *            *            *         *           *          *         *          *
 4022 Toledo                *        *            *            *         *           *          *         *          *
 4024 St. Louis             *        *            *            *         *           *          *         *          *
 4026 Rockford              *        *            *            *         *           *          *         *          *
 4027 Waukegan              *        *            *            *         *           *          *         *          *
 4028 Detroit               *        *            *            *         *           *          *         *          *
 4029 Minneapolis           *        *            *            *         *           *          *         *          *
 4031 Des Moines            *        *            *            *         *           *          *         *          *
 4032 Milwaukee             *        *            *            *         *           *          *         *          *
 4033 Brookfield            *        *            *            *         *           *          *         *          *

                                                                        Compound Growth
                              ------------------------------       -------------------------
                                          Projected                 Actual        Projected           Actual Sales
                              ------------------------------       -------------------------  -------------------------
Plant Location                 FY 2002     FY 2003   FY 2004       '00-'01        '00-'04     5 m FY02        5 m FY01
------------------------------------------------------------       -------------------------  -------------------------
    1 Fort Lauderdale             *           *         *             *               *           *               *
    2 Port St. Lucie              *           *         *             *               *           *               *
    7 Miami                       *           *         *             *               *           *               *
    8 Orlando                     *           *         *             *               *           *               *
    9 Tampa                       *           *         *             *               *           *               *
   10 Jacksonville                *           *         *             *               *           *               *
   12 Mobile                      *           *         *             *               *           *               *
   13 Jackson                     *           *         *             *               *           *               *
   14 Metairie                    *           *         *             *               *           *               *
 1010 Argentina                   *           *         *             *               *           *               *
 2010 Holbrook                    *           *         *             *               *           *               *
 2011 Egg Harbor                  *           *         *             *               *           *               *
 2012 Garden City Park            *           *         *             *               *           *               *
 2019 College Park                *           *         *             *               *           *               *
 2021 Norristown                  *           *         *             *               *           *               *
 2026 Beltsville                  *           *         *             *               *           *               *
 2029 Norfolk                     *           *         *             *               *           *               *
 2030 Memphis                     *           *         *             *               *           *               *
 2033 Greensboro                  *           *         *             *               *           *               *
 2034 Nashville                   *           *         *             *               *           *               *
 2035 Charlotte                   *           *         *             *               *           *               *
 2036 Syracuse                    *           *         *             *               *           *               *
 2037 Richmond                    *           *         *             *               *           *               *
 2038 Pittsburgh                  *           *         *             *               *           *               *
 2039 Valley Cottage              *           *         *             *               *           *               *
 2040 Raleigh                     *           *         *             *               *           *               *
 2042 Columbia                    *           *         *             *               *           *               *
 2043 Waterbury                   *           *         *             *               *           *               *
 2044 Philadelphia                *           *         *             *               *           *               *
 2046 Upper Saddle Riv            *           *         *             *               *           *               *
 2048 Rhode Island                *           *         *             *               *           *               *
 2049 Louisville                  *           *         *             *               *           *               *
 2050 Central NJ                  *           *         *             *               *           *               *
 2051 Merrimack                   *           *         *             *               *           *               *
 2052 Norcross                    *           *         *             *               *           *               *
 2053 Marietta                    *           *         *             *               *           *               *
 2054 New York                    *           *         *             *               *           *               *
 3009 Tucson                      *           *         *             *               *           *               *
 3013 Costa Mesa                  *           *         *             *               *           *               *
 3014 Laguna Hills                *           *         *             *               *           *               *
 3017 Phoenix East                *           *         *             *               *           *               *
 3019 Seattle                     *           *         *             *               *           *               *
 3022 Colorado                    *           *         *             *               *           *               *
 3023 Rohnert Park                *           *         *             *               *           *               *
 3024 Las Vegas                   *           *         *             *               *           *               *
 3027 Albuquerque                 *           *         *             *               *           *               *
 3028 Anaheim                     *           *         *             *               *           *               *
 3030 San Diego                   *           *         *             *               *           *               *
 3031 Phoenix West                *           *         *             *               *           *               *
 3033 Salt Lake City              *           *         *             *               *           *               *
 3037 Portland                    *           *         *             *               *           *               *
 3038 Upland                      *           *         *             *               *           *               *
 3039 San Francisco               *           *         *             *               *           *               *
 3040 San Marcos                  *           *         *             *               *           *               *
 3045 Hawaii                      *           *         *             *               *           *               *
 3048 Spokane                     *           *         *             *               *           *               *
 3049 Concord                     *           *         *             *               *           *               *
 3051 Gardena                     *           *         *             *               *           *               *
 4000 Addison                     *           *         *             *               *           *               *
 4001 Columbus                    *           *         *             *               *           *               *
 4014 Indiana                     *           *         *             *               *           *               *
 4017 Erlanger                    *           *         *             *               *           *               *
 4022 Toledo                      *           *         *             *               *           *               *
 4024 St. Louis                   *           *         *             *               *           *               *
 4026 Rockford                    *           *         *             *               *           *               *
 4027 Waukegan                    *           *         *             *               *           *               *
 4028 Detroit                     *           *         *             *               *           *               *
 4029 Minneapolis                 *           *         *             *               *           *               *
 4031 Des Moines                  *           *         *             *               *           *               *
 4032 Milwaukee                   *           *         *             *               *           *               *
 4033 Brookfield                  *           *         *             *               *           *               *

BCT International, Inc.
Actual and Projected Paper Sales

                                                          Paper Sales                                                       Growth
                         ---------------------------------------------------------------------------- -----------------------------
                                          Actual                               Projected                      Actual
                         -------------------------------------  ------------------------------------- ----------------------------
Plant    Location          FY 1999       FY 2000     FY 2001      FY 2002       FY 2003     FY 2004    FY 2000  FY 2001  5 m FY02
----------------------------------------------------------------------------------------------------- -----------------------------
4034 Kansas City                   -             *            *            *            *            *      *         *         *
4035 Akron                         -             *            *            *            *            *      *         *         *
4036 Cleveland                     -             *            *            *            *            *      *         *         *
6007 San Antonio                   -             *            *            *            *            *      *         *         *
6009 Houston                       -             *            *            *            *            *      *         *         *
6011 Oklahoma City                 -             *            *            *            *            *      *         *         *
6012 Dallas                        -             *            *            *            *            *      *         *         *
6014 Austin                        -             *            *            *            *            *      *         *         *
7001 Mississauga                   -             *            *            *            *            *      *         *         *
7002 Toronto                       -             *            *            *            *            *      *         *         *
7004 Kitchener                     -             *            *            *            *            *      *         *         *
7007 Ottawa                        -             *            *            *            *            *      *         *         *
7008 Calgary                       -             *            *            *            *            *      *         *         *
7009 Atlantic Canada               -             *            *            *            *            *      *         *         *
7010 Vancouver                     -             *            *            *            *            *      *         *         *
7015 Quebec                        -             *            *            *            *            *      *         *         *
                                   -             *            *            *            *            *      *         *         *
                         -----------------------------------------------------------------------------
     Totals              $         -   $13,275,000  $13,455,224  $12,557,761  $11,720,158  $10,938,423     na      1.35%     16.7%
                         =============================================================================

  15 Bradenton           $         -   $         *            *            *            *            *      *         *         *
  18 Port St. Lucie                -             *            *            *            *            *      *         *         *
1000 Delray Beach                  -             *            *            *            *            *      *         *         *
1002 Milwaukee                     -             *            *            *            *            *      *         *         *
1003 Sun Praire                    -             *            *            *            *            *      *         *         *
1005 Ft. Lauderdale                -             *            *            *            *            *      *         *         *
1007 WPG                           -             *            *            *            *            *      *         *         *
1008 Neenah                        -             *            *            *            *            *      *         *         *
1010 BCD Cargo                     -             *            *            *            *            *      *         *         *
1012 Chicago                       -             *            *            *            *            *      *         *         *
1016 Tampa                         -             *            *            *            *            *      *         *         *
1022                               -             *            *            *            *            *      *         *         *
1026 Oskosh                        -             *            *            *            *            *      *         *         *
1029 Boynton Beach                 -             *            *            *            *            *      *         *         *
1030                               -             *            *            *            *            *      *         *         *
1031 Amesbury                      -             *            *            *            *            *      *         *         *
1033 Copymax                       -             *            *            *            *            *      *         *         *
3047 Sacremento                    -             *            *            *            *            *      *         *         *
3051                               -             *            *            *            *            *      *         *         *

                         -----------------------------------------------------------------------------
     Totals              $         -   $13,641,000  $13,455,224  $12,557,761  $11,720,158  $10,938,423     na     -1.37%     17.2%
                         =============================================================================

10K Reported             $12,817,000  $13,881,000  $13,424,000
                         =====================================

High Plant               $         -  $   562,184  $   576,980  $   538,495  $   502,578  $   469,056     na      2.63%       na
Average Plant                      -      152,593      154,658      144,342      134,714      125,729     na      1.35%       na
Median Plant                       -      126,770      132,394      123,563      115,322      107,630     na      4.44%       na
Low Plant                          -        9,193           73           68           64           59     na    -99.21%       na

Total Top 10 Plants      $         -  $ 3,831,955  $ 3,820,878  $ 3,566,025  $ 3,328,172  $ 3,106,182     na     -0.29%       na
Total Top 20 Plants                -    6,142,096    6,192,476    5,779,438    5,393,949    5,034,173     na      0.82%       na
Total Top 30 Plants                -    7,966,964    8,050,597    7,513,622    7,012,464    6,544,732     na      1.05%       na

As % of Total Plants
 Sales
Top 10 Plants                     na         28.9%        28.4%        28.4%        28.4%        28.4%
Top 20 Plants                     na         46.3%        46.0%        46.0%        46.0%        46.0%
Top 30 Plants                     na         60.0%        59.8%        59.8%        59.8%        59.8%

As% of Plants
Number of Plants                   -           87           87           87           87           87
Top 10 Plants                     na         11.5%        11.5%        11.5%        11.5%        11.5%
Top 20 Plants                     na         23.0%        23.0%        23.0%        23.0%        23.0%
Top 30 Plants                     na         34.5%        34.5%        34.5%        34.5%        34.5%

                                                         Compound Growth
                         ---------------------------  ---------------------
                               Projected                Actual   Projected       Actual Sales
                         ---------------------------  ---------------------  -----------------------
Plant    Location         FY 2002  FY 2003  FY 2004    '00-'01'    00-'04     5 m FY02     5 m FY01
----------------------------------------------------  ---------------------  -----------------------
4034 Kansas City               *        *        *          *          *              *            *
4035 Akron                     *        *        *          *          *              *            *
4036 Cleveland                 *        *        *          *          *              *            *
6007 San Antonio               *        *        *          *          *              *            *
6009 Houston                   *        *        *          *          *              *            *
6011 Oklahoma City             *        *        *          *          *              *            *
6012 Dallas                    *        *        *          *          *              *            *
6014 Austin                    *        *        *          *          *              *            *
7001 Mississauga               *        *        *          *          *              *            *
7002 Toronto                   *        *        *          *          *              *            *
7004 Kitchener                 *        *        *          *          *              *            *
7007 Ottawa                    *        *        *          *          *              *            *
7008 Calgary                   *        *        *          *          *              *            *
7009 Atlantic Canada           *        *        *          *          *              *            *
7010 Vancouver                 *        *        *          *          *              *            *
7015 Quebec                    *        *        *          *          *              *            *

                                                                             -----------------------
     Totals                -6.67%   -6.67%   -6.67%      1.35%     -4.73%    $5,231,871  $ 4,481,658
                                                                             =======================

  15 Bradenton           $     *        *        *
  18 Port St. Lucie            *        *        *                                    *            *
1000 Delray Beach              *        *        *                                    *            *
1002 Milwaukee                 *        *        *                                    *            *
1003 Sun Praire                *        *        *                                    *            *
1005 Ft. Lauderdale            *        *        *                                    *            *
1007 WPG                       *        *        *                                    *            *
1008 Neenah                    *        *        *                                    *            *
1010 BCD Cargo                 *        *        *                                    *            *
1012 Chicago                   *        *        *                                    *            *
1016 Tampa                     *        *        *                                    *            *
1022                           *        *        *                                    *            *
1026 Oskosh                    *        *        *                                    *            *
1029 Boynton Beach             *        *        *                                    *            *
1030                           *        *        *                                    *            *
1031 Amesbury                  *        *        *                                    *            *
1033 Copymax                   *        *        *                                    *            *
3047 Sacremento                *        *        *                                    *            *
3051                           *        *        *                                    *            *

                                                                             -----------------------
     Totals                -6.67%   -6.67%   -6.67%                          $5,293,871  $ 4,515,258
                                                                             =======================

10K Reported


High Plant                 -6.67%   -6.67%   -6.67%
Average Plant              -6.67%   -6.67%   -6.67%
Median Plant               -6.67%   -6.67%   -6.67%
Low Plant                  -6.67%   -6.67%   -6.67%

Total Top 10 Plants        -6.67%   -6.67%   -6.67%
Total Top 20 Plants        -6.67%   -6.67%   -6.67%
Total Top 30 Plants        -6.67%   -6.67%   -6.67%

As % of Total Plants
 Sales
Top 10 Plants
Top 20 Plants
Top 30 Plants

As% of Plants
Number of Plants
Top 10 Plants
Top 20 Plants
Top 30 Plants

                             BCT International, Inc.


                           Financial History Analysis

                                                               [LOGO] CAPITALINK

                                                        Smart Investment Banking

 Comparative Summary Income Statements
($ in thousands except per share)

                                                                                                                for 6 months ended
                                                                  for years ended February 28/29,                    August 31,
                                                          ---------------------------------------------     ------------------------
                                                            1997     1998      1999    2000      2001          2000       2001
                                                          ---------------------------------------------     ------------------------
Royalties and Franchise Fees                              $  4,852  $ 4,921  $ 5,356 $  5,394  $  5,267     $  2,757    $  2,614
Paper and Printing Sales                                    10,118   11,734   12,817   13,881    13,424        6,911       6,385
Sales of Franchises                                             40       44       87       27        46           24          22
Other Fees                                                       -        -        -        -       262          169         173
                                                          ----------------------------------------------    ------------------------
                                          Total Revenue   $ 15,010   16,699   18,260   19,302    18,999        9,861       9,194
                                                          ----------------------------------------------    ------------------------
Cost of Paper and Printing Sales                             8,823    9,857   10,939   11,574    11,605        5,877       5,527
Selling, General & Administrative                            5,820    4,171    4,290   16,619     6,455        2,553       3,240
Depreciation and Amortization                                  247      199      186      189       232          101         114
                                                          ---------------------------------------------     ----------- ------------
                               Total Operating Expenses     14,890   14,227   15,415   18,382    18,292        8,531       8,881
                                                          ---------------------------------------------     ------------------------
                                Operating Income (Loss)        120    2,472    2,845      920       707        1,330         313

Interest Income (Expense)                                      206      321      340      336       381          100         139
Other Income (Expense)                                           -        2        6      952        49            -           -
                                                          ---------------------------------------------     ------------------------
                                  Pre-Tax Income (Loss)        326    2,795    3,191    2,208     1,137        1,430         452
Income Tax (Benefit)                                            54      986      690      837       442          557         176
                                                          ---------------------------------------------     ------------------------
     Income (Loss) from Continuing Operations                  272    1,809    2,501    1,371       695          873)        276

Discontinued Operations, net of Taxes                         (657)    (244)    (327)    (357)      (31)         (31)          -
                                                          ---------------------------------------------     ------------------------
                                      Net Income (Loss)   $   (385) $ 1,565  $ 2,174 $  1,014  $    664     $    842    $    276
                                                          =============================================     ========================
Property & Equipement Depreciation & Amortization         $    221  $   173  $   160 $    163  $    206     $     87    $    100
Total Depreciation & Amortization                         =============================================     ========================
                                                          $    247  $   199  $   186 $    189  $    232     $    101    $    114
Capital Expenditures, net of Disposals (CAPEX, net)       =============================================     ========================
                                                          $    240  $    88  $    82 $    262  $    150     $    132    $     51
                                                          =============================================     ========================
Basic Earnings Per Share:
   From Continuing Operations                             $   0.05  $  0.35  $  0.47 $   0.26  $   0.13     $   0.17    $   0.05
                                                          =============================================     ========================
   From Extraordinary Items                               $  (0.13) $ (0.05) $ (0.06)$   0.07) $  (0.01)    $  (0.01)   $      -
                                                          ---------------------------------------------     ------------------------
   Net Income (Loss)                                      $  (0.08) $  0.30  $  0.41 $   0.19  $   0.13     $   0.16    $   0.05
                                                          =============================================     ========================
Weighted Average Shares Outstanding (thousands)              5,018  $ 5,230  $ 5,323    5,257     5,214        5,231    $  5,124
                                                          =============================================     ========================
Diluted Earnings Per Share:
   From Continuing Operations                             $   0.05  $  0.33  $ 0.45$ $  0.25   $   0.13     $   0.17    $   0.05
                                                          =============================================     ========================
   From Extraordinary Items                               $  (0.13) $  0.33  $  0.28 $   0.39  $   0.19     $   0.13    $   0.16
                                                          =============================================     =-======================
   Net Income (Loss)                                      $  (0.08) $ (0.04) $ (0.06)$  (0.07) $ (0.01)     $  (0.01)   $      -
                                                          =============================================     ========================
Weighted Average Shares Outstanding (thousands)              5,018    5,540    5,596    5,388    5,235         5,246      5,124
                                                          =============================================     ========================
------------------------------------------------------------------------------------------------------------------------------------

                                                         LTM
                                                      August 31,
                                                     -----------
                                                        2001
                                                     -----------
Royalties and Franchise Fees                         $     5,124
Paper and Printing Sales                                  12,898
Sales of Franchises                                           44
Other Fees                                                   266
                                                     -----------
                                      Total Revenue       18,332
                                                     -----------
Cost of Paper and Printing Sales                          11,255
Selling, General & Administrative                          7,142
Depreciation and Amortization                                245
                                                     -----------
                           Total Operating Expenses       18,642
                                                     -----------
                             Operating Income (Loss         (310)

 Interest Income (Expense)                                   420
 Other Income (Expense)                                       49
                                                     -----------
                              Pre-tax Income (Loss)          159
 Income Tax (Benefit)                                         61
                                                     -----------
           Income (Loss) from Continuing Operations           98

 Discontinued Operations, net of Taxes                         -
                                                     -----------
                                  Net Income (Loss)  $        98
                                                     ===========
Property & Equipement Depreciation & Amortization    $       219
                                                     ===========
Total Depreciation & Amortization                    $       245
                                                     ===========
Capital Expenditures, net of Disposals (CAPEX, net)  $        69
                                                     ===========
Basic Earnings Per Share:
   From Continuing Operations                        $      0.01
                                                     ===========
   From Extraordinary Items                          $         -
                                                     ===========
   Net Income (Loss)                                 $      0.02
                                                     ===========
Weighted Average Shares Outstanding (thousands)
Diluted Earnings Per Share:
   From Continuing Operations                        $      0.01
                                                     ===========
   From Extraordinary Items                          $         -
                                                     ===========
   Net Income (Loss)                                 $      0.02
                                                     ===========
Weighted Average Shares Outstanding (thousands)
--------------------------------------------------------------------------------

Sources of information: Company Financial Statements and Management

Common Sized Summary Income Statements

                                                                                                     for 6 months ended     LTM
                                                            for years ended February 28/29,               August 31,     August 31,
                                                    -----------------------------------------------  ------------------  ----------
                                                      1997      1998      1999      2000      2001     2000       2001       2001
                                                    -----------------------------------------------  ------------------  ----------
Royalties and Franchise Fees                          32.3%     29.5%     29.3%     27.9%     27.7%    28.0%      28.4%       28.0%
Paper and Printing Sales                              67.4%     70.3%     70.2%     71.9%     70.7%    70.1%      69.4%       70.4%
Sales of Franchises                                    0.3%      0.3%      0.5%      0.1%      0.2%     0.2%       0.2%        0.2%
Other Fees                                             0.0%      0.0%      0.0%      0.0%      1.4%     1.7%       1.9%        1.5%
                                                    -----------------------------------------------  ------------------  ----------
                                   Total Revenue     100.0%    100.0%    100.0%    100.0%    100.0%   100.0%     100.0%      100.0%
                                                    -----------------------------------------------  ------------------  ----------

Cost of Paper and Printing Sales                      58.8%     59.0%     59.9%     60.0%     61.1%    59.6%      60.1%       61.4%
Selling, General & Administrative                     38.8%     25.0%     23.5%     34.3%     34.0%    25.9%      35.2%       39.0%
Depreciation and Amortization                          1.6%      1.2%      1.0%      1.0%      1.2%     1.0%       1.2%        1.3%
                                                    -----------------------------------------------  ------------------  ----------
                        Total Operating Expenses      99.2%     85.2%     84.4%     95.2%     96.3%    86.5%      96.6%      101.7%
                                                    -----------------------------------------------  ------------------  ----------
                         Operating Income (Loss)       0.8%     14.8%     15.6%      4.8%      3.7%    13.5%       3.4%       -1.7%

Interest Income (Expense)                              1.4%      1.9%      1.9%      1.7%      2.0%     1.0%       1.5%        2.3%
Other Income (Expense)                                 0.0%      0.0%      0.0%      4.9%      0.3%     0.0%       0.0%        0.3%
                                                    -----------------------------------------------  ------------------  ----------
                           Pre-tax Income (Loss)       2.2%     16.7%     17.5%     11.4%      6.0%    14.5%       4.9%        0.9%
Income Tax (Benefit)                                   0.4%      5.9%      3.8%      4.3%      2.3%     5.6%       1.9%        0.3%
                                                    -----------------------------------------------  ------------------  ----------
        Income (Loss) from Continuing Operations       1.8%     10.8%     13.7%      7.1%      3.7%     8.9%       3.0%        0.5%

Discontinued Operations, net of Taxes                 -4.4%     -1.5%     -1.8%     -1.8%     -0.2%    -0.3%       0.0%        0.0%
                                                    -----------------------------------------------  ------------------  ----------
                               Net Income (Loss)      -2.6%      9.4%     11.9%      5.3%      3.5%     8.5%       3.0%        0.5%
                                                    ===============================================  ==================  ==========
Property & Equiptment Depreciation & Amortization      1.5%      1.0%      0.9%      0.8%      1.1%     0.9%       1.1%        1.2%
                                                    ===============================================  ==================  ==========
Total Depreciation & Amortization                      1.6%      1.2%      1.0%      1.0%      1.2%     1.0%       1.2%        1.3%
                                                    ===============================================  ==================  ==========
Capital Expenditures, net of Disposals (CAPEX, net)    1.6%      0.5%      0.4%      1.4%      0.8%     1.3%       0.6%        0.4%
                                                    ===============================================  ==================  ==========

--------------------------
Sources of Information: Company Financial Statements and Management

Comparative Summary Balance Sheets

($ in thousands, except per share)

                                                             as of February 28/29,                       as of August 31,
                                                   --------------------------------------------------  -------------------
Assets                                               1997       1998      1999       2000      2001      2000       2001
                                                   --------------------------------------------------  -------------------
Current Assets
   Cash & Equivalents                              $    314   $    989  $  1,143   $  1,906  $  1,799  $  1,316  $   3,170
   Accounts and Notes Receivable, net                 1,641      2,418     3,252      3,293     3,568     3,100      2,043
   Inventory                                          2,468      2,354     2,122      2,359     2,352     2,648      2,375
   Deferred Income Taxes                                312        919       476        482       321       408        321
   Prepaid & Other                                      523        950     1,281        408       134       351        261
                                                   --------------------------------------------------  -------------------
                      Total Current Assets            5,258      7,630     8,274      8,448     8,174     7,823      8,170

Property & Equipment                                  1,437      1,331     1,442      1,633     1,707     1,690      1,759
Less Accumulated Depreciation                          (675)      (794)     (982)    (1,104)   (1,234)   (1,119)    (1,336)
                                                   --------------------------------------------------    -----------------
                  Property & Equipment, net             762        537       460        529       473       571        423
Accounts and Notes Receivable, net                    3,209      5,376     6,052      7,275     6,362     7,635      6,511
Deferred Income Taxes                                 1,569        214       246        722       925       819        809
Intangible Assets, net                                  337        311       284        258       232       245        219
Other Assets                                             94         89        90         89        24        24         24
                                                   --------------------------------------------------  -------------------
                                                   $ 11,229   $ 14,157  $ 15,406   $ 17,321  $ 16,190  $ 17,117  $  16,156
                                                   ==================================================  ===================
Liabilities & Stockholders' Equity
Current Liabilities
   Accounts Payable                                $  1,032   $  1,264  $    844   $  1,111  $    597  $    950  $     286
   Accrued Expenses                                     291        777       753      1,349       403       604        563
   Interest Bearing Debt                                 49        105       113        104        86       104         86
   Interest Bearing Debt, Affiliates                      -          -         -          -         -         -          -
   Other                                                272        339       311        218       167       218        167
                                                   --------------------------------------------------  -------------------
                  Total Current Liabilities           1,644      2,485     2,021      2,782     1,253     1,876      1,102

Long Term Interest Bearing Debt                         215        539       433        330       236       271        194
Long Term Interest Bearing Debt, Affiliates               -          -         -          -         -         -          -
Other Long Term                                           -          -         -        453       417       372        320
                                                   --------------------------------------------------  -------------------
                      Total Liabilities               1,859      3,024     2,454      3,565     1,906     2,519      1,616

Stockholders' Equity
   Preferred Stock                                       60         60        60          -         -         -          -
   Common Stock                                         216        223       230        233       233       233        233
   Paid in Capital                                   12,056     12,254    12,506     12,597    12,597    12,597     12,605
   Accumulated Earnings (Deficit)                    (2,403)      (845)    1,322      2,334     2,998     3,176      3,274
   Treasury Stock                                      (559)      (559)   (1,166)    (1,408)   (1,544)   (1,408)    (1,572)
                                                   --------------------------------------------------  -------------------
                  Total Stockholders' Equity          9,370     11,133    12,952     13,756    14,284    14,598     14,540
                                                   --------------------------------------------------  -------------------
                                                   $ 11,229   $ 14,157  $ 15,406   $ 17,321  $ 16,190  $ 17,117  $  16,156
                                                   ==================================================  ===================
Net Working Capital                                $  3,614   $  5,145  $  6,253   $  5,666  $  6,921  $  5,947  $   7,068
                                                   ==================================================  ===================
Book Value per Share                               $   1.73   $   2.00  $   2.25   $   2.36  $   2.45  $   2.51  $    2.49
                                                   ==================================================  ===================

--------------------------
Sources of information: Company Financial Statements and Management

Common Sized Summary Balance Sheets

                                                                 as of February 28/29,                  as of August 31,
                                                    -----------------------------------------------    ------------------
Assets                                                1997      1998      1999      2000      2001        2000      2001
                                                    -----------------------------------------------    ------------------
Current Assets
   Cash & Equivalents                                  2.8%      7.0%      7.4%     11.0%     11.1%        7.7%     19.6%
   Accounts and Notes Receivable, net                 14.6%     17.1%     21.1%     19.0%     22.0%       18.1%     12.6%
   Inventory                                          22.0%     16.6%     13.8%     13.6%     14.5%       15.5%     14.7%
   Deferred Income Taxes                               2.8%      6.5%      3.1%      2.8%      2.0%        2.4%      2.0%
   Prepaid & Other                                     4.7%      6.7%      8.3%      2.4%      0.8%        2.1%      1.6%
                                                    -----------------------------------------------    ------------------
                          Total Current Assets        46.8%     53.9%     53.7%     48.8%     50.5%       45.7%     50.6%

Property & Equipment                                  12.8%      9.4%      9.4%      9.4%     10.5%        9.9%     10.9%
Less Accumulated Depreciation                         -6.0%     -5.6%     -6.4%     -6.4%     -7.6%       -6.5%     -8.3%
                                                    -----------------------------------------------    ------------------
                     Property & Equipment, net         6.8%      3.8%      3.0%      3.1%      2.9%        3.3%      2.6%
Accounts and Notes Receivable, net                    28.6%     38.0%     39.3%     42.0%     39.3%       44.6%     40.3%
Deferred Income Taxes                                 14.0%      1.5%      1.6%      4.2%      5.7%        4.8%      5.0%
Intangible Assets, net                                 3.0%      2.2%      1.8%      1.5%      1.4%        1.4%      1.4%
Other Assets                                           0.8%      0.6%      0.6%      0.5%      0.1%        0.1%      0.1%
                                                    -----------------------------------------------    ------------------
                                                     100.0%    100.0%    100.0%    100.0%    100.0%      100.0%    100.0%
                                                    ===============================================    ==================
Liabilities & Stockholders' Equity
Current Liabilities
   Accounts Payable                                    9.2%      8.9%      5.5%      6.4%      3.7%        5.6%      1.8%
   Accrued Expenses                                    2.6%      5.5%      4.9%      7.8%      2.5%        3.5%      3.5%
   Interest Bearing Debt                               0.4%      0.7%      0.7%      0.6%      0.5%        0.6%      0.5%
   Interest Bearing Debt, Affiliates                   0.0%      0.0%      0.0%      0.0%      0.0%        0.0%      0.0%
   Other                                               2.4%      2.4%      2.0%      1.3%      1.0%        1.3%      1.0%
                                                    -----------------------------------------------    ------------------
                     Total Current Liabilities        14.6%     17.6%     13.1%     16.1%      7.7%       11.0%      6.8%

Long Term Interest Bearing Debt                        1.9%      3.8%      2.8%      1.9%      1.5%        1.6%      1.2%
Long Term Interest Bearing Debt, Affiliates            0.0%      0.0%      0.0%      0.0%      0.0%        0.0%      0.0%
Other Long Term                                        0.0%      0.0%      0.0%      2.6%      2.6%        2.2%      2.0%
                                                    -----------------------------------------------    ------------------
                             Total Liabilities        16.6%     21.4%     15.9%     20.6%     11.8%       14.7%     10.0%

Stockholders' Equity
   Preferred Stock                                     0.5%      0.4%      0.4%      0.0%      0.0%        0.0%      0.0%
   Common Stock                                        1.9%      1.6%      1.5%      1.3%      1.4%        1.4%      1.4%
   Paid in Capital                                   107.4%     86.6%     81.2%     72.7%     77.8%       73.6%     78.0%
   Accumulated Earnings (Deficit)                    -21.4%     -6.0%      8.6%     13.5%     18.5%       18.6%     20.3%
   Treasury Stock                                     -5.0%     -3.9%     -7.6%     -8.1%     -9.5%       -8.2%     -9.7%
                                                    -----------------------------------------------    ------------------
                    Total Stockholders' Equity        83.4%     78.6%     84.1%     79.4%     88.2%       85.3%     90.0%
                                                    -----------------------------------------------    ------------------
                                                     100.0%    100.0%    100.0%    100.0%    100.0%      100.0%    100.0%
                                                    ===============================================    ==================
Net Working Capital                                   32.2%     36.3%     40.6%     32.7%     42.7%       34.7%     43.7%
                                                    ===============================================    ==================

--------------------------------------
Sources of information: Company Financial Statements and Management

Comparative Financial Analysis

($ in thousands, except per share)

                                                                                                       as of & for 6     as of & for
                                                                                                       months ended          LTM
                                                    as of & for years ended February 28/29,              August 31,       August 31,
                                            --------------------------------------------------     -------------------- ------------
                                               1997      1998     1999       2000       2001          2000        2001       2001
                                            --------------------------------------------------     -------------------- ------------
Financial Review
  Revenue                                    $15,010   $16,699   $18,260   $ 19,302   $18,999       $ 9,861    $ 9,194     $18,332
  Paper and Printing Sales Gross Margin      $ 1,295   $ 1,877   $ 1,878   $  2,307   $ 1,819       $ 1,034    $   858     $ 1,643
  Operating Income                           $   120   $ 2,472   $ 2,845   $    920   $   707       $ 1,330    $   313     $  (310)
  Pre-tax Income (Loss)                      $   326   $ 2,795   $ 3,191   $  2,208   $ 1,137       $ 1,430    $   452     $   159
  Profit (Loss) from Continuing Operations   $   272   $ 1,809   $ 2,501   $  1,371   $   695       $   873    $   276     $    98
  Net Income (Loss)                          $  (385)  $ 1,565   $ 2,174   $  1,014   $   664       $   842    $   276     $    98
  Earnings before Interest & Taxes (EBIT)    $   120   $ 2,474   $ 2,851   $  1,872   $   756       $ 1,330    $   313     $  (261)
  Earnings before Interest, Tax, Deprec &    $   367   $ 2,673   $ 3,037   $  2,061   $   988       $ 1,431    $   427     $   (16)
  Amort (EBITDA)
  Basic Earnings Per Share                   $ (0.08)  $  0.30   $  0.41   $   0.19   $  0.13       $  0.16    $  0.05     $  0.02
  Diluted Earnings Per Share                 $ (0.08)  $  0.28   $  0.39   $   0.19   $  0.13       $  0.16    $  0.05     $  0.02
  Total Assets                               $11,229   $14,157   $15,406   $ 17,321   $16,190       $17,117    $16,156     $16,156
  Net Worth                                  $ 9,370   $11,133   $12,952   $ 13,756   $14,284       $14,598    $14,540     $14,540
  Tangible Net Worth                         $ 9,033   $10,822   $12,668   $ 13,498   $14,052       $14,353    $14,321     $14,321
  Total Interest Bearing Debt                $   264   $   644   $   546   $    434   $   322       $   375    $   280     $   280
  Net Interest Bearing Debt                  $   (50)  $  (345)  $  (597)  $ (1,472)  $(1,477)      $  (941)   $(2,890)    $(2,890)
  Total Capitalization                       $ 9,634   $11,777   $13,498   $ 14,190   $14,606       $14,973    $14,820     $14,820
  Common Shares Outstanding (thousands)        5,410     5,573     5,753      5,822     5,822         5,822      5,828       5,828
  Book Value per Share                       $  1.73   $  2.00   $  2.25   $   2.36   $  2.45       $  2.51    $  2.49     $  2.49
  Tangible Book Value per Share              $  1.67   $  1.94   $  2.20   $   2.32   $  2.41       $  2.47    $  2.46     $  2.46

Financial Strength
  Quick Ratio                                    1.7       2.1       3.0        2.2       4.6           2.8        5.3         5.3
  Current Ratio                                  3.2       3.1       4.1        3.0       6.5           4.2        7.4         7.4
  Total Liabilities to Net Worth                19.8%     27.2%     18.9%      25.9%     13.3%         17.3%      11.1%       11.1%
  Total Interest Bearing Debt to Net Worth       2.8%      5.8%      4.2%       3.2%      2.3%          2.6%       1.9%        1.9%
  Total Interest Bearing Debt to Total           2.7%      5.5%      4.0%       3.1%      2.2%          2.5%       1.9%        1.9%
  Capitalization
  Net Interest Bearing Debt to Total            -0.5%     -2.9%     -4.4%     -10.4%    -10.1%         -6.3%     -19.5%      -19.5%
  Capitalization
  Interest Expense to Interest Bearing Debt       na        na        na         na        na            na         na          na
  Total Interest Bearing Debt to EBITDA          0.7       0.2       0.2        0.2       0.3           0.3        0.7          na
  EBITDA to Interest Expense                      na        na        na         na        na            na         na          na
  EBITDA less CAPEX, net to Interest Expense      na        na        na         na        na            na         na          na

Effectiveness and Efficiency
  Accounts Receivable Turnover                    na       8.2       6.4        5.9       5.5           3.1        3.3         7.1
  Inventory Turnover                              na       4.1       4.9        5.2       4.9           2.3        2.3         4.5
  Asset Turnover                                  na       1.3       1.2        1.2       1.1           0.6        0.6         1.1
  Days Sales Outstanding                          na      44.4      56.7       61.9      65.9          59.6       56.1        51.2
  Days Inventory Outstanding                      na      89.3      74.7       70.7      74.1          78.4       79.1        81.4
  Days Payable Outstanding                        na      27.4      23.4       17.1      12.1          22.5        9.3        12.3
  EBIT to Average Assets                          na      19.5%     19.3%      11.4%      4.5%           na         na        -1.6%
  EBIT to Average Net Worth                       na      24.1%     23.7%      14.0%      5.4%           na         na        -1.8%
  EBITDA to Average Assets                        na      21.1%     20.5%      12.6%      5.9%           na         na        -0.1%
  EBITDA to Average Net Worth                     na      26.1%     25.2%      15.4%      7.0%           na         na        -0.1%
  Net Income to Average Assets                    na      12.3%     14.7%       6.2%      4.0%           na         na         0.6%
  Net Income to Average Net Worth                 na      15.3%     18.1%       7.6%      4.7%           na         na         0.7%

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Comparative Financial Analysis Continued

($ in thousands, except per share)

                                                                                         as of & for 6 months ended  as of & for LTM
                                              as of & for years ended February 28/29,            August 31,              August 31,
                                             ------------------------------------------  --------------------------  ---------------
                                             1997     1998      1999      2000    2001         2000      2001              2001
                                             ------------------------------------------  --------------------------  ---------------
Profitability Ratios
  Paper and Printing Sales Gross Margin      12.8%    16.0%     14.7%    16.6%    13.6%        15.0%     13.4%             12.7%
  The following Ratios are as % of Revenue
     SG&A                                    38.8%    25.0%     23.5%    34.3%    34.0%        25.9%     35.2%             39.0%
     Operating Income                         0.8%    14.8%     15.6%     4.8%     3.7%        13.5%      3.4%             -1.7%
     Pre-tax Income (Loss)                    2.2%    16.7%     17.5%    11.4%     6.0%        14.5%      4.9%              0.9%
     Profit (Loss) from Continuing
     Operations                               1.8%    10.8%     13.7%     7.1%     3.7%         8.9%      3.0%              0.5%
     Net Income (Loss)                       -2.6%     9.4%     11.9%     5.3%     3.5%         8.5%      3.0%              0.5%
     EBIT                                     0.8%    14.8%     15.6%     9.7%     4.0%        13.5%      3.4%             -1.4%
     EBITDA                                   2.4%    16.0%     16.6%    10.7%     5.2%        14.5%      4.6%             -0.1%

Growth Rates
  Revenue                                      na     11.3%      9.3%     5.7%    -1.6%          na      -6.8%             -3.5%
  Operating Income                             na   1960.0%     15.1%   -67.7%   -23.2%          na     -76.5%           -143.8%
  Pre-tax Income (Loss)                        na    757.4%     14.2%   -30.8%   -48.5%          na     -68.4%            -86.0%
  Profit (Loss) from Continuing Operations     na    565.1%     38.3%   -45.2%   -49.3%          na     -68.4%            -85.9%
  Net Income (Loss)                            na       na      38.9%   -53.4%   -34.5%          na     -67.2%            -85.2%
  EBIT                                         na   1961.7%     15.2%   -34.3%   -59.6%          na     -76.5%           -134.5%
  EBITDA                                       na    628.3%     13.6%   -32.1%   -52.1%          na     -70.2%           -101.6%
  Basic Earnings Per Share                     na       na      36.7%   -53.7%   -31.6%          na     -68.8%            -84.6%
  Diluted Earnings Per Share                   na       na      39.3%   -51.3%   -31.6%          na     -68.8%            -84.6%
  Total Assets                                 na     26.1%      8.8%    12.4%    -6.5%          na      -5.6%             -0.2%
  Net Worth                                    na     18.8%     16.3%     6.2%     3.8%          na      -0.4%              1.8%
  Tangible Net Worth                           na     19.8%     17.1%     6.6%     4.1%          na      -0.2%              1.9%
  CAPEX, net                                   na    -63.3%     -6.8%   219.5%   -42.7%          na     -61.4%            -54.0%

Cumulative Average Growth Rate (CAGR)
Statistics
  Revenue                                      na     11.3%     10.3%     8.7%     6.1%          na        na                na
  Operating Income                             na   1960.0%    386.9%    97.2%    55.8%          na        na                na
  Pre-tax Income (Loss)                        na    757.4%    212.9%    89.2%    36.7%          na        na                na
  Profit (Loss) from Continuing Operations     na    565.1%    203.2%    71.5%    26.4%          na        na                na
  Net Income (Loss)                            na       na        na       na       na           na        na                na
  EBIT                                         na   1961.7%    387.4%   149.9%    58.4%          na        na                na
  EBITDA                                       na    628.3%    187.7%    77.7%    28.1%          na        na                na
  Basic Earnings Per Share                     na       na        na       na       na           na        na                na
  Diluted Earnings Per Share                   na       na        na       na       na           na        na                na
  Total Assets                                 na     26.1%     17.1%    15.5%     9.6%          na        na                na
  Net Worth                                    na     18.8%     17.6%    13.7%    11.1%          na        na                na
  Tangible Net Worth                           na     19.8%     18.4%    14.3%    11.7%          na        na                na
  CAPEX, net                                   na    -63.3%    -41.5%     3.0%   -11.1%          na        na                na

Depreciation & Capital Spending
  Depreciation to CAPEX, net                 92.1%   196.6%    195.1%    62.2%   137.3%        65.9%    196.1%            317.4%
  CAPEX, net to Revenue                       1.6%     0.5%      0.4%     1.4%     0.8%         1.3%      0.6%              0.4%

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

                             BCT International, Inc.

                              Share Price Analysis

                                                                      CAPITALINK

                                                        Smart Investment Banking

                   BCT Closing Price & Trading Volume History
                        October 9, 2000 - October 9, 2001


                                    [GRAPH]

                                                                   Volume  Close

     Start                 End                  High           Average    Median           Low          Avg. Volume   Median Volume
------------------- ------------------- --------------------  ---------  --------- ------------------- ------------- ---------------

 9-Oct-00  $1.4375   9-Oct-01  $0.7800   10-Nov-00  $1.7500    $1.1895    $1.2500   10-Sep-01 $0.5700      6,980         2,100


--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

           BCT vs Comparable Company Index (1) and Russell 3000 Index
                       October 9, 2000 - October 9, 2001


                                    [GRAPH]


                     BCT           Comparables             Russell 3000

      %Change                     BCT           Comparables         Russell 3000
      First Half of Period      -34.8%              -1.2%              -20.3%
      Second Half of Period     -29.1%              52.0%               -7.0%
      Full Period               -45.7%              49.6%              -25.3%

(1) Reflects the market cap weighted prices of the comparable companies utilized in the Comparable Company Analysis.


--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

          BCT Closing Price Ranges as Percentage of Total Trading Days
                        October 9, 2000 - October 9, 2001

                                     [GRAPH]


Price Range    $0.00-$0.75    $0.76-$0.88   $0.89-$1.00   $1.01-$1.13   $1.14-$1.25   $1.26-$1.38  $1.39-$1.50  $1.51-$1.63  $1.64 +
------------------------------------------------------------------------------------------------------------------------------------
Days in Ran          17            23            23           29              38            72           18         22          6
Percentage          6.9%          9.3%          9.3%        11.7%           15.3%         29.0%         7.3%       8.9%       2.4%

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

        BCT Trading Volume per Price Range as Percentage of Total Volume
                       October 9, 2000 - October 9, 2001

                                    [GRAPH]

Price Range    $0.00-$0.75   $0.76-$0.88   $0.89-$1.00   $1.01-$1.13   $1.14-$1.25   $1.26-$1.38   $1.39-$1.50  $1.51-$1.63  $1.64+
-----------------------------------------------------------------------------------------------------------------------------------
Volume            139,300       200,200      135,900       148,700       145,100       569,300       144,000      129,400   119,200
Percentage          8.0%         11.6%         7.9%          8.6%          8.4%         32.9%          8.3%         7.5%      6.9%

__________________________
Sources of information: Commodity Systems, Inc.

           BCT Trading Volume Ranges as a Percentage of Total Volume
                       October 9, 2000 - October 9, 2001

                                    [GRAPH]

                No volume   *0**1,000   *1,001**2,500   *2,501**5,000   *5,001**10,000   *10,001**25,000   *25,001**50,000  *50,001
              ---------------------------------------------------------------------------------------------------------------------
Days in Range       51          44            34              29              36                37                14            3
Percentage         20.6%      17.7%         13.7%            11.7%           14.5%             14.9%             5.6%          1.2%

*  denotes greater than
** denotes less than

______________________
Sources of information: Commodity Systems, Inc.